                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Scotland Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                            SCOTLAND BANCORP, INC.
                        ================================

                             505 SOUTH MAIN STREET
                        LAURINBURG, NORTH CAROLINA 28352
                                 (910) 276-2703

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              --------------------------------------------------

                 MERGER PROPOSED - YOUR VOTE IS VERY IMPORTANT

                   Date:  January 28, 1999
                   Time:  4:00 p.m.
                   Place: Scotland Savings Bank
                          Laurinburg, North Carolina 28352

                 MATTERS TO BE VOTED ON AT THE ANNUAL MEETING:

 .    Approval of the Agreement and Plan of Reorganization and Merger dated
     August 26, 1998, between Centura Banks, Inc. and Scotland Bancorp, Inc.

 .    Election of four directors for three-year terms

 .    Ratification of appointment of McGladrey & Pullen, LLP as our independent accountants for the fiscal year ending September 30, 1999

 .    Any other matters that may be properly brought before the Annual Meeting

     The Boards of Directors of Scotland Bancorp and Centura have agreed on a merger in which Scotland Bancorp will become a wholly owned subsidiary of Centura and then will merge with and into Centura. Immediately afterwards, Scotland Bancorp's wholly-owned savings bank subsidiary, Scotland Savings Bank, Inc. SSB, will merge with and into Centura Bank, Centura's wholly-owned banking subsidiary.

     In the merger each share of Scotland Bancorp common stock will be exchanged for $11.75 in cash.

     The merger cannot be completed unless our stockholders approve it at the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

     Whether or not you plan to attend the Annual Meeting, please take time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail the proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the merger. If you fail to return your proxy card, the effect will be a vote against the merger.

     The other actions taken by our stockholders at the Annual Meeting, the election of four directors and the ratification of the appointment of McGladrey & Pullen, will be effective until the closing of the merger, if it is approved by our stockholders, or until the 2000 annual meeting if the merger is not approved.

     This Proxy Statement provides detailed information about the proposed merger and the other matters under consideration. We encourage you to read it carefully.



                                    William C. Fitzgerald, III
                                    President and Chief Executive Officer
                                    Scotland Bancorp, Inc.

                             SCOTLAND BANCORP, INC.
                             ======================


                                PROXY STATEMENT
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 28, 1999



                                    SUMMARY

     This summary, in question and answer format, may not contain all the information that is important to you. For a more complete understanding of the proposed merger between Scotland Bancorp, Inc. and Centura Bank, Inc., you should read this entire document carefully, as well as the additional documents referred to. "We", "our", "Scotland" and the "Company" each refers to Scotland Bancorp, Inc. "Centura" refers to Centura Banks, Inc. "Scotland Savings" or the "Bank" each refers to Scotland Savings Bank, Inc. SSB, the Company's wholly-owned savings bank subsidiary, and "Centura Bank" refers to Centura Bank, the wholly-owned banking subsidiary of Centura.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

WHAT ARE CENTURA AND CENTURA BANK?

Centura, a North Carolina corporation, is a bank holding company registered with the Federal Reserve System under the Bank Holding Company Act. Centura owns all of the outstanding shares of Centura Bank, a North Carolina bank corporation. Centura, through Centura Bank and its subsidiaries, offers a complete line of banking, investment, leasing, insurance, and trust services through 210 offices located in 122 communities throughout North Carolina, South Carolina, and the Hampton Roads region of Virginia and through a variety of alternative delivery channels.

WHAT ARE THE COMPANY'S REASONS FOR THE MERGER?

The financial services industry has changed significantly in recent years. Changes include consolidation of the banking industry through mergers, deregulation of competition among banking, securities and insurance services providers and a trend towards banks and others offering a broad range of different financial services and products to customers. In the future, many expect banking services delivery to be transformed by extensive use of technology. For these reasons, the Company's Board of Directors developed concerns about the Company's small size and limited resources and its ability to meet the challenges facing it. The Company's Board of Directors was concerned also about its ability to meet its stockholders expectations. To increase stockholder values in future years would require significant increases in profitability and growth which would be difficult for the Company to achieve given the Company's small size, current market conditions and increasing consumer demand for sophisticated financial services.

Scotland's Board of Directors believes that a merger with Centura at this time is in the best interests of its stockholders. Trident Financial Corporation has advised the Board that Centura's offer of $11.75 per share for the Company's outstanding common stock will result in a return of value that is at the high end of the range that can be achieved for the Company's stockholders. Additionally, the Board recognizes that the Bank's customers will benefit from Centura Bank's sophisticated financial services and depth of resources.

WHAT DOES SCOTLAND'S BOARD OF DIRECTORS RECOMMEND?

Scotland's Board of Directors has unanimously approved the merger and recommends that Scotland stockholders vote FOR the proposal to approve the merger.

WHAT WILL I RECEIVE FOR MY SCOTLAND COMMON STOCK?

Each share of your Scotland common stock will be exchanged for $11.75 in cash.

SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

No. After the merger is completed you will receive written instructions for exchanging your Scotland certificates for cash.

HOW WILL I BE TAXED ON THE MERGER?

We expect that for US federal income tax purposes, you will have gain or loss measured by the difference between your cost or other basis in your shares and the amount of cash received for the shares. You are urged to consult your own tax advisors concerning specific tax consequences of the merger to you.

WHEN WILL THE MERGER BE COMPLETED?

We are working to complete the merger by first week in February 1999.

WHAT CIRCUMSTANCES MIGHT PREVENT THE MERGER?

Either Centura or Scotland can withdraw from the merger if, despite its best efforts:

     . the merger is not approved by Scotland's stockholders or . the merger does not receive regulatory approval

Scotland and Centura can also withdraw from the merger by mutual consent, and either can withdraw from the merger if:

     . the other materially breaches the agreement, or . the merger is not completed by March 31, 1999

WHEN AND WHERE IS THE SCOTLAND STOCKHOLDER MEETING?

The Annual Meeting of Scotland's stockholders to vote on the merger, and other matters to be considered at the Annual Meeting will be held at 4:00 p.m. on Thursday, January 28, 1999 at the Bank's main office, 505 South Main Street, Laurinburg, North Carolina 28352.

WHO CAN VOTE ON THE MERGER?  WHAT VOTE IS REQUIRED TO APPROVE THE MERGER?

Holders of Scotland common stock at the close of business on December 18, 1998, can vote at the Annual Meeting. The merger must be approved by the holders of a majority of the outstanding shares of Scotland common stock. As of December 18, 1998, there were 1,913,600 shares of the Company's common stock outstanding.

WHAT SHOULD I DO NOW TO VOTE ON THE MERGER AND THE OTHER PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING?

Just mail your signed proxy card in the enclosed return envelope as soon as possible so your shares can be voted at the Annual Meeting.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

Your broker cannot vote your shares with respect to the merger proposal without your instructions. You should instruct your broker to vote your shares, following the directions your broker provides. Shares that are not voted because you do not instruct your broker effectively will be voted against the merger.

CAN I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

Yes, you can change your vote at any time before your proxy is voted at the Annual Meeting. You can do any of this in three ways: First, you can send the Company a written statement that you would like to revoke your proxy. Second, you can send the Company a new proxy card. You should send your revocation or new proxy card to the Company's Secretary at the address on the cover page. Third, you can attend the stockholder meeting and vote in person. However, your attendance alone will not revoke your proxy. If you instructed a broker to vote your shares, you must follow your broker's directions for changing those instructions.

DO SCOTLAND'S OFFICERS OR DIRECTORS HAVE ANY INTERESTS IN THE MERGER?

Scotland's officers and directors may have interests in the merger that differ from the interests of Scotland's stockholders generally. For example, if the merger is completed, options to purchase Scotland common stock held by Scotland's officers and directors will automatically vest and the officers and directors will have the right to exchange those options for the difference between the option exercise price of $10.50 per share and $11.75. Also, the shares of restricted stock granted to officers and directors under the Bank's Management Recognition Plan will vest automatically and the officers and directors will be able to exchange those restricted shares for $11.75 per share.

DO THE COMPANY'S STOCKHOLDERS HAVE APPRAISAL RIGHTS?

Under North Carolina law, the Company's stockholders have no right to an appraisal of the value of their shares in connection with the merger.

WHAT REGULATORY APPROVALS ARE REQUIRED?

Centura must receive the approval of the Board of Governors of the Federal Reserve System for its merger with Scotland and for Centura Bank's merger with the Bank. Centura must also receive the approval of the North Carolina Commissioner of Banks and the North Carolina Banking Commission for the merger of Scotland Savings into Centura Bank. The Company must receive the approval of the Administrator of the Savings Institutions Division, North Carolina Department of Commerce for its merger with Centura and the Bank's merger with Centura Bank.

Centura and Scotland have filed all the required applications with these regulatory authorities.

DID THE COMPANY USE A FINANCIAL ADVISOR?

In deciding to approve the merger, the Board of Directors considered the opinion of its financial advisor, Trident Financial Corporation, as to the fairness of Centura's offer from a financial point of view. In connection with delivering its opinion, Trident performed a variety of analyses that are described in the Proxy Statement. Trident's fairness opinion is attached as Appendix B to this Proxy Statement. We encourage you to read Trident's analyses and opinion.

CAN THE MERGER AGREEMENT BE AMENDED?

Centura and Scotland may by mutual consent amend the merger agreement before completion of the merger. However, once Scotland's stockholders approve the merger, any amendment changing the consideration to be paid in the merger must be approved by the stockholders.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

     These proxy materials are delivered in connection with the solicitation by Scotland's Board of Directors of proxies to be voted at the 1998 Annual Meeting of Stockholders and at any adjournment or postponement. You are invited to attend our Annual Meeting on January 28, 1999, at 4:00 p.m., Eastern Time, at the main office of Scotland Savings at 505 South Main Street, Laurinburg, North Carolina. This Proxy Statement and form of proxy are being mailed starting December ___, 1998. The Company's telephone number is (910) 276-2703.

REVOCABILITY OF PROXY

     A proxy may be revoked at any time before its exercise by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid later-dated proxy or (3) voting by ballot at the Annual Meeting. However, if you are a beneficial owner of shares of the Company's outstanding common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

SOLICITATION

     The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company's and the Bank's directors, officers and regular employees in person or by telephone, facsimile transmission or by telegram. We have requested brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record and, upon request, we will reimburse them for their reasonable out-of-pocket expenses.

VOTING AT THE ANNUAL MEETING

     Regardless of how many shares of common stock you own, your vote is important to us. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person.

     You are requested to vote by mail by completing, signing, dating and returning the enclosed proxy in the postage-paid envelope provided by the Company. You may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. The designated proxies will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

     .  FOR approval of the Agreement and Plan of Reorganization and Merger
        ---
        dated August 26, 1998, between Centura and the Company (the "Merger Agreement")
     .  FOR the nominees for election to the Board of Directors named in this
        ---
        Proxy Statement
     .  FOR ratification of the selection of McGladrey & Pullen, LLP as the
        ---
        Company's independent accountant for the fiscal year ending September 30, 1999

If instructions are given with respect to some but not all proposals, the proxies will follow the instructions given and will vote FOR the proposals on
                                                         ---
which no instructions are given. If matters not described in this Proxy Statement are presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. We are not now aware of any other matters to be presented except those described in the Proxy Statement. If the Annual Meeting is adjourned, your common stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy instructions.

     You are entitled to vote your common stock if our records showed that you held your shares as of December 18, 1998 (the "Record Date"). At the close of business on December 18, 1998, a total of 1,913,600 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Annual Meeting may be adjourned in order to permit the further solicitation of proxies if there is an insufficient number of stockholders present to constitute a quorum.
Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of common stock entitled to vote is required to approve the Merger Agreement. Abstentions and broker "non-votes" are not counted for purposes of approval of the Merger Agreement.

     A plurality of the votes cast is required for the election of directors.
As a result, those persons nominated for election as directors who receive the largest number of votes will be elected directors. Abstentions and broker "non-votes" are not counted for purposes of the election of directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of McGladrey & Pullen LLP. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located in Chicago (Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511) and in New York (7 World Trade Center, 13th Floor, New York, New York 10048). Copies of such material can be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a World Wide Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including the Company. The address is (http://www.sec.gov.).


     AS FURTHER DESCRIBED BELOW, THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF THOSE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS) WILL BE PROVIDED WITHOUT CHARGE UPON REQUEST DIRECTED TO WILLIAM C. FITZGERALD, III, PRESIDENT, SCOTLAND BANCORP, INC., 505 SOUTH MAIN STREET, LAURINBURG, NORTH CAROLINA 28352, TELEPHONE (910) 276-2703. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS BEFORE THE ANNUAL MEETING, ANY SUCH REQUEST SHOULD BE MADE BY JANUARY 21, 1999.

     CENTURA PROVIDED THE INFORMATION CONTAINED IN THE PROXY STATEMENT CONCERNING CENTURA AND CENTURA BANK.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents previously filed by the Company with the SEC (SEC File No. 1-14266) are incorporated by reference into this Proxy Statement: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997, (ii) the Company's Quarterly Reports on Form 10-QSB for the quarterly periods ended December 31, 1997, March 31, 1998, and June 30, 1998; (iii) the Company's Current Report on Form 8-K dated August 28, 1998; and (iv) the description of the Company's common stock contained in its Registration Statement on Form S-1, Registration No. 33-99916 dated November 30, 1995, as amended on January 31, 1996 and February 7, 1996.

     In addition, all other documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date the Annual Meeting has been finally adjourned shall be deemed to be incorporated by reference herein from the date of filing of such documents. Any statements contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Exchange Act requires that any person who acquires the beneficial ownership of more than 5% of the common stock of the Company notify the SEC and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's common stock.

                                         AMOUNT AND
                                          NATURE OF           PERCENTAGE
                                          BENEFICIAL              OF
NAME AND ADDRESS                         OWNERSHIP/1/         CLASS/2/
----------------                         ------------         ----------

S. T. Snowdon, Jr.                        241,702/3/            12.6%
25863 Snead's Grove Road
Laurel Hill, North Carolina 28351

James E. Milligan                         254,702/3/            13.3%
8 Canterbury Circle
Pinehurst, North Carolina 28352

James S. Mitchener, Jr.                   266,002/3/            13.9%
704 Morrison Lane
Laurinburg, North Carolina 28352

-----------------------------------
/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/2/ Based upon a total of 1,913,600 shares of common stock outstanding at the Record Date.

/3/ Mr. Snowdon, Mr. Milligan and Dr. Mitchener serve as a trustees of the ESOP which holds 233,492 shares of the Company's common stock. The trustees of such plan share certain voting and investment power of such shares. Mr. Snowdon, Mr. Milligan and Dr. Mitchener each have 3,450 shares subject to options which have vested or are exercisable within 60 days under the Stock Option Plan.

Set forth below is certain information, as of the Record Date, regarding those shares of common stock owned beneficially by each of the members of the Boards of Directors of the Company and the Bank, each of the executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).

                                              AMOUNT AND
                                              NATURE OF       PERCENTAGE
                                              BENEFICIAL         OF
NAME AND ADDRESS                             OWNERSHIP/1/       CLASS/2/
----------------                             ------------     -----------

James W. Mason                                  33,767/3/        1.76%
#8 Royal Dornoch Lane
Pinehurst, North Carolina 28374

S. T. Snowdon, Jr., Chairman of              241,702/3/4/       12.63%
the Boards of Directors
25863 Snead's Grove Road
Laurel Hill, North Carolina 28351

Clifton P. Buie                                  8,210/3/        0.43%
421 West Boulevard
Laurinburg, North Carolina 28352

E. S. Hill, Jr.                                 17,098/3/        0.89%
7840 Dogwood Drive
Laurinburg, North Carolina 28352

John W. Hudson                                   8,710/3/        0.46%
801 Frederick Avenue
Laurinburg, North Carolina 28352

James E. Milligan, Vice Chairman             254,702/3/4/       13.31%
of the Boards of Directors
8 Canterbury Circle

Pinehurst, North Carolina 28374
James S. Mitchener, Jr.                      266,002/3/4/       13.90%
704 Morrison Lane

Laurinburg, North Carolina 28352
James T. Willis                                 18,210/3/        0.95%
12540 Bagpipe Lane

Laurinburg, North Carolina 28352
William C. Fitzgerald, III, President and       75,046/5/        3.92%
CEO of the Company and the Bank
1303 Dunbar Drive
Laurinburg, North Carolina 28352

John B. Clark, Vice President and               45,429/6/        2.37%
Secretary of the Company and Senior
Vice President of the Bank
1803 Sherbrooke Circle
Laurinburg, North Carolina 28352

Directors and Executive Officers as a          501,892/7/       26.23%
Group (10 Persons)

-----------------------------
/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and minor children, or other

/2/ Based upon a total of 1,913,600 shares of common stock outstanding at the Record Date.

/3/ Includes 3,450 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

/4/ Mr. Snowdon, Mr. Milligan and Dr. Mitchener serve as trustees of the ESOP which holds 233,492 shares of the Company's common stock. The trustees of such plan share certain voting and investment power of such shares.

/5/ This number includes 23,000 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

/6/ Includes 18,400 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

/7/ The 233,492 shares held by the ESOP for which the trustees, Mr. Snowdon, Mr. Milligan and Dr. Mitchener, share voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group. Includes 69,000 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 1998, all of its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that Debora Steagall was late filing a Form 4 concerning the sale of 400 shares of the Company's common stock. Ms. Steagall timely filed a Form 5 reporting the sale.



                                   PROPOSAL 1

                APPROVAL OF THE MERGER AGREEMENT AND THE MERGER

     The following information describes certain aspects of the Merger Agreement and the proposed merger of Scotland into Centura and Scotland Savings into Centura Bank through a series of transactions described below. This description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy is attached to and incorporated in this Proxy Statement as Appendix A. All stockholders are urged to read the Merger Agreement in its entirety.

DESCRIPTION OF PROPOSED MERGER

     On August 26, 1998, the Company entered into the Merger Agreement with Centura. The Merger Agreement provides that the Merger will be effected by the following transactions which will occur virtually simultaneously, except for the formation of Scotland Acquisition Corporation;

     1. Centura will create Scotland Acquisition Corporation, a North Carolina business corporation, as a wholly-owned subsidiary.

     2. Scotland Acquisition Corporation will merge with and into the Company, making the Company a wholly-owned subsidiary of Centura.

     3. Scotland Savings will merge with and into Centura Bank, Centura's wholly-owned banking subsidiary. Thereafter Scotland Savings' two offices will operate as branches of Centura Bank.

     4.   The Company will merge with and into Centura.

     The transactions described above are collectively referred to herein as the "Merger".

     Each share of the common stock held by stockholders of record on the Record Date will be exchanged for cash in the amount of $11.75.

BACKGROUND OF AND REASONS FOR THE PROPOSED TRANSACTION

     The Company and Its Market Area. The Company is headquartered in Laurinburg, North Carolina. Its sole subsidiary is the Bank, which is a traditional savings institution. The Bank's primary market area is Scotland County and portions of Moore County, North Carolina. The Bank's principal office is in Laurinburg and it has one full service branch in Pinehurst, North Carolina.

     Approximately 85% of the Bank's deposits are held at the Laurinburg office and the majority of its customers are residents of Laurinburg and Scotland County. Scotland County is largely rural with a population of 35,000. Its economy is diversified among agriculture, manufacturing and services. Although the economy is diversified and generally stable, population and household growth, and median and per capita income levels for Scotland County are generally lower than comparable levels for North Carolina and the nation, while unemployment levels are generally higher. Management regards the Scotland County market area as a low growth area in which there is significant competition among financial services providers for market share. The Company believes that opportunities for future earnings growth in the Bank's home market area are limited in light of these factors.

     By comparison, in Pinehurst and Moore County, where the Bank has fewer deposits and customers, growth and income levels exceed North Carolina and national figures, reflecting the development of Pinehurst and Moore County as golfing, resort and retirement centers.

     The Bank is faced with significant competition from regional and local banks in its own market area and from financial services firms in the larger communities nearby.

     The financial services industry has changed significantly in recent years. Changes include consolidation of banking institutions by mergers, deregulation of competition among banking, securities and insurance services providers, and a trend toward banks and others offering a broad range of different financial services and products to customers. In the future, many expect banking services delivery to be transformed by extensive use of technology.

     In view of the foregoing issues and conditions, the Company's Board of Directors developed concerns about the Company's small size and limited resources and its ability to meet the challenges facing it. See "INFORMATION ABOUT THE COMPANY AND THE BANK -- Market and Dividend Information" for a discussion of the limits on the Company's ability to pay dividends in the future.

     Expression of Interest by Advisors and Other Companies. In early 1998, William C. Fitzgerald, President and Chief Executive Officer of the Company and the Bank, was contacted by a representative of an independent investment banking firm who sought to learn Scotland's strategic plans for the Company and, specifically, its attitude regarding mergers and acquisitions. In informal conversations, Mr. Fitzgerald told the investment banker that while the Company was not actively seeking to be acquired, any company would be required to consider an attractive offer. He said that the Board of Directors would seriously consider any proposal it determined to be favorable to the Company's stockholders. Scotland did not retain the investment banker or request that any steps be taken on the Company's behalf.

     In late April 1998, the same investment banker called Mr. Fitzgerald and informed him that a North Carolina banking company was willing to discuss acquiring the Company on terms that the investment banker believed were very favorable to the Company and its stockholders. In response, a meeting was arranged between the Board of Directors and the investment banking firm. At that meeting, the representatives of the investment banking firm advised the Board of Directors that the firm had surveyed the field of companies that might potentially acquire Scotland and identified the five companies most likely to do so on favorable terms. It then contacted each company informally to determine what interest they may have, informing those companies that the firm did not represent Scotland.

     Based on those contacts, the firm identified one company that was interested and determined that it may be willing to consider terms in a range of value to Scotland's stockholders that, the firm advised Scotland's directors, was very favorable to Scotland. The investment banking firm then requested that Scotland Bancorp retain that firm to determine whether an agreement could be reached.

     Meeting with legal counsel and separately from the investment banking firm, the Board of Directors considered the data presented by the investment banking firm, the range of possible stockholder values under discussion, advice the Board had received informally from time to time in the past respecting the value of the Company (which was below the range of values being considered), and the strategic challenges the facing the Company. After considering these issues, the Board retained the investment banking firm to represent the Company as its exclusive agent respecting any agreement that Scotland might enter into with any of the five potential acquirors. In addition, the Board agreed to permit the potential acquiror that had expressed an interest to conduct an examination of the Company's books and records as a basis for negotiating a possible future agreement.

     During the period when the examination of Scotland's books and records was taking place, Trident Financial Corporation ("Trident") which had been consulting with the Company over a period of years, contacted Mr. Fitzgerald. Trident proposed that the Board retain it to represent the Company as its agent respecting potential acquirers other than the five already identified. At the end of May 1998, the Board decided to retain Trident on that basis.

     Centura's Proposal. In May 1998, Trident reported to the Company that Centura was interested in making a proposal to acquire the Company. The Company agreed to permit Centura to examine its books and records.

     The cash price that Centura proposed to pay for the Company's shares was higher than any cash price proposed by any competing company. The company that had first made a proposal was informed that a competing offer had been received. It was given an opportunity to increase its proposal. It elected not to increase its proposal.

     Based on information that the Board had received about Centura and the five other companies that had been contacted and based also on advice received respecting other potential acquirers, the Board determined that there was little likelihood that Scotland would receive more favorable proposals.

     Decision to Negotiate and Enter Definitive Agreement with Centura. With the assistance of its advisors, Scotland negotiated the terms of a definitive agreement with Centura. Centura confirmed to the Company terms to which it was willing to agree during the week of August 17, 1998. The Bank's Board of Directors met with Trident and legal counsel to consider Centura's final proposal on August 20, 1998.

     At the August 20 meeting, Trident presented to the Board of Directors a detailed financial analysis of Centura's proposal. Among other factors, Trident advised the Board that the consideration proposed by Centura was near the high end of the range of values for the Company as determined by Trident's analyses. With Trident's assistance and assistance from legal advisors, the Board of Directors evaluated the financial and market considerations relevant to a decision to recommend to its stockholders approval of the acquisition of Scotland by Centura. The terms of the Merger Agreement, including the purchase price, are the result of arm's-length negotiations. At the August 20, 1998 meeting, the Board concluded that entering into the Merger Agreement is in the best interests of Scotland and its stockholders. The Board's conclusion was based on the directors' consideration of the following factors (without assigning any relative or specific values to any factor):

     (iv)    the financial terms of the proposed agreement;

     (v) a comparison of the terms of the proposed agreement with comparable transactions in North Carolina and elsewhere;

     (vi) information concerning the business, financial condition, results of operations and prospects of Scotland and Centura;

     (vii) competitive factors and trends toward consolidation in the banking industry;

     (viii) the review by Scotland's Board with its legal and financial advisors of the provisions of the proposed agreement;

     (ix) Trident's opinion rendered to Scotland's Board that the consideration to be received under the agreement is fair from a financial point of view to the holders of Scotland's common stock;

     (x) alternatives to being acquired by Centura, including operating as an independent company, in light of the economic conditions and prospects of Scotland and North and South Carolina's banking markets and the competitive environment and the economy generally; and

     (xi) the value received by holders of Scotland common stock in relation to the historical trading prices, book value and earnings per share of Scotland common stock.

     Scotland's Board of Directors believes that by becoming a part of a larger organization with greater resources, Scotland will be able to serve its customers and communities better and to provide services that will be competitive in the market place.

     The Board of Directors also considered provisions made for benefits to employees, management and members of the Board. The Board concluded that those terms are fair and reasonable.

     While each member of the Board of Scotland individually considered the foregoing and other factors, the Board did not collectively assign any specific or relative weights to the factors considered and did not make any determination with respect to any individual factor. The Board collectively made its determination with respect to the Merger Agreement based on the unanimous conclusion reached by its members, in light of the factors that each of them considered appropriate, that the Merger Agreement is in the best interests of Scotland's stockholders.

OPINION OF FINANCIAL ADVISOR

     The Company retained Trident in May 1998, after the Company had received an acquisition proposal from another financial institution, to serve as a financial advisor and to provide valuation services and assistance in evaluating potential merger or acquisition proposals that could be received by the Company. On behalf of the Company, Trident initiated negotiations with Centura in May 1998, which ultimately led to the Merger Agreement. During the course of the negotiations, Trident consulted orally with the Company on a frequent basis. On August 20, 1998, Trident delivered a report to the Board of Directors that summarized its estimate of the value of the Company in a merger or sale of control (the "Valuation Report") and analyzed the Merger Agreement. At that time, Trident also provided, among other things, a financial analysis of the Company, market information with respect to thrift mergers and acquisition transactions, and an analysis of the Company's projected financial performance. Trident finally compared the value of Centura's offer to its estimate of the Company's value in a merger or sale of control, as set forth in the Valuation Report. Also, on August 20, 1998, Trident delivered its opinion to the Company's Board of Directors that, as of that date, the consideration to be received by the Company's stockholders was fair from a financial point of view (the "Opinion"). The standard employed by Trident in rendering its Opinion was whether such consideration was within the range of the economic values of consideration that companies having similar characteristics to that of the Company and Centura might negotiate in comparable circumstances, not whether the consideration proposed in the Merger is at or approaching the high end of such range.

     Trident confirmed and updated its Opinion, as of the date of this Proxy Statement, that the consideration to be received by the Company's stockholders is fair from a financial point of view, as of such date. The Agreement provides for another update of Trident's Opinion immediately preceding the closing of the Merger. A copy of the Opinion, which sets forth certain assumptions made, matters considered and limitations on the reviews undertaken, is attached to this Proxy Statement as Appendix B. Trident has consented to the inclusion of the Opinion and summaries of the Valuation Report in this Proxy Statement.

     TRIDENT'S OPINION IS DIRECTED TO THE BOARD OF DIRECTORS OF THE COMPANY AND IS DIRECTED ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY THE COMPANY'S STOCKHOLDERS BASED ON CONDITIONS AS THEY EXIST AND CAN BE EVALUATED AS OF THE DATE OF THE OPINION. TRIDENT'S OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY COMPANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE ANNUAL MEETING. NOR DOES TRIDENT'S OPINION ADDRESS THE UNDERLYING BUSINESS DECISION TO EFFECT THE MERGER. THIS SUMMARY OF TRIDENT'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF SUCH OPINION, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B. STOCKHOLDERS ARE URGED TO READ TRIDENT'S OPINION IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE AND MATTERS CONSIDERED AND THE LIMITS ON THE REVIEW UNDERTAKEN IN RENDERING SUCH OPINION.

     In connection with rendering its Opinion, Trident reviewed and analyzed, among other things, the following: (i) this Proxy Statement; (ii) the Merger Agreement; (iii) certain publicly available information concerning the Company, including the audited financial statements of the Company for each year in the three-year period ended September 30, 1997 and unaudited financial statements for the nine months ended June 30, 1998; (iv) certain other internal information, primarily financial in nature, concerning the business and operations of the Company (including previous merger inquiries) furnished to them by the Company for purposes of their analysis; (v) information with respect to the trading market for the Company's common stock; (vi) certain publicly available information with respect to other companies which they believed to be comparable to the Company and the trading markets for such other companies' securities; and (vii) certain publicly available information concerning the nature and terms of other transactions that they considered relevant to their inquiry. Trident also discussed with certain officers of the Company the foregoing, as well as other matters they believed relevant to their inquiry. Neither the Company nor its Board of Directors nor management imposed limitations with respect to the investigation made or procedures followed by Trident.

     In their review and analysis and in arriving at its Opinion, Trident assumed and relied upon the accuracy and completeness of all of the financial and other information provided to them by the Company, or that was publicly available, and the accuracy of the representations and warranties of the Company and Centura in the Merger Agreement, and did not attempt independently to verify any such information. Trident did not conduct a physical inspection of the properties or facilities of the Company, nor did it make or obtain any independent evaluations or appraisals of any of such properties or facilities. It did not specifically evaluate the Bank's loan portfolio or the adequacy of reserves for possible loan losses.

     In conducting the analysis and arriving at its Opinion as expressed herein, Trident considered such financial and other factors as it deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial condition and results of operations of the Company, including interest income, interest expense, net interest income, net interest margin, interest sensitivity, non-interest income and expense, earnings, dividends, book value, return on assets, return on equity, capitalization, the amount and type of non-performing assets and the reserve for possible loan losses; (ii) the business prospects of the Company; (iii) the economy in the Company's market area; (iv) the historical and current market for the Company's common stock and for the equity securities of certain other companies that it believed to be comparable to the Company; and (v) the nature and terms of certain other acquisition transactions that it believed to be relevant. Trident also took into account its assessment of general economic, market, financial, and regulatory conditions and trends, as well as its knowledge of the thrift industry, its experience in connection with similar transactions, and its knowledge of securities valuation generally. The Opinion necessarily was based upon conditions as they existed and could be evaluated on the date thereof. Trident's Opinion is, in any event, limited to the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's common stock in the Merger and does not address the Company's underlying business decision to effect the Merger or alternative business strategies, if any, available to the Company.

     The following is a brief summary of the Valuation Report presented by Trident to the Board of Directors of the Company on August 20, 1998:

     Financial Analysis of the Company. Trident examined the Company's financial performance for the period 1994 through June 30, 1998, by analyzing the composition of its balance sheet, adjusting and normalizing its earnings, and calculating a variety of operating and financial ratios for the Company. Trident also studied the trading performance of the Company's common stock for the previous twelve months. The financial analysis of the Company indicated that, among other things, the Company had an extremely high capital level; low profitability, particularly as measured by return on equity, resulting from the Company's high capital level coupled with a modest return on assets; good asset quality, and relatively slow growth. In addition, the Company had undertaken a significant reduction in equity through a $6.00 per share special return of capital distribution. The payment of this distribution significantly reduced the Company's profitability.

     Industry Comparative Analysis. Trident reviewed the Company's strengths and weaknesses by comparing the financial performance of Scotland Savings to that of the following groups of stockholder-owned and state chartered, FDIC-insured savings banks based on financial information as of March 31, 1998 (unless otherwise noted): (i) all United States institutions and (ii) all institutions in the Southeast with assets between $40 million and $100 million; (the "Aggregates"). This analysis compared a number of the Bank's historical financial ratios to those of the Aggregates, including but not limited to: (i) the balance sheet composition as a percentage of total assets; (ii) asset quality and the level of loan loss reserves; and (iii) income and expense data for nine months ended June 30, 1998, as compared to similar data for the Aggregates for the twelve months ended March 31, 1998 (to account for the Company's reduced profitability after payment of the $6.00 per share return of capital distribution). Trident identified the Company's strengths to be, among other things, outstanding asset quality, low risk loan portfolio, productive employees, and no borrowings. Trident identified the Company's weaknesses to be excess capital, low profitability, loan attrition, marginal deposit growth, low level of non-interest income, small and rural market area and small asset size.

     Market Approach Valuation Analysis. Trident analyzed certain median pricing ratios (e.g., price to book value, price to tangible book value, price to reported earnings, price to assets, and the premium paid over tangible book value as a percentage of core deposits) resulting from selected completed thrift merger transactions, as well as recently announced pending transactions. In applying the market approach, Trident considered the pricing ratios for the following groups of thrift merger transactions ("recent" transactions are defined as within 18 months): (i) all pending thrift merger transactions (53 transactions); (ii) all thrift mergers announced during the 90 days prior to August 12, 1998 (the date of the market data) (23 transactions); (iii) all recent mergers of Southeastern thrifts (23 transactions); (iv) all recent thrift mergers in which the aggregate consideration was between $10 million and $50 million (45 transactions); (v) all recent thrift mergers in which the target thrift had assets between $40 million and $100 million (37 transactions); (vi) all recent thrift mergers in which the target thrift had a return on assets between 0.90% and 1.10% (26 transactions); (vii) all recent thrift mergers in which the target thrift had a return on equity between 2.0% and 6.0% (47 transactions); (viii) all recent thrift mergers in which the target thrift had a tangible equity ratio between 15% and 30% of assets (20 transactions); and (ix) all recent thrift mergers in which the target thrift had a ratio of non-performing assets to assets between zero and 0.5% (69 transactions). Trident also considered the pricing ratios for nine thrift merger transactions announced since January 1997 in which the target thrift was of similar size and capital structure as Scotland Savings, and in which the target thrift had similar profitability and asset quality. Trident then compared a number of financial ratios for Scotland Savings to those of the target thrift institutions.

     Based on the Company's financial condition and results of operations, as well as other factors relative to the groups of thrift mergers noted above, Trident selected ranges of pricing ratios to apply to Scotland. Trident chose price to book value ratios of 125% to 150%, resulting in per share values of approximately $10.00 to $12.00; price to tangible book value ratios of 125% to 150%, resulting in per share values of approximately $10.00 to $12.00; price to earnings multiples of 26.0 to 31.0 times earnings, resulting in per share values of approximately $9.25 to $11.25; price to assets ratios of 31.0% to 37.0%, resulting in per share values of approximately $10.00 to $12.00; and premiums over tangible book value as a percentage of core deposits of 10% to 15%, resulting in per share values of approximately $10.00 to

 $11.25. Based on these derived valuation ranges, and after giving each valuation approach similar consideration, Trident established a valuation range of $10.00 to $12.00 per share.

     Also on August 20, 1998, Trident summarized the financial terms of the Merger. At $11.75 per share, the aggregate value of Centura' proposal is $22.7 million (after accounting for the purchase of outstanding stock options for $1.25 each) and represents 147.7% of tangible book value, 38.1 times earnings (based on annualized earning for the nine months ended June 30, 1998 to account for the reduced profitability resulting from payment of the return of capital distribution) and a 17.7% premium over core deposits. As the value of Centura's offer was within the range of value estimated by Trident, Trident informed the Company's Board of Directors that, in its opinion, the transaction was fair from the financial point of view to the Company's stockholders.

     In connection with its Opinion dated as of the date of this Proxy Statement, Trident performed procedures to update certain of their analyses and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith.

     The summary of Trident's reports set forth above covers all material presentations made to the Company's Board of Directors and material analyses performed by Trident but does not purport to be a complete description of the presentations by Trident of the reports to the Board of Directors or of the analyses performed by Trident. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Trident believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all of the analyses, or all of the above summary, would create an incomplete view of the processes underlying the analyses set forth in Trident's reports and its Opinion. In addition, Trident may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Trident's view of the actual value of the Company. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analyses.
In performing its analyses, Trident made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The specific analyses performed by Trident are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such individual analyses were prepared solely as part of Trident's overall analysis of the fairness of the consideration to be received by the Company's stockholders and were provided to the Board of Directors in connection with the delivery of Trident's Opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. In addition, as described above, Trident's Opinion and presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors in making its determination to approve the Merger Agreement.

     Trident, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwriting, and valuations for corporate and other purposes. Trident has extensive experience with the valuation of financial institutions. The Board of Directors selected Trident as its financial advisor because of its previous experience with Trident, because Trident is a nationally recognized investment banking firm specializing in financial institutions and because of its substantial experience in transactions similar to the Merger. Trident Securities, Inc., an affiliate of Trident, served as the Company's sales agent in Scotland Savings' conversion from mutual to stock form of ownership in 1996. In addition, in the ordinary course of business, Trident Securities, Inc. may actively trade the securities of the Company or Centura for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Trident is not affiliated with the Company, Centura or Centura Bank.

     For its services as financial advisor, the Company paid Trident a fee of $40,000 upon execution of the Merger Agreement. An additional fee of approximately $209,000 is payable to Trident upon consummation of the Merger. The Company also agreed to indemnify Trident against certain liabilities, including liabilities under any applicable federal or state laws.

EXCHANGE OF THE COMMON STOCK FOR CASH

     Stockholders of the Company who are the holders of record of shares of the common stock on December 18, 1998, the Record Date, will receive $11.75 in cash for each share of the common stock held by such stockholders at the Effective Time.

     Holders of stock options issued and outstanding under the Scotland Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") immediately prior to the Effective Time, automatically shall be converted into the right to receive cash in an amount equal to $11.75 less the exercise price for each outstanding option. There are 177,000 options currently outstanding and the exercise price of those options is $10.50 per share.

     Based on the 1,913,600 shares of the common stock and the 177,000 options outstanding on the Record Date, the total price of the Merger will be approximately $22,706,050 representing $11.75 exchanged for each common share and option, less the $10.50 exercise price of each option. Centura will provide the consideration for the common stock from cash reserves on hand. At September 30, 1998, Centura's cash reserves on hand were approximately $261 million.

     PROMPTLY AFTER THE CONSUMMATION OF THE MERGER, CENTURA OR THE COMPANY WILL NOTIFY THE COMPANY STOCKHOLDERS OF THE PROCEDURES FOR EXCHANGING THE COMMON STOCK FOR CASH. THE COMPANY STOCKHOLDERS SHOULD NOT SEND IN THEIR SHARE CERTIFICATES UNTIL THEY RECEIVE TRANSMITTAL FORMS FROM CENTURA OR THE COMPANY. THE TRANSMITTAL FORMS WILL LIST PERSONS TO CONTACT FOR ASSISTANCE WITH THE EXCHANGE.

CONDITIONS TO CONSUMMATION OF THE MERGER

     The respective obligations of Centura and the Company to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including, without limitation:

     (i) the approval of the Merger by the Boards of Directors of Centura and the Company, and by the stockholders of the Company;

     (ii) the receipt of all necessary regulatory approvals and expiration of all notice periods and waiting periods required after the granting of any such approval, without any condition or requirement contained in any such approval which, in the reasonable opinion of Centura, is materially disadvantageous or burdensome or would so adversely impact the business or economic benefits of the Merger Agreement to Centura as to render consummation of the Merger inadvisable;

     (iii) the absence of any order, decree or injunction which enjoins or prohibits consummation of the transactions contemplated by the Merger Agreement;

     (iv) the representations of Centura and the Company contained in the Merger Agreement must be true and correct in all material respects as of the Effective Time, and the various agreements and covenants of Centura and the Company required thereunder must have been duly performed and complied with prior to the Effective Time;

     (v) each party shall have received the written opinion of counsel to the other party as to certain matters addressed in the Merger Agreement;

     (vi) Centura shall have received from the Company's independent public accountants a letter with respect to certain financial information regarding the Company; and

     (vii) the Company shall have received from Trident as of the date of the Merger Agreement and updated as of the date of the Proxy Statement and the Effective Time, an opinion that the transaction is fair to the Company's stockholders from a financial point of view.

     Either the Company or Centura may waive in writing certain of the conditions imposed with respect to its or their respective obligations to consummate the Merger, except for the requirements that the Merger be approved by the Company's stockholders, that all required regulatory approvals be received and that all notice periods and waiting periods be expired.

TERMINATION OF THE MERGER AGREEMENT

     The Merger Agreement may be terminated and the Merger abandoned, notwithstanding the approval of the Merger Agreement and the Merger by the Company's stockholders, at any time prior to the Effective Time, upon the written mutual agreement of the parties, or at the election of either party, upon written notice from the party electing to terminate the Merger Agreement to the other party, (i) if the Merger Agreement and the Merger are not approved by the legally required affirmative vote of the stockholders of Scotland at the Annual Meeting, or (ii) if any regulatory authority, the approval of which is required for consummation of the Merger, has denied approval thereof, and such denial has become nonappealable. The Merger Agreement may also be terminated by either Centura or Scotland in the event of any breach of any of the obligations, covenants, or warranties of the other party under the Merger Agreement or if any representation or statement furnished under the Merger Agreement is false or misleading in any material respect at the time furnished, which such event shall not have been remedied to the satisfaction of the other party within 30 days after receipt by such other party of notice in writing of such event from Centura or Scotland, as the case may be. Finally, the Merger Agreement will terminate at either party's election, upon written notice to the other party, if the Merger has not been consummated on or before March 31, 1999. Such termination and abandonment would not require the approval of the stockholders of either party to the Merger Agreement.

     If the Merger is abandoned as described above, the Merger Agreement will become void and have no effect except that certain provisions of the Merger Agreement, including those relating to the obligation of the parties thereto to pay certain expenses and the confidentiality of certain information obtained by each of the parties in connection with the Merger will survive. In addition, termination of the Merger Agreement will not relieve any breaching party from liability for any uncured breach of a representation, warranty, covenant, or agreement giving rise to such termination.

AMENDMENT OF THE MERGER AGREEMENT

     The Merger Agreement may be amended or supplemented in writing by mutual agreement of Centura and the Company, provided that such amendment or supplement must be approved by their respective Boards of Directors and provided further that no amendment or supplement executed after approval of the Merger Agreement by the Company's stockholders may change the consideration into which each share of the common stock will be converted without the further approval of the Company's stockholders.

CONDUCT OF THE COMPANY'S BUSINESS PRIOR TO THE EFFECTIVE TIME

     Pursuant to the Merger Agreement, the Company has agreed, unless it has obtained the prior consent of Centura, and except as otherwise contemplated by the Merger Agreement, to operate its business and to engage in transactions only in the usual, regular, and ordinary course, to preserve intact its business organization, to keep available the services of its present officers and employees, and to preserve its present relationships with depositors, suppliers, customers, and others having business dealings with the Company and the Bank.

     In addition, the Company has agreed that, prior to the earlier of the Effective Time or the termination of the Merger Agreement, the Company may not, except with the prior written consent of Centura or except as expressly contemplated by the Merger Agreement, do, or agree or commit to do, any of the following:

     (i)  amend its charter or bylaws;

     (ii) authorize or establish any other class of capital stock, issue, sell or otherwise dispose of any shares of any class of capital stock, or enter into other agreements to issue or sell any shares of any class of capital stock, or change the number of shares of any class of common stock outstanding;

     (iii) repurchase, redeem, or otherwise acquire or exchange any shares of its capital stock;

     (iv) acquire direct or indirect ownership or control of voting shares or securities convertible into voting shares of, or any other interest in, any presently non-affiliated corporation, any newly-organized business entity, any joint venture or other entity, other than in the ordinary course of business in its fiduciary or custodial capacity or as a result of debts previously contracted;

     (v) declare, set aside, or pay dividends on any shares of any class of capital stock or make any other distribution of assets to the holders of any shares of any class of capital stock, except for the payment of regular quarterly dividends to the Company's stockholders, which quarterly dividend shall not exceed, in the aggregate, $0.05 per share;

     (vi) sell or lease all or any material part of its assets or business other than in the ordinary course of business;

     (vii) incur any indebtedness for money that becomes due and payable more than one year after such incurrence;

     (viii) enter into or institute any employment contract, deferred compensation, bonus, stock option, profit-sharing, pension, retirement, or insurance plan, or terminate or materially amend any such plan already existing, or grant any increase in compensation or other benefits to its employees or officers except in the ordinary course of business and in accordance with past practices;

     (ix) enter into any agreement, understanding, or commitment with any other party that is materially inconsistent with its obligations under the Merger Agreement;

     (x) effect any capital improvement or purchase of equipment or furnishings involving an expenditure in excess of $50,000; and

     (xi) initiate, propose, or otherwise solicit any bids or offers to purchase or acquire Scotland, cause Scotland to merge into or consolidate with any other corporation, or acquire all or any substantial part of the assets of any other corporation, except where such acquisition relates to foreclosure procedures, or deeds or transfers in lieu of foreclosure, on extensions of credit by Scotland.

REGULATORY CONSIDERATIONS

     The Merger is subject to certain regulatory approvals, as set forth below. To the extent that the following information describes statutes and regulations, it is qualified in its entirety by reference to the particular statutes and regulations promulgated under such statutes.

     Centura's acquisition of the Company, which will be effected through the Merger, is subject to approval by the Board of Governors of the Federal Reserve System ("Federal Reserve") under the Bank Holding Company Act of 1956, as amended (the "BHC Act") which permits a bank holding company, such as Centura to acquire direct or indirect ownership or control of more than 5% of the voting shares of any bank or any bank holding company, such as the Company, if the Federal Reserve has approved the transaction based upon its review of the financial and managerial resources and future prospects of the existing and proposed institutions and the convenience and needs of the community to be served. This consideration includes an evaluation by the Federal Reserve as to whether the Merger would result in a monopoly or otherwise would substantially lessen competition or impair the financial and managerial resources and future prospects of Centura or the Company. In addition, the Federal Reserve must take into account the records of Centura and the Company in meeting the credit needs of the entire community served by such institutions, including low- and moderate-income neighborhoods.

     In order to effect the Merger, Centura will form a business corporation with the name "Scotland Acquisition Corporation" as the wholly owned subsidiary of Centura; Scotland Acquisition Corporation will merge into the

Company, making the Company a wholly-owned subsidiary of Centura. Immediately thereafter Scotland Savings will merge with and into Centura Bank and the Company will merge with and into Centura. To accomplish the Merger, Centura has applied to (i) the Federal Reserve for approval to acquire the Company and to merge the Company with and into Centura and to merge Scotland Savings with and into Centura Bank and to establish a new branch office at Scotland Savings' current address and (ii) North Carolina Commissioner of Banks (the "Commissioner") and the North Carolina Banking Commission for the merger of Scotland Savings into Centura Bank and the establishment of a new branch office at Scotland Savings' current address. The Company has applied to the Administrator of the Savings Institutions Division, North Carolina Department of Commerce (the "Administrator") for approval of its merger with Scotland Acquisition Corporation and for the merger of Scotland Savings with and into Centura Bank.

     On November 5, 1998, Centura received approval from the Federal Reserve. On December 2, 1998, Centura received approval from the Commissioner and the North Carolina Banking Commission. Scotland received approval from the Administrator on __________, 1998. The Merger cannot be consummated until all required waiting periods have run.

     Centura and the Company are not aware of any other governmental approvals or actions that are required for consummation of the Merger except as described above. Should any such approval or action be required, it is presently contemplated that such approval or action would be sought or taken. There can be no assurance that any such approval or action, if needed, could be obtained, would not delay consummation of the Merger or would not be conditioned in a manner that would cause Centura to abandon the Merger.

CLOSING AND EFFECTIVE TIME

     The Merger will not be consummated unless and until the Merger Agreement and the transactions contemplated thereby are approved by the requisite vote of the stockholders of the Company, the required regulatory approvals are received, and the other conditions to the Merger are satisfied (or waived to the extent permitted by applicable law). The Merger Agreement provides that the closing of the Merger will occur on a date agreed upon by the parties as soon as practicable after the expiration of any and all required approvals of the Merger by governmental or regulatory authorities. The Merger will become effective on the date and time specified in the articles of merger, or such other documents as are necessary to consummate the Merger, filed with the North Carolina Secretary of State (the "Effective Time").

TAX CONSEQUENCES OF THE MERGER

     Each stockholder of the Company who, pursuant to the Merger Agreement, receives cash in exchange for shares of the common stock generally will, upon the payment of such cash in exchange for the surrender of the certificate or certificates representing such stockholder's shares, realize gain or loss for federal income tax purposes measured by the difference between such stockholder's cost or other basis in such shares and the amount of cash received therefor, and the amount of such gain or loss so realized must be recognized by such stockholder for federal income tax purposes. Such gain or loss will be capital gain or loss if the shares held by such stockholder constitute capital assets in the stockholder's hands, and will be long-term capital gain or loss if such stockholder's holding period for such shares is more than one year. This summary is not a complete description of all the tax consequences of the Merger, and in particular, may not address federal income tax considerations that may affect the holders of the common stock entitled to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as insurance companies, dealers in securities, tax exempt organizations, foreign persons or corporations, or compensation related acquisitions.


     STOCKHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX COUNSELORS AND ADVISORS WITH REGARD TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE EFFECT OF FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS, AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

INTERESTS OF CERTAIN PERSONS IN THE MERGER AND EFFECT OF THE MERGER ON EMPLOYEES AND BENEFIT PLANS

     Stock Owned by Officers and Directors. Information as to the stockholdings of directors and executive officers of the Company is included in the section of this Proxy Statement entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."

     Management Recognition Plan. Pursuant to Scotland Savings Bank, Inc., SSB Management Recognition Plan and Trust (the "MRP"), the directors, officers and employees of the Company and Bank were awarded a total of 73,600 restricted shares of common stock on May 13, 1997. The MRP provides that the shares granted vest at a rate of 20% on May 13, 1997, and 20% on each subsequent anniversary date until all shares are vested. Based upon that vesting schedule, 60% or 44,160 of the shares awarded have not yet vested. The Company and Centura have agreed that all 44,160 unvested shares will become vested at the Effective Time and the MRP will be terminated. Each vested share will then be exchanged for $11.75 in cash, or a total of $518,880 for the 44,160 unvested shares. No additional awards will be made under the MRP prior to the Effective Time.

     Stock Option Plan. Pursuant to the Company's Stock Option Plan, the directors, officers and employees of the Company and Bank have been granted options to purchase a total of 177,000 shares of common stock at an option exercise price of $10.50. The Stock Plan provides that the options granted vest at a rate of 25% on May 13, 1997, and 25% on each subsequent anniversary date until all shares are vested. Based upon that vesting schedule, 50% of the options granted have not yet vested. Each option, to the extent not vested or exercised prior to the Effective Time, shall automatically be converted into the right to receive $11.75 in cash, less the $10.50 exercise price. Each optionee will enter into a written agreement to the effect that such optionee's stock
options are terminated, canceled and released as of the Effective Time.   A
total of $221,250 will be paid for the outstanding unexercised options.

     Employee Stock Ownership Plan. The Bank's Employee Stock Ownership Plan (the "ESOP"), using funds loaned to the ESOP by the Company and funds received by the ESOP when the Company paid a return of capital in the form of a special dividend, has purchased 233,492 shares of common stock for allocation to plan participants. At September 30, 1998, under the plan's provisions, 17,884 of those shares have already been, or are committed to be, allocated to the participants. At the Effective Time, each participant will receive $11.75 in cash in exchange for each share allocated to them under the plan. Each unallocated share remaining in the ESOP at the Effective Time will be exchanged for $11.75 in cash which will be used to repay in full the loan from the Company to the ESOP. Any cash remaining in the plan after repayment of the loan will be allocated to participants in accordance with the terms of the ESOP.

     Employment Agreements. At the Effective Time, and upon termination of and in substitution for his current employment agreement with the Bank, Centura and Centura Bank will enter into an employment agreement with William C. Fitzgerald, III (the "Employment Agreement"). Mr. Fitzgerald's Employment Agreement will provide for an initial term of employment of three years and annual cash compensation of $139,584 per year during the initial term. In addition, Mr. Fitzgerald will be able to participate in Centura's executive incentive bonus program up to a maximum amount of $13,018 per year during the three-year term of the Employment Agreement. A copy of the Employment Agreement is attached as Exhibit C to the Merger Agreement attached to this Proxy Statement as Appendix A.

     Special Termination Agreement. Centura and Centura Bank will honor the Special Termination Agreement in effect between the Bank and John B. Clark. Under the terms of the Special Termination Agreement, in the event of his termination of employment, Mr. Clark is entitled to payment in an amount equal to two times his base amount as defined in Section 280G(b)(3) of the Code. Therefore, at September 30, 1998, Mr. Clark would be entitled to receive $160,000 under the terms of the Special Termination Agreement.

     Employees and Benefit Plans. All the Company's and the Bank's employees will continue to be employees at the Effective Time and shall become employees of Centura or Centura Bank following the Effective Time for purposes of ensuring that all such employees qualify for the rights provided to terminated employees under the Consolidated Omnibus Budget Reconciliation Action of 1985. Except as otherwise expressly provided in the Merger Agreement, however, neither Centura nor Centura Bank has any obligation to employ or continue to employ any such employee for any period of time. Centura Bank may offer continuing employment following the Effective Time to some persons now employed by Scotland or the Bank. Any employee who accepts such offer and becomes employed by Centura Bank, will be provided with the employee welfare benefits generally available to all similarly situated employees of Centura Bank, including the group insurance plan of Centura Bank (including hospitalization, life and disability, and dental coverage) on the same terms and at the same cost as similarly situated employees of Centura Bank with no interruption in benefits and with acceptance of all pre-existing conditions accepted under the comparable plan or plans maintained by the Company to the extent coverage is provided for such conditions under Centura's plans. Such benefits will be provided for dependents and/or families of such employees as permitted by Centura Bank's employee benefits plan on the same terms and at the same cost as for dependents and/or families of similarly situated Centura Bank employees.

     At the Effective Time, benefit accruals under any employee pension benefit plan (including any employee stock ownership plan or 401(k) plan) maintained by the Company or the Bank will cease. The 401(k) plan maintained by the Company may, at Centura's election, be merged into Centura's or Centura Bank's 401(k) plan or be terminated. All employees who are retained by Centura will be eligible to participate in the pension and 401(k) plans of Centura or Centura Bank, as applicable, in accordance with the terms of such plans and will be credited for purposes of vesting and eligibility (but not for purposes of benefit accruals) under such plans with one year of service to Centura Bank for each year of service to Scotland or the Bank prior to the Effective Time. Scotland's pension plan shall be terminated with full vesting, and the assets therein distributed or transferred in accordance with the elections of participants thereunder made in a manner consistent with the terms of such plan and the Code.

     Severance Plan. Centura and Centura Bank will honor the Bank's Severance Plan currently in effect as to all employees of the Bank who are employed at the Effective Time. That plan shall continue in effect as to such employees for a period of two years following the Effective Time as the plan provides, but shall not apply to other persons and shall be deemed terminated as to any change-of-control transaction other than the transactions contemplated by the Merger Agreement.

     Other Agreements. Centura agrees to assume, or to cause Centura Bank to assume, the Bank's obligations under the provisions of the deferred compensation agreements between the Bank and three of its non-employee directors. However, following the Effective Time, no further deferrals will be permitted and no additional purchases of insurance will be made pursuant to those agreements.

MANAGEMENT AND ADDITIONAL INFORMATION

     Certain information relating to the Company's directors and executive officers, executive and director compensation and compensation plans, certain relationships and related transactions and other related matters as to the Company is contained under "PROPOSAL 2-ELECTION OF DIRECTORS."

ACCOUNTING TREATMENT

     Centura and Centura Bank will use the purchase method of accounting in connection with the Merger.


EXPENSES OF THE MERGER

     The Merger Agreement provides that whether or not the Merger Agreement is terminated or the transactions contemplated thereunder are consummated, the Company and Centura shall each pay its own legal, accounting and financial advisory fees and all other costs and expenses incurred in connection with the proposed transactions.

EFFECT OF THE MERGER THE RIGHTS OF THE COMPANY'S STOCKHOLDERS

     As a result of the Merger, holders of the common stock will exchange their shares for cash. Under the Company's current charter, stockholders have voting rights with respect to certain matters relating to the Company, including the election of directors. After the Merger, stockholders of the Company will not be stockholders of the Company, Centura, or Centura Bank and, therefore, will have no voting rights with respect to the Company, Centura, or Centura Bank, unless such stockholders otherwise own or purchase voting securities of Centura.

APPRAISAL RIGHTS

     Under North Carolina law, the Company's stockholders have no right to an appraisal of the value of their shares in connection with the Merger.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE MERGER.
                                                              ---
TO BE APPROVED, A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING MUST VOTE IN FAVOR OF THE MERGER, IN PERSON OR BY PROXY.


                  INFORMATION ABOUT THE COMPANY AND THE BANK

     The Company is a bank holding company registered with the Federal Reserve under the BHC Act and the savings bank holding company laws of North Carolina. The Company's and the Bank's principal office is located at 505 South Main Street, Laurinburg, North Carolina. The Company's activities consist of investing the proceeds of its initial public offering which were retained at the holding company level, holding the indebtedness outstanding from the Bank's ESOP and owning the Bank. The Company's principal sources of income are earnings on its investments and interest payments received from the ESOP with respect to the ESOP loan. In addition, the Company will receive any dividends which are declared and paid by the Bank on its capital stock.

     The Bank was originally chartered in 1923 and has been a member of the Federal Home Loan Bank system since 1933. The deposits of the Bank are insured by the Savings Association Insurance Fund (the "SAIF") of the Federal Deposit Insurance Corporation (the "FDIC") to the maximum amount permitted by law.

     The Bank conducts business through its full service offices in Laurinburg and Pinehurst, North Carolina. It is primarily engaged in soliciting deposit accounts from the general public, making mortgage loans to finance the acquisition and construction of residential dwellings and making limited types of consumer loans. The Bank's primary source of revenue is interest income from its lending activities; other major sources of revenue are interest and dividend income from investments and mortgage-backed securities, interest income from its interest-bearing deposit balances in other depository institutions and fee income from its lending and deposit activities. The major expenses of the Bank are interest on deposits and noninterest expenses such as compensation and fringe benefits, data processing expenses and branch occupancy and related expenses.

PRIMARY MARKET AREA

     The Bank's primary market area is Scotland County and portions of Moore
County, North Carolina.   The Bank's principal office is in Laurinburg, North
Carolina and it has one full-service branch in Pinehurst, North Carolina. Scotland County is in southeastern North Carolina along the North Carolina/South Carolina stateline southwest of Fayetteville, North Carolina. Pinehurst is in Moore County, immediately north of Scotland County and northwest of Fayetteville.

     Approximately 85% of the Bank's deposits are at the Laurinburg office and the majority of its customers are residents of Laurinburg and Scotland County. Scotland County is largely rural with a population of 35,000. Its economy is diversified among agriculture, manufacturing and services. Major area employers include Abbott Laboratories, Campbell Soup Company, LOF Glass and Westpoint Stevens. Although the economy is diversified and generally stable, population and household growth, and median and per capita income levels for Scotland County are generally lower than comparable levels for North Carolina and the nation, while unemployment levels are generally higher. Management regards the Scotland County market area as a low growth area in which there is significant competition among financial services providers for market share. The Company believes that opportunities for future earnings growth in the Bank's home market area are limited in light of these factors.

     By comparison, in Pinehurst and Moore County, where the Bank has fewer deposits and customers, growth and income levels exceed North Carolina and national figures, reflecting the development of Pinehurst and Moore County as golfing, resort and retirement centers. The major employers in Moore County include Moore Regional Hospital, Resorts of Pinehurst and Ithaca Industries. There is significant competition among providers of financial services in these markets and the Bank's market share is not large.

SUBSIDIARY ACTIVITIES

     The Company has no subsidiaries other than the Bank. The Bank has no subsidiaries.

EMPLOYEES

     As of September 30, 1998, the Bank had 13 full-time employees and no part-time employees. The employees are not represented by a collective bargaining unit. The Bank believes its relationship with its employees to be good.

PROPERTIES

     The following table sets forth the location of the Bank's principal office in Laurinburg and its full service branch office in Pinehurst, as well as certain other information relating to these offices as of September 30, 1998. The Bank owns the Laurinburg office. The Bank is a 50% owner of the Pinehurst office. A golf course designer owns and has offices in the other half of the building. All taxes, insurance, utilities and maintenance are paid by each owner for their respective one-half of the building. The net book value of the Pinehurst property listed below is for the Bank's one-half interest.

                                    NET BOOK VALUE         DEPOSITS
          ADDRESS                    OF PROPERTY        (IN THOUSANDS)
          -------                   --------------      --------------
Laurinburg:                             $556,058              $37,116
505 South Main Street
P.O. Box 1468
Laurinburg, North Carolina 28352

Pinehurst:                              $162,340              $ 7,155
77 Cherokee Road
Pinehurst, North Carolina 28374

     The Bank's management considers the property to be in good condition and is of the opinion that it is adequately covered by insurance. The total net book value of the Bank's furniture, fixtures and equipment on September 30, 1998 was $37,583. Any property acquired as a result of foreclosure or by deed in lieu of foreclosure is classified as real estate owned until such time as it is sold or otherwise disposed of by the Bank in an effort to recover its investment. As of September 30, 1998, the Bank had no recorded real estate acquired in settlement of loans.

LEGAL PROCEEDINGS

     In the opinion of management, neither the Company nor the Bank is involved in any pending legal proceedings other than routine, non-material proceedings occurring in the ordinary course of business.

MARKET AND DIVIDEND INFORMATION

     The Company's sources of income consist of dividends paid by the Bank to the Company and income from investments. Following the payment of a special dividend totaling $6.00 in 1997, the Company's income from investments was substantially reduced. Consequently, declarations of cash dividends by the Company may depend upon dividend payments by the Bank to the Company, which are subject to various restrictions.

     At the time of the Bank's conversion from mutual to stock form of ownership (the "Conversion"), the Bank established a liquidation account in an amount equal to $8,861,000, its net worth at December 31, 1995. The liquidation account is maintained for the benefit of eligible deposit account holders who continue to maintain their deposit accounts in the Bank after the Conversion. Only in the event of a complete liquidation would each eligible deposit account holder be entitled to receive a liquidating distribution in the amount of the then-current adjusted subaccount balance for the deposit accounts before any liquidation distribution may be made with respect to the common stock.
Dividends paid by the Bank to the Company cannot reduce the net worth of the Bank below the amount required for this liquidation account.

     Also, the Bank may not declare or pay a cash dividend if its net worth would be reduced below the minimum regulatory capital requirement imposed by federal and state regulations. The FDIC requires the Bank to maintain minimum ratios of Tier 1 capital to quarterly average total assets, Tier 1 capital to total risk-weighted assets and total capital to risk-weighted assets of 3%, 4% and 8%, respectively. The Bank's Tier 1 capital to quarterly average total assets, Tier 1 capital to total risk-weighted assets and total capital to risk-weighted assets ratios were approximately 20.3%, 33.9% and 34.6%, respectively, at September 30, 1998. The Administrator requires a net worth equal to at least 5% of assets. At September 30, 1998, the Bank's net worth to average assets ratio was approximately 21.1%.

     In addition, for a period of five years after the Conversion, the Bank is required, under existing North Carolina regulations, to obtain prior written approval of the Administrator before it can declare and pay a cash dividend on its capital stock in an amount in excess of one-half of the greater of (i) its net income for the most recent fiscal year, or (ii) the average of its net income after dividends for the most recent fiscal year and not more than two of the immediately preceding fiscal years, if applicable. At the Administrator's request, the Company has provided prior notice to the Administrator of each dividend paid by the Company. Also, the Bank has obtained the Administrator's prior approval for each dividend paid by the Bank to the Company.

     Retained income at September 30, 1998, includes approximately $1,422,000 for which no provision for federal income tax has been made. This amount represents an allocation of income to bad debt deductions for tax purposes only. Payment of dividends by the Bank out of this bad debt allocation would create taxable income equal to approximately 165% of the dividend for the Bank.

     The Company is also subject to limits on dividend payments. The Company is prohibited, under the North Carolina Business Corporation Act, from paying a dividend if such payment would (i) cause the Company to be unable to pay its debts as they become due in the ordinary course of business or (ii) reduce the Company's total assets below the sum of the Company's total liabilities plus any amounts which would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the preferential rights that are superior to holders of the common stock.

     Since the Conversion, the Company's policy has been to pay regular quarterly dividends ranging from $0.05 to $0.075 per share. In addition, the Company paid a return of capital in the form of a special dividend in the amount of $6.00 on September 29, 1997. This return of capital was determined by the Board of Directors of the Company to be in the best interest of the Company's stockholders, based upon advice from its financial advisor, due to the (i) overcapitalization of the Company following the Conversion and the lack of immediately available investments providing an acceptable rate of return for the Company's stockholders and (ii) the Company's business and prospects.

     The Company's common stock began trading on April 2, 1996. As of December 18, 1998, there were approximately 470 holders of record, not including the number of persons or entities whose stock is held in nominee or street name through various brokerage firms or banks. The Company's stock is traded on the American Stock Exchange under the symbol "SSB."

     The table below gives the high and low sales prices for each quarter of the Company's last two fiscal years.

                              HIGH            LOW
                              -------         -------
1998
First Quarter                 $12.875         $ 9.875
Second Quarter                $11.375         $ 9.750
Third Quarter                 $ 9.750         $ 8.125
Fourth Quarter                $11.250         $10.750

1997
First Quarter                 $14.375         $12.750
Second Quarter                $16.750         $14.250
Third Quarter                 $16.375         $14.750
Fourth Quarter                $19.250         $12.500

SELECTED FINANCIAL DATA OF THE COMPANY

     The following table sets forth selected financial data and other operating information of the Company at the dates and for the periods indicated. See "-- Market and Dividend Information" for a discussion of the limits on the Company's ability to pay dividends in the future.

                                                                            Year Ended September 30
                                                              1998         1997          1996      1995      1994
                                                                (Dollars in Thousands, Except Per Share Data)
Financial Condition Data:
   Total assets                                             $60,730          $64,399   $68,622   $57,718   $57,715
   Investments securities/(1)/                               16,137           16,110    21,464    14,525    19,273
   Loans receivable, net                                     42,485           46,463    45,079    41,204    36,661
   Deposits                                                  44,271           43,140    42,410    48,203    48,995
   Stockholders' equity/(2)/                                 15,337           14,561    24,791     8,580     7,761
   Book value per share/(2)/                                   8.01             7.61     13.47        --        --



Operating Data:
   Interest and dividend income                             $ 4,564          $ 5,171   $ 4,870   $ 4,313   $ 3,889
   Interest expense                                           2,122            1,983     2,209     2,144     1,753
   Net interest income                                        2,442            3,188     2,661     2,169     2,136
   Provision for loan losses                                      6               24        25        11        20
   Noninterest income                                            74              306        80        73        71
   Noninterest expense                                        1,676            1,680     1,549     1,158     1,263
   Income before income taxes                                   834            1,790     1,167     1,073       924
   Income tax expense                                           305              532       409       352       292
   Net income                                               $   529          $ 1,258   $   758   $   721   $   632
   Basic earnings per share/(2)(3)/                         $  0.32          $  0.74   $  0.23   $    --   $    --
   Diluted earnings per share/(2)(3)/                       $  0.32          $  0.74   $  0.25   $    --   $    --
   Dividends per share/(2)/                                 $  0.20          $  6.30   $  0.15   $    --   $    --
   Dividend payment ratio/(2)(6)/                             62.50%          851.35%    60.00%       --        --

Selected Other Data:
   Return on average assets                                    0.86%      1.84%          1.18%     1.25%     1.13%
   Return on average equity                                    3.52%      5.14%          4.31%     8.52%     8.49%
   Average equity to average assets                           24.41%     35.80%         27.38%    14.67%    13.31%
   Interest rate spread                                        2.89%      3.05%          2.84%     3.27%     3.50%
   Net interest margin                                         4.07%      4.75%          4.15%     3.87%     3.94%
   Efficiency ratio/(5)/                                      66.62%     48.08%         56.51%    51.65%    57.23%
   Allowance for loan losses to nonperforming loans/(4)/     910.71%    830.00%        714.97%     0.00%     0.00%
   Nonperforming loans to total loans                          0.06%      0.06%          0.07%     0.00%     0.00%


(1) Includes interest-earning deposits, federal funds sold, investment securities and mortgage-backed securities.
(2) On March 29, 1996, Scotland Savings converted from a state chartered mutual savings bank to a state chartered stock savings bank and became a wholly owned subsidiary of Scotland Bancorp, Inc. The Bank issued regular cash dividends per share totaling $0.20, $0.30 and $0.15 for the years ended September 30, 1998, 1997 and 1996 and a return of capital dividend of $6.00 during the year ended September 30, 1997.
(3) Earnings per share has been calculated in accordance with the Statement of Financial Accounting Standards No. 128, "Earnings Per Share", and is based on net income for the year, divided by the weighted average number of shares outstanding for the year. In accordance with the AICPA's SOP 93-6, unallocated ESOP shares were deducted from outstanding shares used in the computation of earnings per share. Diluted earnings per share includes the effect of dilutive common stock equivalents in the weighted average number of shares outstanding.
(4) Nonperforming loans include mortgage loans and consumer/commercial loans 90 days or more delinquent.
(5) The efficiency ratio represents non-interest expense as a percentage of the sum of net interest income and non-interest income.
(6) The dividend payment ratio represents dividends per share as a percent of earnings per share. Dividends per share include a $6.00 return of capital dividend during the year ended September 30, 1997.


                  INFORMATION ABOUT CENTURA AND CENTURA BANK

CENTURA

     Centura, a North Carolina corporation, is a bank holding company registered with the Federal Reserve under the BHC Act. Centura owns all of the outstanding shares of Centura Bank, a North Carolina bank corporation. Centura, through Centura Bank and its subsidiaries, offers a complete line of banking, investment, leasing, insurance, and trust services through 210 offices located in 122 communities throughout North Carolina, South Carolina, and the Hampton Roads region of Virginia and through a variety of alternative delivery channels. As of September 30, 1998, Centura had total consolidated assets of approximately $7.8 billion, total consolidated liabilities of approximately $7.2 billion, and total consolidated stockholders' equity of approximately $618.4 million.

     The principal executive offices of Centura and Centura Bank are located at 134 North Church Street, Rocky Mount, North Carolina 27804, and its telephone number at such address is (252) 454-4400.

LEGAL PROCEEDINGS

     There is no litigation instituted or pending, or, to the knowledge of Centura, threatened against any Centura subsidiary that is reasonably likely to have, individually or in the aggregate, a material adverse effect on Centura's ability to perform its obligations under the Merger Agreement.

SELECTED FINANCIAL DATA OF CENTURA

     The following table sets forth selected financial data and other operating information of Centura at the dates and for the periods indicated.


                                                Nine Months Ended
                                                   September 30                     Year Ended December 31
                                                  1998        1997       1997       1996       1995       1994       1993
SUMMARY OF OPERATIONS
(Thousands, except per share)
   Interest income                              $427,933   $377,953   $515,089   $469,760   $417,635   $324,950   $282,819
   Interest expense                              206,231    181,143    247,184    219,676    192,990    123,657    112,306
                                                --------   --------   --------   --------   --------   --------   --------
   Net interest income                           221,702    196,810    267,905    250,084    224,645    201,293    170,513
   Provision for loan loss                        11,069      9,569     13,418      9,596      7,904      7,220      9,151
   Noninterest income                            100,724     77,759    117,221    100,847     80,110     63,756     66,642
   Noninterest expense                           202,996    173,852    246,230    233,981    195,777    170,207    157,040
   Income taxes                                   36,695     31,594     42,420     39,203     36,421     31,849     26,688
                                                --------   --------   --------   --------   --------   --------   --------
   Net income                                     71,666     59,554     83,058     68,151     64,653     55,773     44,276
                                                ========   ========   ========   ========   ========   ========   ========
   Net interest income, taxable equivalent       227,170    202,632    275,632    256,109    229,827    207,033    176,610
                                                ========   ========   ========   ========   ========   ========   ========
   Cash dividends                                 22,416     20,373     27,354     24,001     18,731     15,874     12,833
                                                ========   ========   ========   ========   ========   ========   ========

PER COMMON SHARE
   Net income - basic                           $   2.72   $   2.31   $   3.22   $   2.66   $   2.50   $   2.23   $   1.92
   Net income - diluted                             2.67       2.26       3.15       2.60       2.45       2.19       1.90
   Cash dividends                                   0.85       0.79       1.06       1.00       0.85       0.74       0.69
   Book value                                      23.28      20.45      20.82      18.51      17.19      14.95      14.09

SELECTED AVERAGE BALANCES
(Millions)
   Assets                                       $  7,446   $  6,461   $  6,601   $  5,956   $  5,178   $  4,478   $  3,937
   Earning assets                                  6,778      5,934      6,056      5,485      4,754      4,118      3,614
   Loans                                           4,853      4,224      4,309      4,014      3,638      3,005      2,650
   Investment securities                           1,897      1,679      1,716      1,436      1,083      1,083        905
   Core deposits                                   4,940      4,420      4,512      4,102      3,646      3,445      3,058
   Total deposits                                  5,444      4,784      4,899      4,505      4,036      3,718      3,334
   Shareholders' equity                              584        503        510        454        425        360        301

SELECTED PERIOD-END BALANCES
(Millions)
   Assets                                       $  7,805   $  6,891   $  7,125   $  6,294   $  5,785   $  4,658   $  4,518
   Earning assets                                  7,127      6,227      6,458      5,720      5,274      4,230      4,091
   Loans                                           5,013      4,511      4,587      4,109      3,898      3,244      2,834
   Investment securities                           2,094      1,693      1,828      1,578      1,329        966      1,201
   Core deposits                                   5,065      4,799      4,893      4,387      3,948      3,428      3,538
   Total deposits                                  5,569      5,210      5,365      4,733      4,444      3,736      3,854
   Shareholders' equity                              618        529        538        475        443        369        351

SELECTED RATIOS
   Return on average assets                         1.29%      1.23%      1.26%      1.14%      1.25%      1.25%      1.12%
   Return on average equity                        16.42%     15.83%     16.28%     15.02%     15.22%     15.48%     14.73%
   Average equity to average assets                 7.84%      7.79%      7.73%      7.62%      8.21%      8.04%      7.64%
   Dividend payout ratio                           31.28%     34.21%     32.93%     35.22%     28.97%     28.46%     28.98%

              SELECTED PER SHARE DATA OF THE COMPANY AND CENTURA

     The following per share data has been derived from the Selected Consolidated Financial Data of the Company and the Selected Consolidated Financial Data of Centura contained elsewhere in this Proxy Statement. See "INFORMATION ABOUT THE COMPANY AND THE BANK - Market and Dividend Information" for a discussion of the limits on the Company's ability to pay dividends in the future.

SCOTLAND BANCORP, INC.

                                        Year Ended September 30
                                        -----------------------
                                          1998          1997
                                          ----          ----
      Per Share Data:
         Net Income/(1)/:
         Basic                             $0.32       $0.74
         Diluted                           $0.32       $0.73
         Cash dividends                    $0.20       $6.30
         Book Value                        $8.01       $7.61

      _________________
      /1/Reflects the change in fair value of the common stock held by the ESOP.



CENTURA BANKS, INC.

                                  Nine Months Ended
                                    September 30                        Year Ended December 31
                                   1998      1997        1997       1996       1995       1994       1993
Per Common Share Data:
   Net income:
       Basic                       $ 2.72     $ 2.31     $ 3.22     $ 2.66     $ 2.50     $ 2.23     $ 1.92
       Diluted                       2.67       2.26       3.15       2.60       2.45       2.19       1.90
       Cash dividends                0.85       0.79       1.06       1.00       0.85       0.74       0.69
       Book value                   23.28      20.45      20.82      18.51      17.19      14.95      14.09

                                  PROPOSAL 2

                             ELECTION OF DIRECTORS


Proposals 2 and 3 described below constitute the business customarily transacted at the Annual Meeting. The actions taken by Scotland's stockholders on such proposals will be effective until the consummation of the Merger if approved by the stockholders, and until otherwise acted on at a subsequent annual or special stockholders meeting if the Merger is not approved by the stockholders.

NOMINEES

     The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at ten members.

     The Articles of Incorporation and Bylaws provide that so long as the total number of directors is nine or more, the directors will be divided into three classes, as nearly equal in number as possible. Each director in a class is to be elected for a term of three years, or until his earlier death, resignation, retirement, removal or disqualification or until his successor is elected and qualified.

     The Board of Directors has nominated John B. Clark, James E. Milligan, James S. Mitchener, Jr. and James T. Willis for election as directors, to serve for the term specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. Any other persons nominated must be nominated for a three-year term.

     The persons named in the accompanying form of proxy intend to vote any shares of common stock represented by valid proxies received by them to elect these four nominees as directors for a three-year term, unless authority to vote is withheld or such proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. As a result, those four nominees for terms expiring at the 2002 annual meeting who receive the largest number of votes will be elected as directors for that term. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The following table sets forth as to each nominee, his name, age, principal occupation during the last five years, the term for which he has been nominated, and the year he was first elected as a director of the Bank. All of the nominees currently serve, and have served since the Company's incorporation in November, 1995, as directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR
                                                                      ---
ELECTION AS DIRECTORS.

                             AGE ON
                            SEPTEMBER                                                 EXISTING
                               30,         PRINCIPAL OCCUPATION                         TERM       DIRECTOR
NAME                          1998         DURING LAST FIVE YEARS                      EXPIRES       SINCE
----                        ---------      ----------------------                      --------    --------
                        NOMINEES FOR TERM ENDING AS OF 2002 ANNUAL MEETING

John B. Clark               48             Senior Vice President of the Bank and        1999      1976
                                           Vice President and Secretary of the
                                           Company
James E. Milligan           74             Vice Chairman of the Board;                  1999      1973
                                           Retired Newspaper Publisher
James S. Mitchener, Jr.     75             Retired Surgeon                              1999      1974
James T. Willis             43             Vice President, Adams & Willis, Inc.;        1999      1994
                                           General Manager of Firestone Store

                        DIRECTORS CONTINUING IN OFFICE

S.T. Snowdon, Jr.           71             Chairman of the Board; Retired               2000      1959
                                           Architect
E.S. Hill, Jr.              55             General Manager of Eaton Corp., a golf       2000      1990
                                           supply company
William C. Fitzgerald, III  60             President and Chief Executive Officer        2000      1992
                                           of the Bank and the Company
James W. Mason              82             Retired Attorney                             2001      1953
Clifton P. Buie             40             Vice President of Manufacturing for          2001      1990
                                           Charles Craft, Inc., a textile company
John W. Hudson              71             Retired Plant Manager of LOF Glass           2001      1994

BOARD OF DIRECTORS OF THE BANK

     The Bank also has a ten-member board of directors which is composed of the same persons who are currently directors of the Company.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     During fiscal 1998, the Board of Directors of the Company held seven meetings. All of the existing directors of the Company, except for James W. Mason, including the nominees for election listed above, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended September 30, 1998.

     The Board of Directors of the Company has one standing committee--the Audit Committee. The Audit Committee of the Board consists of Clifton P. Buie, John
W. Hudson, James S. Mitchener, Jr., and James T. Willis. This Committee meets annually to obtain and review the annual audit report from the Company's and the
Bank's independent auditor and also meets on an as-needed basis.   The Audit
Committee met one time during the fiscal year ended September 30, 1998.

     In addition, the full Board of Directors acts as a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors.

     The Bank's board of directors has appointed three other standing committees to which certain responsibilities have been delegated -- the Loan Committee, the Audit Committee and the Executive Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. In addition the Bank's board of directors appoints other committees of its members to perform certain more limited functions from time to time.

     The Executive Committee of the Bank's board of directors serves as the compensation committee. The Executive Committee determines the compensation of the executive officers of the Bank and the Company and the Bank's other employees. During the fiscal year ended September 30, 1998, Messrs. Milligan, Snowdon, Fitzgerald, and Dr. Mitchener served on the Bank's Executive Committee. Mr. Fitzgerald does not participate in any deliberations of the Executive Committee concerning his compensation as an executive officer.

DIRECTOR COMPENSATION

     BOARD FEES. Members of the Board of Directors receive a $200 fee for each meeting attended. All members of the Company's Board of Directors are also directors of the Bank. For their service on the Bank's board of directors, non-employee members of the Bank board receive $600 per month. The Chairman receives an additional $400 per month and the Vice Chairman receives an additional $100 per month. In addition, non-employee Bank directors who serve on the Loan Committee, the Executive Committee, and the Audit Committee receive $75 per each respective meeting attended.

     BANK DEFERRED COMPENSATION AGREEMENTS. Three non-employee directors of the Bank, Messrs. Snowdon and Milligan and Dr. Mitchener participate in deferred compensation plans under which such directors, or their designated beneficiaries, are to be paid specified amounts over a ten-year period beginning in 1994 in return for the deferral of certain amounts of directors fees over a seven-year period. Under the provisions of the plan, Mr. Snowdon is currently receiving $735 per month; Mr. Milligan is receiving $647 per month and Dr. Mitchener is receiving $566 per month. The Bank purchased life insurance policies with the Bank named as the beneficiary to fund the benefits received pursuant to these plans. Total expense related to the plans amounted to $10,004 for the year ended September 30, 1998 and the Bank's accrued liability for plan obligations amounted to $92,685 at September 30, 1998.

     STOCK OPTION PLAN. See "Management Compensation -- Stock Option Plan" for discussion of the stock options granted to members of the Board of Directors under the Stock Option Plan.

     MANAGEMENT RECOGNITION PLAN. See "Management Compensation -- Management Recognition Plan" for a discussion of the restricted stock awards made to members of the Board of Directors under the Scotland Savings Bank, Inc., SSB Management Recognition Plan and Trust (the "MRP").

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                                                                                               EMPLOYED BY
                                                                                               THE BANK OR
                                    AGE ON              POSITIONS AND OCCUPATIONS              THE COMPANY
NAME                          SEPTEMBER 30, 1998         DURING LAST FIVE YEARS                  SINCE
----                          ------------------        -------------------------              -----------
William C. Fitzgerald, III          60                  President and Chief Executive            1992
                                                        Officer of the Company and the Bank

John B. Clark                       48                  Senior Vice President of the Bank        1971
                                                        and Vice President and Secretary of
                                                        the Company


MANAGEMENT COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth for the fiscal years ended September 30, 1998, 1997, and 1996 certain information as to the cash compensation received by William C. Fitzgerald, III, the President and Chief Executive Officer of the Company and the Bank and John B. Clark, Senior Vice President of the Bank and Vice President and Secretary of the Company. There were no other executive officers whose cash compensation exceeded $100,000 for services rendered in all capacities.


                                                                                                                    ALL OTHER
                                           ANNUAL COMPENSATION                LONG TERM COMPENSATION AWARDS       COMPENSATION/6/
                                   -------------------------------------  -------------------------------------   ----------------

                                                                                        SECURITIES UNDERLYING
                                                                          RESTRICTED        OPTIONS/STOCK
NAME AND                                                  OTHER ANNUAL       STOCK       APPRECIATION RIGHTS
PRINCIPAL POSITION           YEAR  SALARY/1/   BONUS/2/  COMPENSATION/3/    AWARDS      ("SARS") (IN SHARES)/5/
------------------           ----  ----------  --------  ---------------  ----------    -----------------------
William C. Fitzgerald, III   1998    $105,483   $56,704       ----           ----            46,000                  $42,775
President and Chief
 Executive                   1997    $ 98,692   $85,505       ----        $230,000/4/        46,000                  $ 2,040
Officer of the Company and
 the Bank                    1996    $ 89,575   $27,686       ----           -----            ----                   $ 2,026

__________________
/1/ In addition to salary, this amount also includes $1,400, $1,400 and $400 in directors' fees for services on the Company's Board of Directors for 1998, 1997 and 1996.

/2/ For 1998 this amount includes a $15,462 discretionary bonus and a $9,042 annual bonus paid under Mr. Fitzgerald's employment agreement. For 1997, in addition to a $9,209 discretionary bonus and a $18,796 annual bonus this amount includes a stock award made to Mr. Fitzgerald pursuant to the MRP of 3,680 shares of the common stock that vested immediately upon grant. Such shares had an aggregate fair market value of $57,500 on the date of grant. See footnote 4 below for more information on the stock grant awards made to Mr. Fitzgerald and "Management Recognition Plan" for more information about the terms of the MRP. For 1996, this amount includes a $12,215 discretionary bonus and a $15,471 annual bonus.

/3/ Under the "Other Annual Compensation" category, perquisites for the fiscal years ended September 30, 1998, 1997 and 1996 did not exceed the lesser of $50,000, or 10% of salary and bonus.

/4/ This amount represents the fair market value on May 13, 1997, the date of grant, of 14,720 unvested shares awarded to Mr. Fitzgerald pursuant to the MRP. On May 13, 1997, Mr. Fitzgerald was awarded 18,400 shares of the common stock that had a fair market value of $15.625 per share on the date of grant. On September 30, 1997, the fair market value per share was $12.50, for an aggregate value of $230,000. Twenty percent of the shares vested immediately (the value of the vested shares ($57,500) is included under the "Bonus" category herein). The remaining 80% of the shares will vest 20% each year thereafter until all such shares are vested on May 13, 2001. Mr. Fitzgerald's unvested shares are being held in the MRP Trust. All dividends paid on unvested shares are held by the trustees for Mr. Fitzgerald's benefit and such dividends, with any interest earned, will be paid to Mr. Fitzgerald after the shares vest. In 1998 an additional 20% (or 3,680 shares) of the award vested.

/5/ On May 13, 1997, Mr. Fitzgerald was awarded options pursuant to the Company's Stock Option Plan, entitling Mr. Fitzgerald to purchase, at any time after vesting and before May 13, 2007, shares of the common stock in exchange for an exercise price of $15.625 per share, which was the fair market value per share on the date of grant. These shares vested 25% on May 13, 1997 and will vest 25% each year thereafter until all such options are vested on May 13, 2000. On September 29, 1997, the Company paid a return of capital in the form of a special dividend to its stockholders.
     In accordance with the terms of the Stock Option Plan, the Company and Mr. Fitzgerald mutually agreed to the termination and release of the existing options. Subsequently, on November 4, 1997, options equal in number to those awarded initially were granted to Mr. Fitzgerald at an exercise price of $10.50, the fair market value per share on the date of grant (November 4, 1997). Options become 100% vested upon death, disability, retirement or change of control, as defined in the Stock Option Plan. See "Stock Option Plan" and the accompanying tables for more information about the terms of the Stock Option Plan.

/6/ The amounts shown in this column represent the amounts contributed to the Bank's 401(k) plan and the ESOP for Mr. Fitzgerald.

     STOCK OPTION PLAN. On April 17, 1997, the stockholders of the Company approved the Stock Option Plan which is administered by a committee of the Company's Board of Directors (the "Committee"). The Company has reserved 184,000 shares of the common stock for issuance upon the exercise of options which have been granted under the Stock Option Plan. All directors, officers and employees of the Company, the Bank, and any of the Bank's subsidiaries are eligible for participation in the Stock Option Plan. Options to purchase 177,000 shares of the common stock were granted during fiscal year 1997. Of this amount, options to purchase 6,900 shares of the common stock have been granted to each non-employee director; options to purchase 46,000 shares have been granted to Mr. Fitzgerald and options to purchase 36,800 shares have been granted to Mr. Clark. Twenty-five percent of the options granted vested immediately on May 13, 1997, the date of grant. The remainder will vest in 25% increments on the next three anniversary dates of the grant.

     No cash consideration was paid for the options. On May 13, 1997, the option exercise price was $15.625, the fair market value of the common stock on the date of grant. On September 29, 1997, the Company paid a $6.00 per share return of capital in the form of a special dividend to its stockholders. The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a return of capital. After September 30, 1997, the Company and the participants in the Stock Option Plan mutually agreed to the termination and release of the existing options pursuant to the Stock Option Plan. Subsequently, options equal in number to those awarded initially were granted to the employees, directors and officers of the Company and the Bank on November 4, 1997 at an exercise price of $10.50, the fair market value per share on the date of grant, in accordance with the Stock Option Plan. Based upon the closing market price per share paid on September 30, 1998, the fair market value of the common stock underlying the options is $11.125 per share.

     All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate determined by the Committee when making an award. Unvested options may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full in the event that the optionee ceases to be an employee or director of the Company or the Bank after a change in control of the Company, as defined in the Stock Option Agreement.

     In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding. In addition, in the event the Company declares another special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be adjusted to give effect to such special cash dividend or return of capital.

     The following table provides certain information with respect to the grant of stock options to Mr. Fitzgerald made during the fiscal year ended September 30, 1998. These options replaced those granted on May 13, 1997, which were terminated and released.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------
                                                              % OF TOTAL
                               NUMBER OF SECURITIES          OPTIONS/SARS            EXERCISE
                              UNDERLYING OPTIONS/SARS         GRANTED TO             OR BASE       EXPIRATION
            NAME                    GRANTED/1/         EMPLOYEES IN FISCAL YEAR   PRICE($/SH)/2/      DATE
----------------------------  -----------------------  -------------------------  --------------   -----------
William C. Fitzgerald, III          46,000                     37.77%                 $10.50       May 13, 2007

___________________


/1/ Twenty-five percent of the options granted vested on May 13, 1997 under the initial grant and 25% will vest each year thereafter until all such options are vested on May 13, 2000.

/2/ Represents the average high and low selling prices of the Company's common stock on AMEX on the date of grant (November 4, 1997).

No options were exercised by Mr. Fitzgerald during the fiscal year ended September 30, 1998.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                          VALUE OF
                                                                  NUMBER OF SECURITIES                   UNEXERCISED
                                     SHARES                      UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                    ACQUIRED        VALUE           OPTIONS/SARS AT                     OPTIONS/SARS AT
NAME                              ON EXERCISE     REALIZED          FISCAL YEAR END/1/                 FISCAL YEAR END/2/
----                            --------------  -----------   -------------------------------   --------------------------------
                                                               EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
                                                              --------------  ----------------  -------------     --------------
William C. Fitzgerald, III           0             $0             23,000           23,000          $14,375            $14,375

_______________________

/1/ All stock options were granted as of November 4, 1997, replacing the originally awarded stock options which were terminated and released. Stock options for 11,500 shares for Mr. Fitzgerald vested in the fiscal year ended September 30, 1998.

/2/ Dollar amounts shown represent the value of stock options held by Mr. Fitzgerald as of September 30, 1998. At September 30, 1998, the exercise price of the stock options was $10.50. On September 30, 1998, the closing market price per share for the common stock as reported on AMEX was $11.125.

     401(K) PROFIT SHARING PLAN. The Bank maintains a contributory savings plan for its employees which meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who have completed three months of service and who are at least 21 years of age may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 2% of the participant's compensation. For purposes of the 401(k) profit sharing plan, compensation means a participant's compensation received from the employer as reported on Form W-2.

     Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after four years of service as follows: 1 year, 25%; 2 years, 50%; 3 years, 75%; 4 or more years, 100%.

     Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. During the 1998 fiscal year neither the Bank nor any of the participants contributed to the 401(k) profit sharing plan.

     EMPLOYEE STOCK OWNERSHIP PLAN. The Bank has established the ESOP for eligible employees of the Bank. Employees with 1,000 hours of employment in a plan year and who have attained age 21 are eligible to participate. The ESOP used funds borrowed from the Company to purchase 147,200 of the shares of the Company's common stock. The Bank's discretionary contributions to the ESOP over a period of 15 years or less will be used to repay the loan from the Company.
In addition regular, quarterly dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. Special dividends which result in a nontaxable return of capital to the holders of the Company's common stock for federal income tax purposes that are received on shares held by the ESOP are required by the Internal Revenue Service to be used to purchase additional shares of the common stock in the open market. On September 29, 1997, the Company paid a $6.00 per share return of capital in the form of a special dividend to its stockholders. As of September 30, 1998, the ESOP had purchased 86,292 shares of common stock in the open market using funds received as a special dividend in addition to the 147,200 shares purchased in the Conversion and now holds, net of shares allocated or committed to be allocated to participants' accounts, in the aggregate, 215,608 shares.

     Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the conversion of the Bank from mutual form to stock form). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank has established a committee of the board of directors of the Bank to administer the ESOP and has also appointed trustees for the ESOP. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     MANAGEMENT RECOGNITION PLAN. On April 17, 1997, the stockholders of the Company approved the MRP. Effective May 13, 1997 restricted stock awards of 73,600 shares of the common stock were made to 21 directors, officers and employees of the Bank. Non-employee directors each received an award of 2,760 shares of restricted stock. Mr. Fitzgerald received an award of 18,400 shares and Mr. Clark received an award of 14,720 shares. The shares awarded under the MRP were issued from authorized but unissued shares of common stock and were issued at no cost to recipients.

     The Board of Directors has appointed trustees of the MRP Trust who have the responsibility to invest all funds contributed by the Bank to the Trust. Recipients are entitled to direct the trustees as to the voting of MRP shares which are not yet vested and distributed to the recipient. All dividends and other cash and noncash distributions declared with respect to each unvested MRP share will be held by the trustees for the benefit of each recipient, and such dividends, including any interest earned, will be paid out proportionately by the trustees to each recipient as soon as practicable after each recipient's MRP shares vest. Twenty percent of the shares granted vested on the date of the award (May 13, 1997) and 20% will vest on each of the subsequent four anniversary dates of the award. Awards of common stock under the MRP would immediately vest upon the disability or death of a recipient or if the participant ceases to be employed by the Company or the Bank after a change in control of the Company, as defined in the MRP. The awards are not forfeitable upon vesting.

     EMPLOYMENT AGREEMENT. The Bank entered into an employment agreement with William C. Fitzgerald, III in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provides for an initial term of employment of three years. Commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year. The agreement provides that base salary shall be reviewed by the board of directors of the Bank not less often than annually. Under the terms of the agreement, Mr. Fitzgerald's annual base salary was $107,000 for fiscal 1998. In addition, the employment agreement provides for profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with such employee's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by the employee. In the event of a change in control (as defined below) in lieu of continuing to be entitled to receive a profitability bonus, Mr. Fitzgerald's base salary shall be adjusted to include an amount equal to the average of the two previous years' annual profitability bonus and such adjusted base salary shall be increased by a minimum of 6% annually.

     The employment agreement provides that in the event of a change in control of the Bank or the Company, the acquiror shall be bound by the terms of the employment agreement for a period of three years beginning on the date of the change of control and during such time the nature of the employee's compensation, duties or benefits may not be diminished except as set forth in the employment agreement. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     Mr. Fitzgerald will enter into an employment agreement with Centura that is substantially similar to his existing agreement.

     SPECIAL TERMINATION AGREEMENT. The Bank entered into a special termination agreement with John B. Clark. The special termination agreement provides for payment to Mr. Clark only (i) in the event of a change in control of the Company or the Bank followed by termination of the employee's employment within 24 months by the Bank for other than "cause," as such term is defined in the agreement, or (ii) in the event the nature of the employee's compensation, duties or benefits are diminished within 24 months following a change in control in the Bank or the Company and the employee terminates his employment within 12 months thereafter. In the event of such a termination of employment, the employee is entitled to payment in an amount equal to two times his "base amount" as defined in Section 280G(b)(3) of the Code, payable in a lump sum or in equal monthly payments. The initial term of the agreement is for a three-year period commencing upon the effective date of the Conversion. On the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year. For purposes of the special termination agreement, "change in control" has the same meaning as contained in the employment agreement to be entered into with Mr. Fitzgerald. See "--Employment Agreement". Centura and Centura Bank have agreed to honor the terms of Mr. Clark's special termination agreement.

                                   PROPOSAL 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS


     McGladrey & Pullen, LLP, the Company's and the Bank's independent accountants for the year ended September 30, 1998, has been selected as the Company's and the Bank's independent auditor for the 1999 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of McGladrey & Pullen, LLP is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS
                                                                  ---
PROPOSAL.


                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 2000 Annual Meeting of Stockholders will be held in January of 2000 only if the Merger is not consummated by that date. If the meeting is held, in order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than __________, 1999, and meet all other applicable requirements for inclusion therein.

     The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended September 30, 1998, which includes consolidated financial statements audited and reported upon by the Company's independent accountants, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE

PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: SCOTLAND BANCORP, INC., 505 SOUTH MAIN STREET, LAURINBURG, NORTH CAROLINA 28352, ATTENTION: WILLIAM C. FITZGERALD, III.

                                    By Order of the Board of Directors,


                                    John B. Clark
                                    Secretary

Laurinburg, North Carolina
December 28, 1998

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 26, 1998 between Centura Banks, Inc. a North Carolina bank holding
---------------
company with its principal office in Rocky Mount, North Carolina ("Centura"); and Scotland Bancorp, Inc., a North Carolina business corporation with its principal office and place of business located in Laurinburg, North Carolina ("Scotland"); and which will be joined in by Scotland Acquisition Corporation ("Acquisition").


                              W I T N E S S E T H

          WHEREAS, Scotland is the sole shareholder of Scotland Savings Bank, SSB ("SSB") a North Carolina savings bank with its principal office and place of business located in Laurinburg, North Carolina;

          WHEREAS, Centura is the sole shareholder of Centura Bank, a North Carolina banking corporation with its principal office and place of business located in Rocky Mount, North Carolina;

          WHEREAS, Acquisition is a proposed North Carolina business corporation to be formed as a wholly-owned subsidiary of Centura solely for the purpose of merging with Scotland to effect Centura's acquisition of Scotland and which, following its incorporation, will execute this Agreement to join as a party hereto;

          WHEREAS, Centura and Scotland have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for Acquisition to be merged with and into Scotland (the "Merger") with the effect that each of the outstanding shares of Scotland's common stock will be converted into the right to receive cash as described in Section 2.05 below, all in the manner and upon the terms and conditions contained in this Agreement (all of the transactions contemplated herein, including the Merger and the Exchange (as defined herein) are referred to collectively as the "Reorganization");

          WHEREAS, Centura and Scotland have mutually agreed that subject to consummation of the Merger and to receipt of all required approvals of the Regulatory Authorities (as defined herein), at the Effective Time (as defined herein), or at such time thereafter as Centura shall determine in its sole discretion, SSB shall be merged with and into Centura Bank (the "Bank Merger");

          WHEREAS, Centura and Scotland have mutually agreed that subject to the consummation of the Merger and to receipt of all required approvals of Regulatory Authorities, at the Effective Time, or at such time thereafter as Centura shall determine in its sole discretion, Scotland shall be merged with and into Centura (the "Corporate Merger").

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Except as otherwise provided in this Agreement, the capitalized terms set forth below (in their singular and plural forms, as applicable,) shall have the following meanings:

     "Administrator" shall mean the Administrator of the Savings Institutions Division of the North Carolina Department of Commerce.

     "Bank Merger" shall mean the merger of SSB with and into Centura Bank, as provided in this Agreement.

     "BHC Act" shall mean the Bank Holding Company Act of 1956, as amended.

     "Centura Bank" shall mean Centura Bank, a North Carolina chartered commercial bank and the principal banking subsidiary of Centura.

     "Centura Common Stock" shall mean the existing class of common stock of Centura, without par value.

     "Closing Date" shall mean the date specified pursuant to Section 2.07 hereof as the date on which the parties hereto shall close the transactions contemplated herein.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commission" shall mean the Securities and Exchange Commission.

     "Commissioner of Banks" shall mean the Commissioner of Banks of the State of North Carolina.

     "Corporate Merger" shall mean the merger of Scotland with and into Centura, as provided in this Agreement.

     "Directors' Deferred Compensation Plans" shall mean the Retirement Payment Plans between SSB and certain directors of SSB.

     "Effective Time" shall mean the date and time specified pursuant to Section
2.09 hereof as the effective date of the Merger, Bank Merger and Corporate
Merger.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange" shall mean the exchange of all of the issued and outstanding shares of Scotland's capital stock for shares of Centura Common Stock in connection with the Merger as provided in Section 2.05 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     "Exchange Agent" shall mean Registrar and Transfer Company, Cranford, New Jersey.

     "Exhibits" shall mean the Exhibits referenced herein, which Exhibits are hereby incorporated by reference and made a part hereof.

     "FDIC" shall mean the Federal Deposit Insurance Corporation.

     "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of Richmond.

     "Financial Statements" shall mean (a) with respect to Centura, (i) the consolidated balance sheets (including related notes and schedules, if any) of Centura as of December 31, 1997 and 1996 and the related consolidated statements of income, shareholders' equity, and cash flows (including related notes and schedules, if any) for each of the three years ended December 31, 1997, 1996, and 1995 as filed by Centura in the SEC Documents, and (ii) the consolidated balance sheets of Centura (including related notes and schedules, if any) and related statements of income, shareholders' equity, and cash flows (including related notes and schedules, if any) included in the SEC Documents filed with respect to periods ended subsequent to December 31, 1997, and (b) with respect to Scotland, (i) the consolidated statements of financial condition (including related notes and schedules, if any) of Scotland as of September 30, 1997, and 1996 and the related statements of income, stockholders' equity and cash flows (including related notes and schedules, if any) for each of the three years ended September 30, 1997, 1996, and 1995, as have been Previously Disclosed, and (ii) the consolidated statements of Scotland's financial condition (including related notes and schedules, if any) and related statements of income, stockholders' equity and cash flows (including related notes and schedules, if any) of Scotland with respect to periods ended subsequent to September 30,1997, as have been Previously Disclosed, all of which Financial Statements shall be prepared in accordance with generally accepted accounting principles consistently applied ("GAAP").

     "Merger" shall mean the merger of Acquisition with and into Scotland, as provided in this Agreement.

     "Previously Disclosed" shall mean information disclosed (i) in a letter delivered prior to the date of this Agreement from the party making such disclosure to the other party, or (ii) in an SEC Document filed or delivered prior to the execution of this Agreement by the party making such disclosure to the other party.

     "Proxy Statement" shall mean the proxy statement to be furnished to Scotland's shareholders soliciting proxies for shareholder approval of this Agreement and the Reorganization.

     "Regulatory Authorities" shall mean, as the context requires, any or all of the Federal Reserve, the FDIC, the Commissioner of Banks, the Administrator, the North Carolina Secretary of State, the Commission, North Carolina Banking Commission, and the United States Department of Justice.

     "Scotland Common Stock" shall mean the existing class of common stock of Scotland, without par value.

     "SEC Documents" shall mean all reports and documents filed, or required to be filed, by Centura or Scotland pursuant to the Securities Laws or the regulations of the Administrator which incorporate certain of the requirements of the Securities Laws.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     "Securities Laws" shall mean the Securities Act, the Exchange Act, the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                   ARTICLE II

                                 PLAN OF MERGER

     2.01. Names of Merging Corporations. The names of the business corporations proposed to be merged are Scotland Bancorp, Inc. and Scotland Acquisition Corporation.

     2.02. Nature of Transaction. Subject to the provisions of this Agreement, at the Effective Time, Acquisition will be merged into and with Scotland.

     2.03. Effect of Merger; Surviving Corporation. At the Effective Time and by reason of the Merger, the separate corporate existence of Acquisition shall cease while the corporate existence of Scotland as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. The duration of the corporate existence of Scotland, as the surviving corporation, shall be perpetual and unlimited.

     2.04. Assets and Liabilities of Acquisition. At the Effective Time and by reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of Acquisition (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Acquisition, whether tangible or intangible) shall be transferred to and vest in Scotland, and Scotland shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Acquisition, all without any conveyance, assignment or further act or deed; and Scotland shall become responsible for all the liabilities, duties and obligations of every kind, nature and description of Acquisition as of the Effective Time.

     2.05.     Conversion and Exchange of Stock.

               a. Conversion of Scotland Stock. Except as otherwise provided herein, at the Effective Time all rights of Scotland's shareholders with respect to all then outstanding shares (not to exceed an aggregate of 1,913,600 shares plus such number of shares, if any, that are issued between the date of this Agreement and the Effective Time upon the exercise of options granted prior to the date of this Agreement pursuant to the terms of Scotland's stock option plan) of Scotland Common Stock shall cease to exist and the holders of shares of Scotland Common Stock shall cease to be, and shall have no further rights as, shareholders of Scotland. As consideration for and to effectuate the Merger (and except as otherwise provided herein), each such outstanding share of Scotland Common Stock, other than shares held by Scotland, Centura or any of their subsidiary corporations, shall be converted, without any action on the part of the holder of such share, Centura or Scotland, into the right to receive $11.75 in cash (the "Exchange Rate") as provided below, and the shares of Scotland Common Stock formerly held by Scotland's shareholders shall be deemed to have been transferred and assigned to Centura.

               b. Scotland Stock After Effective Time. At the Effective Time, and without any action by Scotland or Centura, Scotland's Common stock transfer books shall be closed and there shall be no further transfers of Scotland Common Stock on its stock transfer books or the registration of any transfer of a certificate evidencing Scotland Common Stock (a "Scotland Certificate") by any holder thereof. Following the Effective Time, Scotland Certificates shall evidence only the right of the registered holder thereof to receive, and, upon their surrender as described below, may be exchanged for a check for cash in the amount of $11.75 to which holders shall have become entitled on the basis set forth above.

               c. Exchange and Payment Procedures. At the Effective Time, Centura shall cause to be issued and delivered to Exchange Agent one check for the aggregate amount of cash to which all holders of Scotland Common Stock shall have become entitled as provided above, and Scotland shall issue and deliver to Centura, and register in its name, one stock certificate evidencing all of the shares of Scotland Common Stock formerly held by its shareholders. As promptly as practicable, but not more than five business days, following receipt by Centura from Scotland's Common stock transfer agent of a certified listing of the names and addresses of Scotland's shareholders immediately prior to the Effective Time, Centura shall send or cause to be sent to each former shareholder of Scotland of record immediately prior to the Effective Time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering Scotland Certificates to the Exchange Agent. Upon the proper surrender and delivery to the Exchange Agent (in accordance with Centura's above instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of Scotland of his or her Scotland Certificate(s), and in exchange therefor, the Exchange Agent shall as soon as practicable issue and deliver to the shareholder a check for the amount of cash to which the shareholder is entitled.

               d. Surrender of Certificates. Subject to Section 2.05(e) below, no check shall be delivered to any former shareholder of Scotland unless and until such shareholder shall have properly surrendered to the Exchange Agent the Scotland Certificate(s) formerly representing his or her shares of Scotland Common Stock, together with a properly completed Transmittal Letter in such form as shall be provided to the shareholder by Centura for that purpose. Neither Scotland, Centura nor the Exchange Agent shall have any obligation to pay any interest on the cash to which a former Scotland shareholder is entitled for any period prior to payment.

               e. Lost Certificates. Any Scotland shareholder whose Scotland Certificate has been lost, destroyed, stolen or otherwise is missing shall be entitled to receive a check for the cash to which he or she is entitled in accordance with and upon compliance with reasonable conditions imposed by the Exchange Agent or Centura (including without limitation a requirement that the shareholder provide a lost instruments indemnity or surety bond in form, substance and amount satisfactory to the Exchange Agent and Centura).

           f.   Treatment of Scotland's Stock Options. At the Effective
Time, each option to purchase shares of Scotland Common Stock (not to exceed 177,000 shares) granted by Scotland and outstanding on the date of this Agreement pursuant to the Scotland Bancorp, Inc. Stock Option Plan (the "Scotland Option Plan") automatically shall be converted into the right to receive cash in the amount equal to the Exchange Rate (subject to adjustment as provided in Section 2.05(a) above) less the exercise price for each outstanding option to acquire Scotland Common Stock.

           g. Outstanding Centura Stock. The status of Centura's equity securities which are outstanding immediately prior to the Effective Time shall not be affected by the Merger.

     2.06. Articles of Incorporation, Bylaws and Management. The Articles of Incorporation and Bylaws of Scotland in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Scotland as the surviving corporation. The officers and directors of Scotland in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. At or following the Effective Time, Centura, in its capacity as the sole shareholder of Scotland, shall elect new directors of Scotland to replace its previous directors, and the directors so appointed shall elect new officers of Scotland to replace its previous officers.

     2.07 Bank Merger. Immediately following the Merger, SSB shall be merged with and into Centura Bank pursuant to N.C. Gen. Stat. (S) 53-12 and in accordance with the Agreement and Plan of Bank Merger attached hereto as Exhibit A.

     2.08 Corporate Merger. Immediately following the Merger and the Bank Merger, Scotland shall be merged with and into Centura pursuant to N.C. Gen. Stat. (S) 55-11-04 and in accordance with the Agreement and Plan of Holding Company Merger attached hereto as Exhibit B.

     2.09. Closing; Effective Time. The closing of the transactions contemplated by the Agreement (the "Closing") shall take place at the offices of Centura in Rocky Mount, North Carolina, or at such other place as Centura shall designate, on a date mutually agreeable to Scotland and Centura (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger, Bank Merger and Corporate Merger by the Regulatory Authorities (but in no event more than 60 days following the expiration of all such required waiting periods). At the Closing Centura and Scotland shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under North Carolina law) as are required herein and as otherwise shall be required by law to consummate the Merger, Bank Merger and Corporate Merger and cause each such merger to become effective.

     Subject to the terms and conditions set forth herein (including without limitation the receipt of all required approvals of the Regulatory Authorities), the Merger, Bank Merger and Corporate Merger shall become effective on the date and at the time (the "Effective Time") specified in each respective Articles of Merger filed with the appropriate governmental body in accordance with law; provided, however, that the Effective Time shall in no event be more than ten days following the Closing Date.

     2.10. Cooperation to Consummate Mergers. In connection with the foregoing, Scotland and Centura each shall take all reasonable and necessary steps and actions to comply with and to secure all approvals for the Merger, Bank Merger and Corporate Merger as may be required by all applicable state and federal law, rules, and regulations, including those of the Regulatory Authorities and shall execute such documents and take such actions as are reasonably considered necessary or advisable to facilitate or effectuate the Merger, Bank Merger and Corporate Merger.


                                  ARTICLE III

                               GENERAL COVENANTS

     3.01. Preparation of Proxy Statement; Approval of Scotland Shareholders. Scotland shall prepare the Proxy Statement to be furnished to Scotland's shareholders soliciting proxies for shareholder approval of this Agreement and the transactions contemplated hereby and thereby. The Proxy Statement shall be filed with the appropriate Regulatory Authorities as soon as reasonably practicable and this Agreement and the transactions contemplated hereby and thereby shall be submitted by Scotland to its shareholders at a special meeting of its shareholders called for such purpose (the "Special Meeting") as soon as practicable after the Proxy Statement is approved by the appropriate Regulatory Authorities. Subject to the reasonable exercise of their fiduciary duties by its members, the Board of Directors of Scotland shall recommend approval of this Agreement and the transactions contemplated hereby and thereby at the Special Meeting.

     3.02. Reasonable Efforts; Cooperation.   Centura and Scotland shall
each use all reasonable efforts to satisfy the conditions to the effectiveness of the transactions contemplated by this Agreement as soon as is reasonably practicable. Centura and Scotland will cooperate in the preparation by Centura or Scotland, as the case may be, of such applications, articles of merger, petitions, proxy statements, and other documents and materials as Centura or Scotland, as the case may be, may deem necessary or desirable to submit to the Regulatory Authorities and, where appropriate, to the various state securities law authorities and to any other regulatory authority in order to obtain all approvals of, consents to, and permissions for, the consummation of the transactions contemplated by this Agreement. Each party shall have the right to review and approve, in advance, all data and characterizations of or relating to it or any of its subsidiaries which appear in any such applications, petitions, or other documents or materials prepared by the other party and each party shall promptly advise the other of comments received from any of the Regulatory Authorities, whether oral or written, in respect to any such filings or which may affect the timing or consummation of the transactions contemplated by this Agreement.

     3.03. Confidential Information.   Any information obtained by Centura
and Scotland concerning the other in the course of negotiating this Agreement or of effecting the transactions contemplated hereby shall be kept confidential by the recipient; provided, however, that (i) any of such information may be disclosed to the directors, officers, employees, agents, and representatives of Centura, Centura Bank, Scotland and SSB who need to know such information in connection with such negotiations or transactions (it being understood that such persons will be informed of the confidential nature of such information and shall be directed to keep such information confidential), (ii) any of such information may be disclosed to the extent necessary (subject to court seal or other confidential treatment to the extent reasonably available) to a court or other governmental body having jurisdiction or in any registration statement, application, or related or similar document filed with any governmental body, and (iii) and other disclosure of any such information may be made to which the other consents in writing. Upon termination of this Agreement, all such written information (including all copies thereof) obtained hereunder by either party from the other party shall be returned to such party as soon as possible. This
Section 3.03 shall become inoperative with respect to any of such information that (x) becomes generally available to the public other than as a result of disclosure not otherwise permitted hereby by the party obtaining such information or by its directors, employees, agents, or representatives, or (y) was available to such party on a nonconfidential basis prior to its disclosure by the other party, or (z) becomes available to such party by any confidentiality agreement or duty of confidentiality regarding such information.

     3.04. Existing Employment Agreement. Centura shall honor and Centura shall cause SSB and its successors to honor the employment agreement currently in effect between SSB and William C. Fitzgerald, III, amended as provided in Exhibit C to this Agreement.

     3.05. Existing Termination Agreement. Centura shall honor and Centura shall cause SSB and its successors to honor the Special Termination Agreement currently in effect between SSB and John B. Clark according to the terms of that Agreement.

     3.06. Existing Severance Plan. Centura shall honor and Centura shall cause SSB and its successors to honor the Scotland Savings Bank, SSB Severance Plan currently in effect as to all employees of SSB who are employed at the Effective Time. That plan shall continue in effect as to such employees for a period of two (2) years following the Effective Time as the plan provides, but shall not apply to other persons and shall be deemed terminated as to any change-of-control transaction other than the transactions contemplated by this Agreement.

     3.07. Stock Options. Scotland shall have obtained and delivered to Centura a written agreement, in form and substance satisfactory to Centura, of each holder of a then-outstanding option to purchase shares of Scotland Common Stock pursuant to the Scotland Option Plan to the effect that the stock option held by such holder is terminated, canceled and released as of the Effective Time.

     3.08. Management Recognition Plan. Centura and Scotland mutually agree that all awards granted prior to the date of this Agreement pursuant to the Scotland Savings Bank, Inc., SSB Management Recognition Plan and Trust that remain outstanding, to the extent they shall not previously have become vested, shall become vested in full at the Effective Time.

     3.09. Employee Stock Ownership Plan.   The Employee Stock Ownership
Plan of Scotland Savings Bank, Inc., SSB ("Scotland ESOP") will be terminated expeditiously following the Effective Time and plan assets shall be distributed to participants in accordance with applicable law.

     3.10. Directors' Deferred Compensation Plans. Following the Effective Time, no further deferrals or contributions will be made under the terms of any Directors' Deferred Compensation Plans. Existing entitlements under such plans, as to present and future benefits, shall be honored according to the terms of such plans.

     3.11. Employees; Employment; Employee Benefits. All Scotland and SSB employees shall continue to be employees at the Effective Time and shall become employees of Centura or Centura Bank following the Effective Time for purposes of ensuring that all Scotland and SSB employees qualify for the rights provided to terminated employees under the Consolidated Omnibus Budget Reconciliation Act of 1985. Except as otherwise expressly provided in this Agreement, however, neither Centura nor Centura Bank shall have any obligation to employ or continue to employ any Scotland or SSB employee for any period of time. Centura Bank may offer continuing employment following the Effective Time to some persons now employed by Scotland or SSB. Any employee of Scotland who accepts such offer and becomes employed by Centura Bank (the "Retained Employees"), will be provided with the employee welfare benefits generally available to all similarly situated employees of Centura Bank, including the group insurance plan of Centura Bank (including hospitalization, life and disability, and dental coverage) on the same terms and at the same cost as similarly situated employees of Centura Bank with no interruption in benefits and with acceptance of all pre-existing conditions accepted under the comparable plan or plans maintained by Scotland to the extent coverage is provided for such conditions under Centura's plans. Such benefits shall be provided for dependents and/or families of such employees as permitted by Centura Bank's employee benefits plans on the same terms and at the same cost as for dependents and/or families of similarly situated Centura Bank employees.

     At the Effective Time, benefit accruals under any employee pension benefit plan (including any employee stock ownership plan or 401(k) plan) maintained by Scotland or SSB shall cease. The Scotland ESOP will be terminated and, subject to Internal Revenue Service approval, the benefits therein distributed or transferred in accordance with the elections of participants thereunder made in a manner consistent with the terms of such plan and the Code. Any 401(k) plan maintained by Scotland or SSB may at Centura's election be merged into Centura's or Centura Bank's 401(k) plan or terminated. All Retained Employees will be eligible to participate in the pension and 401(k) plans of Centura or Centura Bank, as applicable, in accordance with the terms of such plans and will be credited for purposes of vesting and eligibility (but not for purposes of benefit accruals) under such plans with one year of service to Centura Bank for each year of service to Scotland prior to the Effective Time. In the event that Scotland has any other qualified plan in effect at the Effective Time, such qualified plan of Scotland shall be terminated with full vesting, and the assets therein distributed or transferred in accordance with the elections of participants thereunder made in a manner consistent with the terms of such plan and the Code. It is expressly agreed by the parties hereto that the obligations under this Section 3.11 with respect to qualified plans shall be performed in accordance with the requirements of the Code and ERISA, including without limitation Sections 404 and 415 of the Code, and any other applicable federal or state statutes or regulations or decisions of any administrative agency or court interpreting the same.

     By acceptance of employment with Centura Bank, each Retained Employee agrees to be bound by the terms and conditions of this Agreement and the terms and conditions of the employee benefit plans of Centura Bank on an ongoing basis and further agrees that the merger or other disposition of the benefit plans and the treatment of benefits as specified in this Agreement shall be binding upon said employee and said employee releases any claims for continuation of past benefits.


                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES BY SCOTLAND

     Except as Previously Disclosed, which disclosures shall be by specific reference to the applicable section or sections of this Article IV, Scotland represents and warrants as follows:

     4.01. Organization, Good Standing, and Authority.  Scotland and SSB
each are duly organized, validly existing and in good standing (as a business
corporation or savings bank) under the laws of North Carolina.   All of SSB's
outstanding capital shares are owned by Scotland, free of any liens, claims, or assessments thereagainst. In all respects material to the business of Scotland and SSB taken as a whole, each of Scotland and SSB have all requisite corporate power and authority to enter into and carry out the provisions of this Agreement, to conduct their respective businesses as now conducted, to own and operate their respective properties and assets, and to lease properties used in their businesses. Neither Scotland nor SSB is in violation of its organizational documents or bylaws, or, except as Previously Disclosed, of any applicable federal or state law or regulation in any material respect, or in default with respect to any order, writ, injunction, or decree of any court, or in default under any order, license, regulation, or demand of any governmental agency, any of which violations or defaults would materially and adversely affect the businesses, properties, financial positions, or result of operations of Scotland and SSB taken as a whole. SSB's deposits are insured by the FDIC pursuant to the provisions of the Federal Deposit Insurance Act (the "FDI Act") and SSB has paid all assessments and filed all reports and statements required to be paid or filed under the FDI Act.

     4.02. Binding Obligations; Due Authorization. Subject to all requisite shareholder and regulatory approvals, this Agreement constitutes a valid and binding obligation of Scotland, enforceable against it in accordance with the terms of such documents, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby and thereby have been duly authorized by Scotland's Board of Directors.

     4.03. Absence of Default. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of the terms hereof or thereof, will conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, the articles of incorporation or bylaws of Scotland or SSB. Except as Previously Disclosed, none of such execution, consummation, or fulfillment will conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under (i) any material agreement or instrument under which Scotland or the SSB is obligated or (ii) (assuming receipt of required approvals by Regulatory Authorities and the approval of the shareholders of Scotland) violate any statute or regulation of any Regulatory Authorities to which Scotland or the SSB is subject, any of which conflicts, breaches, defaults, or violations will prevent consummation of the Merger or have a material adverse effect on the business or operations of Scotland and SSB taken as a whole.

     4.04.     Capitalization.  Scotland's authorized capital stock consists of
(i) 5,000,000 shares of preferred stock, no par value, none of which have been issued and (ii) 20,000,000 shares of Scotland Common Stock, no par value, of which 1,913,600 shares are issued and outstanding. All such outstanding shares of Scotland Common stock are duly authorized, validly issued, fully paid, and nonassessable. None of the capital stock of Scotland is subject to any restrictions upon the transfer thereof under the terms of its Articles of Incorporation or Bylaws. To the best of Scotland's knowledge and except as Previously Disclosed, no shareholder is, as of March 31, 1998, the beneficial owner of or has the contractual right to own beneficially more than five percent (5%) of the issued and outstanding Scotland Common Stock. For purpose of this
Section 4.04, the term "beneficial owner" shall have the meaning provided in Rule 13d-3 (17 C.F.R. (S) 240.13d-3) of the

Commission, as in effect on the date hereof. Except as Previously Disclosed there are no outstanding options, rights, securities, or warrants binding upon Scotland that enable the holder thereof to purchase or otherwise acquire shares of any class of the capital stock of Scotland or SSB. As of the date hereof, there were options to acquire 177,000 shares of Scotland Common Stock issued pursuant to the Scotland Option Plan. The Scotland Common Stock is listed on the American Stock Exchange and Scotland is in compliance with applicable provisions of the American Stock Exchange Company Guide where the failure to be so listed and compliant could have a material adverse effect on Scotland's assets, properties, liabilities or businesses.

     4.05. Subsidiaries; Investments. Scotland owns all of the issued and outstanding capital stock of SSB. Except as Previously Disclosed, Scotland does not, directly or indirectly, own, control, or hold with the power to vote any shares of the capital stock of any "company," as that term is defined by the BHC Act, other than SSB.

     4.06. Filing of Reports. To the best knowledge of Scotland's management, Scotland and SSB have timely filed all material reports required to be filed with the applicable Regulatory Authorities and such reports complied in all material respects with applicable law and regulations.

     4.07. Financial Statements. Scotland has Previously Disclosed copies of Scotland's Financial Statements and such Financial Statements are true, complete, and correct in all material respects and fairly present the consolidated financial position of Scotland and SSB as of the dates indicated and the consolidated results of operations, retained earnings and changes in financial position or cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis.

     4.08. Absence of Certain Developments. Since September 30, 1997 and prior to the date hereof, except as Previously Disclosed, there has been (i) no material adverse change in the condition, financial or otherwise, of Scotland or SSB or in the respective assets, properties, liabilities, or businesses of Scotland or SSB; (ii) no incurrence by or subjection of Scotland or SSB to any obligation or liability (whether fixed, accrued, or contingent) or commitment material to Scotland or SSB not referred to in this Agreement or Previously Disclosed, except such obligations or liabilities as were or may be incurred in the ordinary course of business; (iii) except as referred to in Section 9.05 herein, no declarations, setting aside, or payment of any special dividend or other distribution with respect to any class of capital stock of Scotland; (iv) no material loss, destruction, or damage to any property of Scotland or SSB, which loss, destruction, or damage is not adequately covered by insurance; and
(v) no material acquisition or disposition of any asset or contract nor any other transaction by Scotland or SSB other than for fair value in the ordinary course of business. Since such date and prior to the date hereof, except as Previously Disclosed, Scotland and SSB have conducted their respective businesses in all material respects only in the ordinary course and in substantial compliance with all laws which govern the ownership of their respective properties and the conduct of their respective businesses.

     4.09. Loan Loss Allowances. The allowances for loan losses set forth in Scotland's most recent Financial Statements are adequate in the opinion of Scotland's management, as of the date thereof, to absorb reasonably anticipated losses in the loan portfolio of Scotland in view of the size and character of such portfolio, current economic conditions, and other pertinent factors.

     4.10. Books of Account; Corporate Records. The books of account of Scotland and SSB are maintained in substantial compliance with all applicable legal and accounting requirements and in such a manner as to reflect accurately their respective income and expenses and all of their respective assets, liabilities, and shareholders' equity. To the best knowledge of Scotland's management, Scotland and SSB have filed all material reports and returns required by any law or regulation to be filed by it or them, and it or they have duly paid or accrued on their books of account all taxes and charges due pursuant to such reports and returns, or assessed against it or them, including, without limitation, all such reports and statements, and all such assessments which Scotland and SSB are required to have filed or paid pursuant to the Act, none of which reports, statements, or assessments has been the subject of any material objection by the applicable Regulatory Authorities. Except as Previously Disclosed, the minute books of Scotland and SSB contain complete and accurate records in all material respects of the corporate actions of their respective shareholders and Boards of Directors and of all committees thereof.

     4.11.     Taxes.   Scotland and SSB have filed all material tax returns,
reports, lists, and statements required to be filed by any federal, state, local, foreign, or other taxing jurisdiction of any nature whatsoever, and paid all taxes, assessments, and other governmental charges due upon them or any of their respective income, property, assets, or net worth (other than taxes or charges which are not yet delinquent, are being contested in good faith, have not been finally determined, or for which there are adequate reserves that were established on or before September 30, 1997), and no extensions for the time of any such payment have been requested or granted. No material additional assessments of tax by any governmental authority are, as of the date hereof, pending or, to the best knowledge of Scotland's management, known to be pending, threatened, or in process of proposal, and no unexpired waivers or other extensions of the statute of limitations executed by or binding upon Scotland or SSB with respect to federal or other income taxes or any other taxes are in effect as of the date hereof. In the opinion of Scotland's management, the accruals and reserves made for tax liabilities in the September 30, 1997 audited consolidated balance sheet and subsequent unaudited interim period balance sheets are adequate for the payment of all federal, state, local, foreign, and other tax liabilities of any nature whatsoever of Scotland and SSB or with respect to their assets and properties whether or not proposed, pending, threatened, or disputed, for all periods ending on or prior to such dates.

     4.12. Qualification to Do Business. Except as Previously Disclosed, Scotland and SSB are duly qualified and licensed to do business and in good standing in all jurisdictions where the conduct of either's business requires it to be qualified and licensed to do such business and where the failure to be so qualified and licensed could result in liability or adversely affect the operations and properties of Scotland or SSB in any material respect.

     4.13. Insurance. Scotland and SSB have in effect insurance coverage with reputable insurers, including blanket bond coverage, which coverage in respect of amounts, types, and risks insured is, in the opinion of Scotland's management, adequate for the businesses conducted by them.

     4.14. Litigation. No action, suit, investigation, or proceeding is pending against, nor has the threat of such been communicated to, Scotland or SSB before any court or governmental agency, domestic or foreign, nor, to the best knowledge of Scotland's management, is there any basis for any other material action, suit, investigation, or proceeding which, in the judgment of legal counsel for Scotland, has a reasonable prospect for success. On the date hereof, there is no action, suit, investigation, or proceeding brought by Scotland or SSB (other than suits to collect on extensions of credit) which seeks damages in excess of $50,000. On the date hereof, there is no litigation, proceeding, or governmental investigation pending or, to the best knowledge of Scotland's management, threatened against Scotland or SSB relating to any of the transactions contemplated by this Agreement.

     4.15. Brokerage; Advisors. Except as Previously Disclosed, neither Scotland nor any of its officers, directors or employees has employed any broker, finder, or financial advisor or incurred any liability for any fees or commissions in connection with the transactions contemplated herein. There are no claims for brokerage commissions, finder's fees, or similar compensation arising out of or due to any act of Scotland in connection with the transactions contemplated by this Agreement or based upon any agreement or arrangement made by or on behalf of Scotland. Except as Previously Disclosed, Scotland has not entered into any agreement or understanding with any party relating to financial advisory services provided or to be provided with respect to the transactions contemplated by this Agreement. Scotland shall indemnify and hold Centura harmless against any liability or expenses arising out of such a claim, agreement, or understanding.

     4.16. Real and Personal Property. Except as Previously Disclosed, and except for property and assets disposed of in the ordinary course of business, Scotland and SSB own, free and clear of any mortgage, pledge, lien, charge, or other encumbrance which would materially interfere with the business or operations of Scotland, all of their respective real or personal property and the assets reflected in Scotland's most recent Financial Statements or acquired by them subsequent to the date thereof. The real and personal property, if any, leased by Scotland or SSB is free from any adverse claim which would materially interfere with the respective businesses or operations of Scotland and SSB. All of the properties and equipment owned or leased by Scotland and SSB are in normal operating condition, free from any known defects, except such minor defects as do not materially interfere with the continued use thereof in the conduct of the normal operations of Scotland and SSB.

     4.17. Fiduciary Activities. Except with respect to retirement accounts, and except as Previously Disclosed, neither Scotland nor SSB is directly or indirectly engaged, nor has been so engaged, in any activities traditionally associated with bank trust activity. Except as Previously Disclosed and except for pending or threatened legal actions or other proceedings which are not individually or in the aggregate material to Scotland , neither Scotland nor SSB have been, nor are, parties to or threatened with any legal action or other proceeding which sought to surcharge Scotland or SSB or to obtain any other remedy against either of them or any of their respective properties relating to the exercise of any such fiduciary and custodial powers.

     4.18. Intangible Property. To the best knowledge of Scotland's management, Scotland and SSB own or possess the right, free of the claims of any third party, to use the trademarks, service marks, trade names, copyright, patents, and licenses currently used by them in the conduct of their respective businesses. To the best knowledge of Scotland's management, no material product or service offered and no material trademark, service mark, or similar right used by them infringes any rights of any other person or entity, and, as of the date hereof, neither Scotland nor SSB have received written or oral notice of any claim of such infringement.

     4.19.     Employee Relations and Employee Benefit Plans.

     (a) As of the date hereof, Scotland and SSB are in all material respects in compliance with all federal and state laws, regulations, and orders respecting employment and employment practices, terms and conditions of employment, and wages and hours, and are not engaged in any unfair labor practice. As of the date hereof, no dispute exists between Scotland or SSB and any of its or their employees regarding any employee organization, wages, hours, or conditions of employment which would materially interfere with the respective businesses or operations of Scotland or SSB. Except as Previously Disclosed, as of the date hereof, there are no employment, consulting, labor, or collective bargaining agreements binding upon Scotland or SSB. As of the date hereof, neither Scotland nor SSB is aware of any attempts to organize a collective bargaining unit to represent any of their respective employees. All contributions due on or prior to the date hereof to any pension, profit-sharing, or similar plan of Scotland or SSB, if any, have been paid or provided for in accordance with ERISA and all other applicable federal and state statutes and regulations. As of April 30, 1998, the cash surrender value of the life insurance policies used to fund Scotland's obligations under the Directors' Deferred Compensation Plans was approximately $10,000 less than the accumulated obligations under such plans at June 30, 1998; however, Scotland anticipates that over the term of the plans the cash surrender value will be sufficient to fund the obligations as they become due and payable.

     (b) Scotland has Previously Disclosed true and complete copies of all qualified pension or profit sharing plans, any deferred compensation, consultant, bonus or group insurance contract, or any other incentive, welfare, or employee benefit plan or agreement maintained for the benefit of employees or former employees of Scotland or SSB (for purposes of this Section 4.19, the "Benefit

Plans"), together with (i) the most recent actuarial and financial reports prepared with respect to any Benefit Plans, (ii) the three most recent annual reports filed with any government agency, and (iii) all rulings and determination letters and any open requests for rulings or letters that pertain to any Benefit Plan. Neither Scotland nor SSB are obligated to provide any post-retirement welfare benefits to their respective employees, including post-retirement health or life insurance coverage.

     (c) Scotland and SSB have fully complied in all material respects with all provisions of ERISA and any and all other laws, rules, and regulations applicable to the Benefit Plans. All reports and descriptions of any Benefit Plans, required by ERISA have been timely filed and distributed and all notices required by ERISA, the Code, or any state or federal law or any ruling or regulation of any state or federal administrative agency with respect to all Benefit Plans have been appropriately given.

     (d) A favorable determination letter has been issued by the Internal Revenue Service with respect to each "employee pension benefit plan" (as defined in Section 3(2) of ERISA) of Scotland and SSB to the effect that such a plan is qualified under Section 401 of the Code and tax exempt under Section 501 of the Code. No such letter has been revoked or is threatened to be revoked and
Scotland knows of no ground on which such revocation may be based.   Neither
Scotland nor SSB has any material liability under any such plan that is not reflected in the Financial Statements of Scotland as of September 30, 1997.
Each such plan is and has been administered in all material respects in accordance with its provisions and applicable law.

     (e) Neither Scotland nor SSB (or any pension plan maintained by either of them) has incurred any material liability to the Pension Benefit Guaranty Corporation or the Internal Revenue Service with respect to any pension plan qualified under Section 401 of the Code except liabilities to the Pension Benefit Guaranty Corporation pursuant to Section 4007 of ERISA, all of which have been fully paid. No reportable event under Section 4043(b) of ERISA has occurred with respect to any such pension plan and there exists no condition or set of circumstances presenting a material risk of the termination or partial termination of any such plan which could result in a material liability on the part of Scotland or SSB to the Pension Benefit Guaranty Corporation or any other person.

     (f) Neither Scotland nor SSB participates in, or has incurred any liability under Section 4201 of ERISA for a complete or partial withdrawal from, a multi-employer plan (as such term is defined in ERISA).

     (g) No "prohibited transaction" (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under Section 408 of ERISA) has occurred with respect to any Benefit Plan (i) which would result in the imposition, directly or indirectly, of an excise tax under Section 4975 of the Code, or (ii) the correction of which would have an adverse effect on the financial condition, results of operations, or business of Scotland and SSB taken as a whole.

     (h) Except as Previously Disclosed, the present value of all benefits, whether or not vested, under each pension plan maintained by Scotland or SSB did not exceed as of the most recent actuarial valuation date, and will not exceed as of the Closing Date, the then current fair market value of the assets of such plan. For purposes of determining the present value of benefits under any such plan, the actuarial assumptions and methods used under such plan for the most recent actuarial valuation shall be used, other than any assumptions relating to employee turnover (as to which it shall be assumed there will be none).

     (i) None of Scotland, SSB, or, to the best knowledge of Scotland 's management, any administrator or fiduciary of any of such Benefit Plans (or agent or delegate of any of the foregoing) has engaged in any transaction or acted or failed to act in any manner which could subject Scotland or SSB to any direct or indirect liability for a breach of any fiduciary, co-fiduciary, or other duty under ERISA. No oral or written representation or communication with respect to any aspect of the Benefit Plans has been made to employees of Scotland or SSB prior to the Effective Time which is not in accordance with the written or otherwise preexisting terms and provisions of such Benefit Plans in effect immediately prior to the Effective Time. There are no unresolved claims or disputes under the terms of, or in connection with, the Benefit Plans and no action, legal or otherwise, has been commenced with respect to any claim.

     4.20. Contracts and Commitments. Scotland has Previously Disclosed or made available to Centura or granted access to originals or copies of the following documents or summary descriptions of the following information relating to Scotland and SSB, which copies or summary descriptions are complete and accurate as of the date hereof, except as otherwise expressly provided hereunder:

     (i) all regulatory approvals relating to all acquisitions or the establishment of de novo operations;

     (ii) organizational documents, and bylaws and any amendments thereto, as well as minutes of all meetings of the respective shareholders and Boards of Directors and committees thereof since January 1, 1993, except certain minutes of meetings of Scotland's Board of Directors held since March 31, 1998;

     (iii) all employment contracts, deferred compensation, non-competition, bonus, stock option, profit-sharing, pension, retirement, consultation after retirement, incentive, insurance arrangements or plans, (including medical, disability, group life, or other similar insurance plans), and any other remuneration arrangements applicable to employees of Scotland or SSB, accompanied by any agreements, including trust agreements, embodying such contracts, plans, or arrangements, and any actuarial reports and audits relating to such plans;

     (iv) any pending application, including any documents or materials related thereto, which has been filed with any federal or state regulatory agency with respect to the establishment of a new branch office or the acquisition or establishment of an additional regulated activity or subsidiary; and

     (v) all federal and state tax returns filed for the years 1995, 1996, and 1997 (if available), copies of the most recent federal and state revenue agency examinations, and all tax rulings received from the Internal Revenue Service since January 1, 1990.

     4.21. No Materially Adverse Contracts or Other Types of Agreements. Without limiting any of the foregoing representations and warranties and except as Previously Disclosed, on the date hereof:

     (i) All policies of insurance (including surety and blanket bonds) insuring any material risks of Scotland and SSB taken as a whole are in force on the date hereof and neither Scotland nor SSB is in any material default with respect to any such policies;

     (ii) To the best knowledge of Scotland's management, each material lease, contract, mortgage, promissory note, deed of trust, loan, credit arrangement, or other commitment or arrangement of Scotland and SSB is in all material respects valid and enforceable in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court) and is not subject to termination as a result of the Merger without the consent of any other party, and neither Scotland nor SSB is in default in any material respect under any such lease, contract, mortgage, promissory note, deed of trust, loan, or other commitment or arrangement, which default would materially and adversely affect the business and operations of Scotland and SSB taken as a whole;

     (iii) Except in the ordinary course of the business of taking deposits and extending credit and except as Previously Disclosed, neither Scotland nor SSB is obligated under (x) any contract, lease, mortgage, or other commitment, arrangement, or agreement, or subject to any law, regulation, or decree or to any restriction in its organizational documents or bylaws which materially and adversely affects their respective businesses, properties, prospects, assets, or conditions, financial or otherwise, or (y) any lease, contract, promissory note, deed of trust, or any other commitment which involves an aggregate annual payment by Scotland or SSB of more than $50,000 or which extends beyond 24 months.

     4.22.  Environmental Matters.

     (a) For purposes of this Section and Section 4.22, the "Premises" means and includes, collectively, all the real property owned in fee or leased by Scotland or SSB and Previously Disclosed.

     (b) For purposes of this Section, "Hazardous Materials" means and includes petroleum products, any flammable explosives, asbestos or any material containing asbestos, and/or any hazardous or toxic waste, substance or material defined as such by the United States Environmental Protection Agency, the North Carolina Department of Environment, Health, and Natural Resources, or for the purpose of or by any Environmental Laws as may now or at any time hereafter be in effect.

     (c) For purposes of this section, "Environmental Laws" means and includes the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Coastal Area Management Act, any "Superfund" or "Superlien" law, the North Carolina Oil Pollution and Hazardous Substances Control Act, or any other decree regulating, relating to, or imposing liability, responsibility or standards of conduct applicable to environmental conditions and/or releases (or potential releases) of Hazardous Materials in, on, at or affecting the Premises, as such may now or at any time hereafter be defined or in effect.

     (d) Scotland hereby represents and warrants to Centura for the purposes of this Agreement and the contemplated transfer, sale and conveyance of the Premises that:

            (i) No Hazardous Materials have been used or placed in, on or at the Premises in violation of, and the Premises are presently in compliance with, all applicable Environmental Laws, and there are no circumstances presently existing in, on, at or relating to the Premises which would result in violation of any applicable Environmental Law;

            (ii) Except as Previously Disclosed, neither Scotland nor SSB have caused or permitted the installation, storage, treatment, disposal, discharge, release or threatened release of Hazardous Materials in, on, at or from the Premises in violation of any Environmental Law nor have engaged in, or have knowledge of, any activity on or in the vicinity of the Premises which resulted in, the presence or release of any Hazardous Materials which may impact the condition of the Premises;

            (iii) As of the Closing Date, the Premises shall be free of the presence of Hazardous Materials, except for those materials used in the ordinary course of business by Scotland or SSB;

            (iv) Scotland and SSB have complied in all material respects with, and have caused the Premises to comply in all material respects with, all applicable Environmental Laws relating to or affecting the Premises, and the Premises are free and clear of any liens imposed pursuant to any applicable Environmental Laws;

            (v) Scotland and SSB have, and at all times have had and/or maintained, all licenses, permits and other governmental or regulatory authority necessary for compliance with all applicable Environmental Laws;

            (vi) Scotland and SSB have complied in all material respects with all Environmental Laws relating specifically to notification, registration, record keeping, installation, financial responsibility, leak detection, equipment, facilities, activities and operations on the Premises;

            (vii) There is not now pending or threatened, to Scotland's knowledge, any action, suit investigation or proceeding against Scotland, SSB, or the Premises (or against any other party relating to the Premises) seeking to enforce any right or remedy under any Environmental Laws;

            (viii) Neither Scotland nor SSB is now, nor has been, subject to any order, threatened with any enforcement action, received any notice, or received any request for information or any other demand or inquiry pursuant to any Environmental Law with respect to the Premises or any activity or condition in, or, at or relating to the Premises;

            (ix) Scotland immediately shall give Centura oral and written notice in the event that Scotland or SSB receives any notice from any governmental agency, entity or any other party with regard to Hazardous Materials in, on, at or affecting the Premises; and

            (x) Scotland shall provide to Centura on or before the Closing Date, and Scotland has a continuing obligation to provide to Centura, copies of all information in its possession, under its control or available to it concerning the environmental condition of the Premises and any and all properties adjacent to the Premises, the condition of which would affect the condition of the Premises.

     4.23. Proxy Statement Information. When the Proxy Statement or any amendment thereto shall become effective, and at all times subsequent to such effectiveness up to and including the Closing Date, such Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein furnished by Scotland relating to Scotland and SSB, (i) shall comply in all material respects with the applicable provisions of the Securities Laws, and
(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not false or misleading.

     4.24.  Information Furnished.  Each representation and warranty in this
Article IV and all information furnished or to be furnished to Centura pursuant to the terms of this Agreement, as of the date hereof or the date furnished, are and shall be true, accurate, and complete in all material respects.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES BY CENTURA

     Except as Previously Disclosed, which disclosures shall be by specific reference to the applicable section or sections of this Article V, Centura represents and warrants as follows:

     5.01. Organization, Good Standing, and Authority. Centura is a corporation duly organized, validly existing, and in good standing under the laws of the State of North Carolina. Centura is a bank holding company duly registered pursuant to the BHC Act and the North Carolina Bank Holding Company Act of 1984, and it has all requisite corporate power and authority to enter into and carry out the provisions of this Agreement. Centura is not in violation of its organizational documents or bylaws, or of any applicable federal or state law or regulation in any material respect, or in default with respect to any order, writ, injunction, or decree of any court, or in default under any order, license, regulation, or demand of any governmental agency, any of which violations or defaults would materially and adversely affect any of its businesses, properties, financial position, or results of operations taken as a whole. Centura has all requisite corporate power and authority to conduct its business as now conducted or proposed to be conducted, and to own and operate and lease the properties and assets used in such business.

     5.02. Centura Bank. Centura Bank is a bank corporation duly organized, validly existing, and in good standing under the laws of the State of North Carolina, all of the capital stock of which is owned by Centura, free and clear of any liens, claims, or assessments thereagainst. Centura Bank is not in violation of its charter documents or bylaws, or of any applicable federal or state law or regulation in any material respect, or in default with respect to any order, writ, injunction, or decree of any court, or in default under any order, license, regulation, or demand of any governmental agency, and of which violations or defaults would materially and adversely affect the businesses, properties, financial position, or results of operation of Centura and Centura Bank taken as a whole. Centura Bank has all requisite corporate power and authority to conduct its business as now conducted or proposed to be conducted, and to own and operate and lease the properties and assets used in such business.

     5.03. Binding Obligations; Due Authorization. This Agreement constitutes a valid and binding obligation of Centura, and, subject to required regulatory approvals, will be enforceable against it in accordance with the terms of such documents, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court. The execution, delivery, and performance of this Agreement, and the transactions contemplated hereby have been, or will be prior to the Effective Time, duly authorized by the Board of Directors of Centura.

     5.04. Absence of Default. None of the execution or the delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of the terms hereof or thereof, will conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Centura or Centura Bank, as applicable. None of such execution, consummation, or fulfillment will conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under (i) any agreement or instrument under which Centura or Centura Bank is obligated, or (ii) (assuming receipt of required approvals of Regulatory Authorities) violate any statute or regulation of any government or agency to which Centura or Centura Bank is subject, any of which conflicts, breaches, defaults, or violations will prevent consummation of the Merger or have a material adverse effect on the business or operations of Centura or Centura Bank.

     5.05. Financial Statements. Centura has Previously Disclosed copies of Centura's Financial Statements and such Financial Statements are true, complete, and correct in all material respects and fairly present the consolidated financial position of Centura and Centura Bank as of the dates indicated and the consolidated results of operations, retained earnings and changes in financial position or cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis.

     5.06. Filing of Reports. Centura has timely filed all reports required to be filed with the applicable Regulatory Authorities and such reports, as filed, complied in all material respects with applicable law and regulations. Centura has filed all SEC Documents required to be filed by the Securities Laws and all documents required by any applicable state securities laws and such SEC Documents and other documents, as filed, complied in all material respects with the Securities Laws and such state securities laws.

     5.07. Proxy Statement Information. When the Proxy Statement, or any amendment thereto, shall become effective, and at all time subsequent to such effectiveness up to and including the Closing Date, all information set forth or incorporated therein furnished by Centura relating to Centura and Centura Bank,
(i) shall comply in all material respects with the applicable provisions of the Securities Laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not false or misleading.

     5.08.     Information Furnished.  Each representation and warranty in this
Article V, all information Previously Disclosed to Scotland, and all information otherwise furnished or to be furnished to Scotland pursuant to the terms of this Agreement, as of the date hereof or the date furnished, are and shall be true, accurate, and complete in all material respects.

     5.09. No Shareholder Approval. No approval of Centura's shareholders is required in order to consummate the Merger.

     5.10. Litigation and Compliance with Law. There are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the best knowledge and belief of the executive officers of Centura, any facts or circumstances which reasonably could result in such), including without limitation any such action by any governmental or regulatory authority, which currently exist or are ongoing, pending or, to the best knowledge of the executive officers of Centura, threatened, contemplated or probable of assertion, against, relating to or otherwise affecting Centura or its subsidiaries or any of their properties, assets or employees which, if determined adversely, could have a material adverse effect on the ability of Centura to consummate the Merger.

     5.11. Obstacles to Regulatory Approval. To the best knowledge of Centura, no fact or condition (including Centura's or Centura Bank's record of compliance with the Community Reinvestment Act) relating to Centura or Centura Bank exists that may reasonably be expected to prevent or materially impede or delay Centura or Scotland from obtaining the regulatory approvals required in order to consummate the transactions described herein; and, if any such fact or condition becomes known to the executive officers of Centura, Centura promptly (and in any event within three days after obtaining such knowledge) shall communicate such fact or condition to the President of Scotland.



                                   ARTICLE VI

                      ACCESS TO AND INFORMATION CONCERNING
                             PROPERTIES AND RECORDS

     6.01.     Access by Centura.  For purposes of this Section 6.01 and Section
6.03 below, the term "Scotland" shall include Scotland and SSB. Scotland, to the extent permitted by law and except for certain information covered by confidentiality agreements between Scotland and other parties relating to a possible acquisition of Scotland by such parties, shall give Centura, its counsel, accountants, investment bankers, and other representatives full access, at reasonable times and upon reasonable notice throughout the period through the Effective Time, to all of Scotland's properties, books, contracts, commitments, and records, and Scotland shall furnish to Centura during such period all such information concerning Scotland and its affairs as Centura may reasonably request. In addition, Scotland shall also make its officers available to discuss with Centura's representatives the substance of all documents, financial statements, and other information provided by Scotland to Centura and such other matters as Centura shall deem pertinent to the transactions contemplated by this Agreement.

     6.02. Access by Scotland. For purposes of this Section 6.02, the term "Centura" shall include Centura and Centura Bank. Centura, to the extent permitted by law, shall give Scotland, its counsel, accountants, investment bankers, and other representatives access, at reasonable times and upon reasonable notice throughout the period through the Effective Time, to such information relating to Centura and to be specified by Scotland as shall be reasonably necessary and appropriate under the then circumstances for Scotland to confirm the accuracy of the representations and warranties set forth in
Article IV hereof and to carry out the transactions contemplated by this Agreement. In addition, Centura shall also make its officers available to discuss with Scotland's representatives the substance of all documents, financial statements, and other information provided by Centura to Scotland and such other matters as Scotland shall deem pertinent to the transactions contemplated by this Agreement.


                                  ARTICLE VII

                       AFFIRMATIVE COVENANTS OF SCOTLAND

     Except as otherwise consented to or waived by Centura in writing, Scotland covenants that, throughout the pendency of this Agreement, it will:

     7.01. Operation of Business. Maintain and operate its business only in the usual, regular, and ordinary manner appropriate to entities of comparable size and character and comply in all material respects with all applicable laws, regulations, orders, judgments, and decrees except where Scotland is contesting the validity of any of the foregoing; and, to the extent consistent with such operation and sound business practices as determined in good faith by Scotland, make all reasonable efforts to preserve intact its present business organization (including, but not limited to, Scotland's status as a North Carolina chartered stock savings bank), keep available the services of its present officers and employees, and preserve its present relationships with depositors, suppliers, customers, and others having business dealings with it.

     7.02. Payment of Taxes. Punctually pay and discharge all taxes, assessments, and other governmental charges lawfully imposed upon Scotland or SSB or any of their property, or upon the income and profits thereof; provided, however, that nothing herein contained shall prohibit Scotland from contesting in good faith and by appropriate proceedings the validity of any tax, assessment, or governmental charge; and, provided further, that any such contested assessment or charge be reported to Centura.

     7.03. Substantial Litigation; Adverse Condition. Promptly upon receipt of notice, notify Centura of (i) the commencement of any litigation against Scotland seeking damages in excess of $50,000 or threatening the consummation of the Merger, or (ii) the existence of severe and adverse business conditions threatening the continued, normal business operations of Scotland.

     7.04. Properties. At all times maintain, preserve, and keep all properties in a satisfactory condition so as to ensure their normal use in the business operations of Scotland, except where failure to do so would not materially and adversely affect the business or operations of Scotland.

     7.05. Contracts. Perform all obligations under all material contracts, leases, and documents relating to or affecting assets, properties, and business, except where failure to do so would not materially and adversely affect the business or operations of Scotland.

     7.06. Insurance. Maintain in full force and effect insurance in amount and scope of coverage which, in the judgment of Scotland's management, is consistent with the nature and scope of all activities as conducted now or in the future by Scotland.

     7.07. Regulatory Filings and Financial Statements. Provide Centura promptly with (i) a copy of any and all filings made with the Regulatory Authorities from the date hereof through the Effective Time, and (ii) each quarterly consolidated balance sheet, statement of income, statement of changes in financial position, and statement of changes in shareholders' equity prepared by Scotland.

     7.08. Accounting Principles and Practices. Maintain all of the books and records, including all financial statements, in accordance with accounting principles and practices consistent with those used for the most recent financial statements, except for changes in such principles and practices required by federal or state regulation or under generally accepted accounting principles.

     7.09. Special Meeting and Approval of Shareholders. Scotland will duly call and convene the Special Meeting of its shareholders to act upon this Agreement and the transactions contemplated hereby. Scotland shall assist in the preparation of, and mail (or otherwise provide) to its shareholders, the Proxy Statement to solicit the approval of this Agreement, the Merger Agreement, and the transactions contemplated hereby by the shareholders of Scotland. Scotland will use its best efforts to obtain the required approval by its shareholders, including, subject to their legal obligations as directors of Scotland, a recommendation of a favorable vote on the transactions contemplated hereby by Scotland's Board of Directors.

     7.10. Environmental Assessment. Scotland shall permit Centura to have performed a Phase II Environmental Site Assessment and any other investigation and exploration that Centura, in its sole discretion and cost, deems necessary, of each parcel of the Premises by an individual or organization acceptable to Centura. Such assessment, investigation or exploration shall include, without limitation, such matters as shall be applicable to each parcel of the Premises, and as may be specified by Centura in a writing referring specifically to this
Section 7.10.

                                  ARTICLE VIII

                        AFFIRMATIVE COVENANTS OF CENTURA

     Except as otherwise consented to or waived by Scotland in writing, Centura covenants that, throughout the pendency of this Agreement, it will:

     8.01. Maintenance of Existence. Maintain its existence as a bank holding company under the BHC Act and applicable state laws regarding bank holding companies, and cause Centura Bank to maintain its existence as a North Carolina bank.

     8.02. Filings with Commission. Provide Scotland promptly with a copy of any and all filings made with the Commission subsequent to the date of this Agreement and prior to the Closing Date.

     8.03. Accounting Principles and Practices. Maintain all of its books and records, and cause Centura Bank to maintain all of its books and records, including all financial statements, in accordance with accounting principles and practices consistent with those used for its December 31, 1997 financial statements, except for changes in such principles and practices required under generally accepted accounting principles.

     8.04. Substantial Litigation; Adverse Condition. Promptly upon receipt of notice, notify Scotland of (i) the commencement of any litigation against Centura or Centura Bank seeking damages threatening the consummation of the Merger, or (ii) the existence of severe and adverse business conditions threatening the continued, normal business operations of Centura or Centura Bank.


                                   ARTICLE IX

                         NEGATIVE COVENANTS OF SCOTLAND

     Scotland covenants that, throughout the pendency of this Agreement, neither it nor SSB, unless (i) specifically provided herein or permitted hereunder, or
(ii) Centura shall have consented in writing to an exception to any such covenant, will:

     9.01.     Amendments.  Amend Scotland's charter or bylaws.

     9.02. Capitalization. Authorize or establish any other class of capital stock; issue, sell, or otherwise dispose of any shares of any class of capital stock or any of its securities convertible into or representing a right or option to purchase any such shares of any class of capital stock, or change the presently outstanding shares of any class of capital stock into a greater or lesser number of shares either by way of a stock dividend, stock split, reclassification, combination, recapitalization, reorganization, consolidation of shares or the like, or by way of a merger or consolidation.

     9.03. Long-Term Indebtedness. Incur any indebtedness for money borrowed that becomes due and payable more than one year after such occurrence; provided, however, that the foregoing shall not prohibit Scotland from incurring such indebtedness (i) in the ordinary course of the taking of deposits or the funding of a particular loan, (ii) for the purpose of financing capital expenditures permitted by Section 9.08 hereof, and (iii) for the purpose of refinancing any indebtedness existing on the date hereof or permitted by this Agreement on terms at least as favorable to Scotland, so long as the consummation of the Merger or any related transaction will not constitute a violation of any term of any such indebtedness.

     9.04. Hypothecations. Except in the ordinary course of conducting operations, purchase, redeem, retire, or otherwise acquire, or hypothecate, pledge, or otherwise encumber, any shares of any class of its capital stock.

     9.05. Dividends. Declare, set aside, or pay dividends on any shares of any class of capital stock or make any other distribution of assets to the holders of any shares of any class of capital stock, except for the payment of regular, quarterly dividends, not to exceed $.05 per share on Scotland Common Stock, consistent with past practice, to Scotland's shareholders.

     9.06. Employee Benefits. Enter into or institute any employment contract, deferred compensation, bonus, stock option, profit-sharing, pension, retirement, or insurance plan, or similar employee benefit plan or program, or terminate or materially amend any such employee benefit or stock option plan or program now in existence, grant any stock option under any stock option plan or program now in existence, or except in the ordinary course of business and consistent with past practices, increase the salaries and other compensation payable to its directors, officers, and employees. Historically, SSB has paid an annual bonus to its employees, which bonus is accrued on a monthly basis. Scotland and SSB intend to continue accruing for such bonus consistent with past practices through the Effective Time.

     9.07. Inconsistent Agreements. Enter into any agreement, understanding, or commitment, written or oral, with any other party which is inconsistent in any material respect with Scotland's obligations arising under this Agreement.

     9.08. Capital Improvements. Effect any single capital improvement or single purchase of equipment or furnishings involving an expenditure in excess of $50,000. All expenditures in excess of such amount contemplated by Scotland of the date hereof are Previously Disclosed and are hereby consented to by Centura, provided that the aggregate expenditures for all projects Previously Disclosed shall not exceed $150,000.

     9.09. Acquisition of Control. Acquire direct or indirect ownership or control of voting shares or securities convertible into voting shares of, or any other interest in, any presently non-affiliated corporation, and newly-organized business entity, any joint venture or other entity, other than shares or interests acquired in the ordinary course of business in a fiduciary or custodial capacity or as a result of debts previously contracted.

     9.10. Other Acquisitions and Mergers. Initiate, propose, or otherwise solicit from any person, corporation, or other group acting in concert any bids or offers to purchase or acquire Scotland or SSB, cause Scotland or SSB to merge into or consolidate with any other corporation or person or permit any other corporation to be merged or consolidated with it, or acquire all or any substantial part of the assets of any other corporation or person not affiliated with Scotland of the date hereof, except where such acquisition relates to foreclosure procedures, or deeds or transfers in lieu of foreclosure, or extensions of credit of Scotland or SSB.

     9.11. Sale of Assets. Sell or lease all or any material portion of its assets or business other than in the ordinary course of business.



                                   ARTICLE X

                         NEGATIVE COVENANTS OF CENTURA

     Centura covenants that, throughout the pendency of this Agreement, unless
(i) specifically provided herein or permitted hereunder, or (ii) Scotland shall have consented in writing to an exception to any such covenant, it will not:

     10.01. Dividends. Declare, set aside, or pay dividends on any shares of any class of capital stock or make any other distribution of assets to the holders of any shares of any class of capital stock if the payment of such dividends might cause Centura to be unable to meet its obligations under this Agreement.

     10.02. Inconsistent Agreements. Enter into any agreement, understanding, or commitment, written or oral, with any other party which is inconsistent in any material respect with the obligations of Centura arising under this Agreement or which would prevent Centura or Centura Bank from completing the transactions contemplated by this Agreement; provided; however, nothing in this

Agreement shall preclude Centura or Centura Bank from negotiating and concluding transactions with respect to a merger or other form of business combination with any other corporation or entity, so long as such transaction or transactions would not prevent, obstruct or delay completing the transactions contemplated by this Agreement.


                                   ARTICLE XI

                                INDEMNIFICATION

     Each party represents and warrants that all information concerning it which is included in any statement and application made to any governmental agency in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. The party so representing and warranting will indemnify and hold harmless the other, each of its directors and officers, and each person, if any, who controls the other within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, or liabilities to which any of them may become subject under applicable laws (including, but not limited to, the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any actions whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such application or statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by the representing and warranting party expressly for use therein. Each party agrees at any time upon the request of the other to furnish to the other a written letter or statement confirming the accuracy of the information provided by such person and contained in any proxy statement, registration statement, report, or other application or statement, or in any draft of any such document, and confirming that the information contained in such document or draft was furnished expressly for use therein or, if such is not the case, indicating the inaccuracies contained in such document or draft or indicating the information not furnished expressly for use therein. The indemnity agreement contained in this Article XI shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the other party.

                                  ARTICLE XII

                      CONDITIONS PRECEDENT TO THE CLOSING

     In addition to the general conditions contained in Section 2.07 hereof, the following are conditions to the consummation of the Merger and the closing of the Reorganization, except that (i) any of such conditions may be waived, to the extent permitted by law, by the mutual consent in writing of Centura and Scotland; (ii) Centura may unilaterally waive in writing, on behalf of all parties hereto, to the extent permitted by law, the conditions set forth in Sections 12.04, 12.05 and 12.06 and (iii) Scotland may unilaterally waive in writing, on behalf of all parties hereto, to the extent permitted by laws, the conditions set forth in Sections 12.07, 12.08 and 12.09.

     12.01. Restraining Orders. No order, judgment, or decree shall be outstanding whether against a party hereto or a third party that would have the effect of preventing completion of the Reorganization; no suit, action, or other proceeding shall be pending or threatened by any governmental body in which it is sought to restrain or prohibit the Reorganization; and no suit, action, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Reorganization or obtain other substantial monetary or other relief against one or more of the parties hereto in connection with this Agreement, unless in the reasonable opinion of counsel to the party wishing to proceed (which opinion shall be satisfactory in substance to the other party in its reasonable judgment), such suit, action, or proceeding is likely to be resolved in such a way as not to deprive either party of any of the material benefits to it of the Merger and not to materially adversely affect the business or financial condition of the party subject thereto.

     12.02.    Approval by Regulatory Authorities; Disadvantageous Conditions.
(i) The transactions contemplated by this Agreement shall have been approved, to the extent required by law, by the Regulatory Authorities having jurisdiction over such transactions, (ii) no Regulatory Authority shall have withdrawn it approval of such transactions or imposed any condition on such transactions or its approval thereof, which condition is reasonably deemed by Centura to so adversely impact the economic or business benefits of this Agreement to Centura as to render it inadvisable for it to consummate the Merger, (iii) any applicable waiting periods following regulatory approvals shall have expired, and in connection with such approvals, no objections to the Merger shall have been raised; and (iv) all other consents, approvals and permissions, and the satisfaction of all of the requirements prescribed by law or regulation, necessary to the carrying out of the transactions contemplated by this Agreement shall have been procured.

     12.03 Approval by Boards of Directors and Shareholders. The Boards of Directors of Scotland and Centura shall have duly approved, adopted and ratified this Agreement by appropriate resolutions, and the shareholders of Scotland shall have duly approved, ratified and adopted this Agreement at the Special Meeting, all to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles or Certificate of Incorporation and ByLaws.

     12.04. Scotland's Representations. The representations and warranties of Scotland with respect to Scotland and SSB contained herein shall have been true and correct in all material respects on the date made and shall be true and correct in all material respects at the Effective Time as though made at such time, excepting any changes occurring in the ordinary course of business, none of which individually or in the aggregate has been materially adverse, and excepting any changes contemplated or permitted by this Agreement. Scotland shall have in all material respects duly performed all covenants, not otherwise waived by Centura in writing, required by this Agreement to be performed by it prior to or at the Effective Time. Centura shall have received a certificate of appropriate officers of Scotland dated such date and certifying in such detail as Centura may reasonably request to the fulfillment of the foregoing conditions.

     12.05. Opinion of Counsel to Scotland. Centura shall have received an opinion satisfactory in form and substance to it from Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P., counsel to Scotland, dated the Effective Time and addressed to Centura, in substantially the form attached hereto as Exhibit D, which opinion may provide that it is given in reasonable reliance upon information provided by such other counsel as they feel necessary in giving such opinion.

     12.06. Letter of Counsel to Scotland. Centura shall have received a letter satisfactory in form and substance to it from Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P., counsel to Scotland, dated the Effective Time and addressed to Centura, in substantially the form attached hereto as Exhibit E, relating to the information contained in the Proxy Statement.

     12.07. Accountants' Letter. Centura shall have received from McGladrey & Pullen, independent public accountants, a letter dated the Effective Time and addressed to Centura in form and substance satisfactory to Centura to the effect that:

     (i)       they are independent public accountants with respect to Scotland;

     (ii) in their opinion the audited financial statements of Scotland, dated September 30, 1998, examined by them and included in the Independent Certified Public Accountants Report, comply as to form in all material respects with the applicable requirements of the Securities Act and the applicable published rules and regulations of the Administrator and FDIC with respect to the preparation of such reports; and

     (iii) they have read the unaudited interim financial statements of Scotland for the period from the date of the most recent audited financial statements thought the date of the most recent interim financial statements available in the ordinary course of business and, based on such review and except as disclosed in such letter, nothing has come to their attention which would cause them to believe that such financial statements are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of Scotland dated September 30, 1998.

     12.08. Centura's Representations. The representations and warranties of Centura contained herein shall have been true and correct in all material respects on the date made and shall be true and correct in all material respects at the Effective Time, as though made at such time, excepting any changes occurring in the ordinary course of business, none of which either individually or in the aggregate has been materially adverse, and excepting for any changes contemplated or permitted by this Agreement. Centura shall have in all material respects duly performed all covenants, not otherwise waived by Scotland in writing, required by this Agreement or by the Merger Agreement to be performed by its prior to or at the Effective Time. Scotland shall have received a certificate of appropriate officers of Centura dated such date and certifying in such detail as Scotland may reasonably request to the fulfillment of the foregoing conditions.

     12.09. Opinion of Counsel to Centura. Scotland shall have received an opinion satisfactory in form and substance to it from counsel to Centura, dated the Effective Time and addressed to Scotland , in substantially the form attached hereto as Exhibit F.

     12.10. Fairness Opinion. Scotland shall have received from Trident Financial Corporation, an independent financial advisory firm, a letter, dated as of the date of this Agreement and updated as of the date of the Proxy Statement and the Closing Date, in form and substance satisfactory to Scotland, to the effect that, in the opinion of such firm, the Exchange is fair to the shareholders of Scotland from a financial point of view.



                                  ARTICLE XIII

                          SURVIVAL OF REPRESENTATIONS,
                           WARRANTIES, AND COVENANTS

     Centura and Scotland agree that no representation, warranty, or covenant contained in this Agreement or in any exhibit, schedule, letter, certificate, or other instrument referred to in this Agreement or delivered or made by or on behalf of any party to either this Agreement or in connection with any transactions contemplated by this Agreement shall survive either the Effective Time or any termination of this Agreement pursuant to
Article XV hereof, except for (i) the covenants set forth in Sections 3.04, 3.05, 3.06, 3.08, 3.09, 3.10, 3.11, and 16.01, and Article XI hereof which shall survive the Effective Time, and (ii) the covenants set forth in Sections 3.03 and 16.01 hereof which shall survive the termination of this Agreement and (iii)
Article II of this Agreement which shall survive the Effective Time. Nothing in this Agreement shall be construed to alter the effectiveness of any legal opinion, accountant's certificate, or any other letter or report rendered in connection with the transactions contemplated by this Agreement or the Merger Agreement.

                                  ARTICLE XIV

                                ENTIRE AGREEMENT

     This Agreement, all exhibits, appendices, schedules, or supplements to either of such documents, and all other agreements contemplated by either of such documents, embody the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and except as expressly provided herein, this Agreement shall not be affected by reference to any other document. All prior negotiations, discussions, and agreements by and between the parties hereto with respect to the transactions contemplated hereby which are not reflected or set forth in this Agreement therefore have no force or effect. Each representation, warranty, covenant, condition, or agreement contained in this Agreement made by any of the parties hereto shall have independent force and effect and shall not be affected by any other representation except by specific reference.


                                   ARTICLE XV

                            TERMINATION OF AGREEMENT

     15.01. Mutual Consent; Absence of Shareholder Approval Termination Date. This Agreement shall terminate at any time when the parties hereto mutually agree in writing. This Agreement shall terminate at the election of either Centura or Scotland, upon written notice from the party electing to terminate at the election of either Centura or Scotland, upon written notice from the party electing to terminate this Agreement to the other party if this Agreement is not ratified, confirmed, and approved by the legally required affirmative vote of the shareholders of Scotland at the Special Meeting or at any continuations of such Special Meeting after the adjournment thereof or there has been a denial which is not appealable of any material regulatory approval or consent required to consummate the Merger.

     15.02. Election by Centura. Notwithstanding the approval of this Agreement, and the transactions contemplated hereby by the shareholders of Scotland, this Agreement shall terminate at Centura's election, upon written notice from Centura to Scotland, if either or both of the following events shall occur and shall not have been remedied to the satisfaction of Centura within thirty (30) days after written notice is delivered to Scotland: (i) there shall have been any material breach of any of the obligations, covenants, or warranties of Scotland hereunder, or (ii) there shall have been any representation or statement furnished by Scotland hereunder or under the Merger Agreement which is false or misleading in any material respect at the time furnished; provided, however, that Centura shall not have the right to terminate this Agreement if the breach as defined in subsection (i) of this Section 15.02 or the misstatement as defined in subsection (ii) of this Section 15.02 shall have been as a result of the alteration of any procedural steps taken to consummate the acquisition of Scotland as contemplated by this Agreement.

     15.03. Election by Scotland. This Agreement shall terminate at Scotland's election, upon written notice from Scotland to Centura, if either or both of the following events shall occur and shall not have been remedied to the satisfaction of Scotland within thirty (30) days after written notice is delivered to Centura (a) there shall have been any material breach of any of the obligations, covenants, or warranties of Centura hereunder or (b) there shall have been any representation or statement furnished by Centura hereunder which is false or misleading in any material respect at the time furnished. In addition, this Agreement shall terminate at Scotland's election, upon written notice from Scotland to Centura, in the event that Centura shall enter into an agreement in principle or a definitive agreement with respect to a separate transaction with a third party that would result in the circumstances described in Section 10.02 of this Agreement.

     15.04. Termination Upon Failure to Consummate. This Agreement shall terminate at any party's election, upon written notice from the terminating party to the others, if the Merger shall not have been consummated on or before March 31, 1999.


                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

     16.01. Expenses. Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated in this Agreement, including the fees and expenses of its own financial consultants, accountants, and counsel.

     16.02. Publicity. Except as may be required to comply with disclosure obligations imposed by federal or state law or regulation and after reasonable attempts have been made to comply with this Section 16.02, the form, content, and timing of all announcements, communications, and press releases of any kind concerning this Agreement or any of the transactions contemplated hereby or thereby shall be subject to the prior approval of Centura and Scotland.

     16.03. Amendment. This Agreement may not be amended, modified, or supplemented except by an instrument in writing signed by duly authorized representatives of each of Centura and Scotland, as applicable. No covenant, condition, or other provision of this Agreement may be waived, and no exception may be consented to, except by an instrument in writing by a duly authorized representative of the party entitled to grant such waiver or consent.

     16.04. Governing Law. This Agreement and the transactions contemplated hereby and thereby shall be governed by and construed in accordance with the laws of the State of North Carolina, except as otherwise expressly provided in this Agreement or as federal law may be applicable to the transactions contemplated by this Agreement.

     16.05. Communications. All notices, requests, demands, consents, waivers, and other communications hereunder shall be in writing and shall be delivered by hand or sent by certified or registered mail, postage prepaid, return receipt requested, or by a confirmed telegram, as follows:

If to Centura:                         With a copy to:

Steven Goldstein                       Joseph A. Smith, Jr.
Chief Financial Officer                General Counsel
Centura Banks, Inc.                    Centura Banks, Inc.
P. O. Box 1220                         P. O. Box 1220
Rocky Mount, North Carolina 27802      Rocky Mount, North Carolina 27802

or

If to Scotland:                        With a copy to:

William C. Fitzgerald, III             Edward C. Winslow III, Esq.
President and CEO                      Brooks, Pierce, McLendon,
Scotland Bancorp, Inc.                 Humphrey & Leonard, L.L.P.
P. O. Box 1468                         Suite 2000, Renaissance Plaza
Laurinburg, North Carolina 28353-1468  230 North Elm Street
                                       Greensboro, North Carolina 27401

Any such notice or other communication so addressed shall be deemed to have been received by the addresses as of the date of such receipt to confirmation.

     16.06 Successors and Assigns. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the successors and assigns of each of them; provided, however, that this Agreement and any of the rights, interests, or obligations hereunder and thereunder shall not be assigned by either of the parties hereto without the prior written consent of the other party hereto.

     16.07 Cover, Table of Contents, and Headings. The cover, the table of contents, and the headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of either such document.

     16.08 Counterparts. This Agreement may be executed in several identical counterparts, each of which when executed by the parties hereto and delivered shall be an original, but all of which together shall constitute a single instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                    CENTURA BANKS, INC.


                                    By: /s/ Steven Goldstein
                                       -------------------------------------
ATTEST:

/s/ Joseph A. Smith, Jr.
-------------------------------
Secretary

(SEAL)


                                    SCOTLAND BANCORP, INC.


                                    By: /s/ William C. Fitzgerald III
                                        -------------------------------
                                            William C. Fitzgerald, III
ATTEST:                                     President and CEO

John B. Clark
-------------------------------
Secretary
(SEAL)

IN WITNESS WHEREOF, Scotland Acquisition Corporation has caused this Agreement and Plan of Reorganization and Merger to be executed on its behalf by its undersigned officer thereunto duly authorized for the purpose of joining as a party hereto and by such execution, Scotland Acquisition Corporation hereby adopts and agrees to each of the terms and conditions herein as its own.


                                    SCOTLAND ACQUISITION CORPORATION



                                    By:
                                       -----------------------------


ATTEST:


-------------------------
Secretary

[Corporate Seal]

                                   EXHIBIT A


STATE OF NORTH CAROLINA
                                               AGREEMENT AND PLAN OF BANK MERGER
COUNTY OF NASH


     THIS AGREEMENT AND PLAN OF BANK MERGER (the "Merger Agreement"), is made and entered into as of the _______ day of _______, 199__ by and between CENTURA BANK, a North Carolina banking corporation having its principal office at Rocky Mount, North Carolina ("Centura Bank"), and SCOTLAND SAVINGS BANK, INC., SSB, a North Carolina-chartered savings bank having its principal office at Laurinburg, North Carolina ("Scotland Savings").

                              W I T N E S S E T H:

     WHEREAS, Centura Banks, Inc. ("Centura") and Scotland Bancorp, Inc. ("Scotland") have entered into an Agreement and Plan of Reorganization and Merger dated as of August 26, 1998 (the "Reorganization Agreement") whereby
                   ---------
Scotland Acquisition Corporation ("Scotland Acquisition"), a wholly-owned subsidiary of Centura, will be merged with an into Scotland (the "Acquisition") with Scotland as the surviving entity; and

     WHEREAS, the complete terms of the Acquisition are set forth in the Reorganization Agreement, the terms of which are incorporated herein by reference; and

     WHEREAS, the Reorganization Agreement contemplates that, after the Acquisition, Scotland will be merged with and into Centura (the "Corporate Merger"); and

     WHEREAS, the Reorganization Agreement also contemplates that, after the Acquisition, Scotland's wholly-owned savings bank subsidiary, Scotland Savings, will be merged with and into Centura's wholly-owned banking corporation subsidiary, Centura Bank (the "Bank Merger"); and

     WHEREAS, the parties desire to enter into this Merger Agreement to provide for the Bank Merger; and, Centura and Scotland desire to join in the execution of this Merger Agreement to evidence their approval of the Bank Merger in their respective capacities as the sole shareholders of Centura Bank and Scotland Savings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I.  PLAN OF MERGER

     1.1  Names of Merging Corporations.  The names of the entities proposed to
          -----------------------------
be merged are CENTURA BANK, a North Carolina banking corporation which is the wholly-owned subsidiary of Centura, and SCOTLAND SAVINGS BANK, INC., SSB, a North Carolina savings bank which is the wholly-owned subsidiary of Scotland.

     1.2  Nature of Transaction.  Subject to and in accordance with the
          ---------------------
provisions of this Plan of Merger, at the effective time of the transactions described herein (the "Effective Time") Scotland Savings shall be merged into and with Centura Bank pursuant to N.C. Gen. Stat. (S) 53-12.

     1.3  Effect of Merger; Surviving Corporation.  By reason of the Merger, at
          ---------------------------------------
the Effective Time and as provided in N.C.Gen. Stat. (S) 53-13, the separate corporate existence of Scotland Savings shall cease and all of its outstanding shares shall be canceled, while the corporate existence of Centura Bank as the surviving corporation in the Bank Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Bank Merger. Following the Effective Time, Centura Bank shall operate as the wholly-owned banking subsidiary of Centura and, as a North Carolina banking corporation, will continue to conduct its business and the business of Scotland Savings at all legally established branch and main offices of Centura Bank and Scotland Savings. The duration of the corporate existence of Centura Bank as the surviving corporation shall be perpetual and unlimited.

     1.4  Assets and Liabilities of Centura Bank and Scotland Savings.  By
          -----------------------------------------------------------
reason of the Bank Merger, at the Effective Time and in accordance with N.C.Gen.Stat. (S)(S) 53-13, 53-17 and 55-11-06, all of Scotland Savings' property, assets and rights of every kind and character (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and all and every other interest of or belonging to or due to Scotland Savings, whether tangible or intangible) shall be transferred to and vest in Centura Bank, and Centura Bank shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature (including all trust and fiduciary properties, powers and rights) of Scotland Savings, all without any conveyance, assignment or further act or deed; and, Centura Bank shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description (including duties as trustee or fiduciary) of Scotland Savings as of the Effective Time.

     1.5  Cancellation of the Shares.  At the Effective Time all rights of
          --------------------------
Scotland, as the sole shareholder of Scotland Savings, with respect to the outstanding shares of Scotland Savings' common stock shall cease to exist and the shares shall be canceled. No cash or shares or other securities or obligations will be distributed upon cancellation of the shares.

     1.6  Articles, Bylaws and Management.  The Articles of Incorporation and
          -------------------------------
Bylaws of Centura Bank in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Centura Bank as the surviving corporation. The officers and directors of Centura Bank in office at the Effective Time shall serve in the same capacities as the officers and directors of Centura Bank as the surviving entity in the Bank Merger until removed as provided by law or until the election or appointment of their respective successors.

                 ARTICLE II.  CLOSING; EFFECTIVE TIME OF MERGER

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the principal office of Centura in Rocky Mount, North Carolina, or at such other place as the parties shall designate, on the same date and immediately following, the closing of the Acquisition (the "Closing Date"). At the Closing, Centura Bank and Scotland Savings shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under North Carolina law) as are required herein and as otherwise shall be required by law to consummate the Bank Merger and cause it to become effective.

     Subject to the terms and conditions set forth herein (including without limitation the receipt of all required approvals of governmental and regulatory authorities), the Bank Merger shall become effective on the date and at the time specified in Articles of Merger filed with the North Carolina Commissioner of Banks and the North Carolina Secretary of State in accordance with law; provided, however, that the Effective Time shall in no event be more than ten days following the Closing Date.

                      ARTICLE III.  CONDITIONS TO CLOSING

     The Closing and the obligations of Centura Bank and Scotland Savings to consummate the Bank Merger are conditioned upon fulfillment of each of the following conditions:

     3.1  Regulatory Approvals.  Centura, Scotland, Centura Bank, and Scotland
          --------------------
Savings shall have received all approvals of banking regulators required in order (i) to consummate the Acquisition, (ii) to consummate the Bank Merger,
(iii) to consummate the Corporate Merger, and (iv) for Centura Bank to establish branch offices at the location of Scotland Savings' current banking offices.

     3.2  Expiration of Waiting Periods.  All required waiting periods following
          -----------------------------
receipt of required regulatory approvals shall have expired.

     3.3  Satisfaction of Conditions to Acquisition.  All other conditions to
          -----------------------------------------
consummation of the Acquisition as specified in the Reorganization Agreement shall have been satisfied or effectively waived by the party for whose benefit such condition is provided.

     3.4  Consummation of Acquisition.  Centura,  Scotland, and Scotland
          ---------------------------
Acquisition shall have consummated the Acquisition in accordance with the terms of the Reorganization Agreement.

                            ARTICLE IV.  TERMINATION

     4.1  Methods of Termination.  This Agreement may be terminated at any time
          ----------------------
prior to the Effective Date under the same conditions and in the same manner as is provided in the Reorganization Agreement for its termination.

     4.2  Effect of Termination.  In the event this Agreement shall be
          ---------------------
terminated pursuant to Section 4.1 hereof, written notice thereof shall be given by the terminating party to the other party. In such event, each party will take such actions as may be necessary to restore the status of the parties as existed before the date of this Merger Agreement, which actions shall be limited to the return of contracts, documents and other written instruments as may have been exchanged by the parties and which may be deemed confidential and not of a public nature. The parties will keep all such contracts, documents, written instruments and all such information exchanged, oral or written, in strict confidence and agree not to use such confidential information to unfair advantage, in competition or otherwise.

                      ARTICLE V.  MISCELLANEOUS PROVISIONS

     5.1  Waiver.  Any term or condition of this Merger Agreement may be waived
          ------
(except as to matters of regulatory approvals and approvals required by law), either in whole or in part, at any time by the party which is entitled to the benefits thereof; provided, that no waiver of any term or condition of this Merger Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same or any other term or condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

     5.2  Amendment.  This Merger Agreement may be amended, modified or
          ---------
supplemented at any time or from time to time prior to the Effective Time, by an agreement in writing signed by an authorized officer of each of Centura Bank, Scotland Savings, Centura and Scotland.

     5.3  Inconsistencies with Reorganization Agreement.  In the case of any
          ---------------------------------------------
inconsistencies or conflicts between the language of this Merger Agreement and that of the Reorganization Agreement, the Reorganization Agreement shall control.

     5.4  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be deemed to have been duly given if delivered personally or by courier or facsimile, or mailed by certified mail, return receipt required, postage prepaid, and addressed as follows:

If to Scotland Savings, to:                   With a copy to:

     Scotland Bancorp, Inc.                   Edward C. Winslow III, Esq.
     505 South Main Street                    Brooks, Pierce, McLendon, Humphrey
     Laurinburg, North Carolina 28352            & Leonard, L.L.P.
     Attention:  William C. Fitzgerald, III   Suite 2000, 230 N. Elm Street
                 President                    Greensboro, North Carolina 27401

If to Centura, to:                            With copy to:

     Centura Bank                             Joseph A. Smith
     Post Office Box 1220                     General Counsel
     Rocky Mount, North Carolina 27802        Centura Banks, Inc.
     Attention: Steven J. Goldstein           Post Office Box 1220
                 Chief Financial Officer      Rocky Mount, North Carolina 27802
                  and General Counsel

     5.5  Further Assurances.  Centura Bank and Scotland Savings each agree to
          ------------------
furnish to the other such further assurances with respect to the matters contemplated herein as such other party may reasonably request.

     5.6  Headings and Captions.  Headings and captions of the sections and
          ---------------------
paragraphs of this Merger Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

     5.7  Entire Agreement.  This Merger Agreement (together with the
          ----------------
Reorganization Agreement incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein.

     5.8  Severability of Provisions.  The invalidity or unenforceability of any
          --------------------------
term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part thereof.

     5.9  Assignment.  This Merger Agreement may not be assigned by any party
          ----------
hereto except with the prior written consent of the other parties hereto.

     5.10 Counterparts.  Any number of counterparts of this Merger Agreement may
          ------------
be signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

     5.11 Governing Law.  This Merger Agreement is made in and shall be
          -------------
construed and enforced in accordance with the laws of North Carolina.

     IN WITNESS WHEREOF, Centura Bank and Scotland Savings each has caused this Merger Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto as of the date first above written.

                                      CENTURA BANK

[CORPORATE SEAL]
                                      By:
                                         ----------------------------

                                         -------------------------

                                         -------------------------

ATTEST:

---------------------
       Secretary
-------
                                      SCOTLAND SAVINGS BANK, INC., SSB

[CORPORATE SEAL]
                                      By:
                                          --------------------------
                                          William C. Fitzgerald, III
                                          President and CEO

ATTEST:

---------------------
       Secretary
-------

     IN WITNESS WHEREOF, CENTURA BANKS, INC. and SCOTLAND BANCORP, INC. have caused this Merger Agreement to be executed on their respective behalves by their undersigned officers thereunto duly authorized for the purpose of approving this Merger Agreement in their respective capacities as the sole shareholders of Centura Bank and Scotland Savings.

                                      CENTURA BANKS, INC.

[CORPORATE SEAL]
                                      By:
                                         ----------------------------

                                         -------------------------

                                         -------------------------

ATTEST:

---------------------
       Secretary
-------
                                      SCOTLAND BANCORP, INC.

[CORPORATE SEAL]
                                      By:
                                          --------------------------
                                          William C. Fitzgerald, III
                                          President and CEO

ATTEST:

---------------------
       Secretary
-------

                                   EXHIBIT B


STATE OF NORTH CAROLINA
                                                           AGREEMENT AND PLAN OF
COUNTY OF NASH                                            HOLDING COMPANY MERGER


     THIS AGREEMENT AND PLAN OF HOLDING COMPANY MERGER (the "Merger Agreement"), is made and entered into as of the _______ day of ________, 199__, by and between CENTURA BANKS, INC., a North Carolina bank holding company having its principal office at Rocky Mount, North Carolina ("Centura"), and SCOTLAND BANCORP, INC., a North Carolina bank holding company having its principal office at Laurinburg, North Carolina ("Scotland").

                              W I T N E S S E T H:

     WHEREAS, Centura and Scotland have entered into an Agreement and Plan of Reorganization and Merger dated as of August 26, 1998 (the "Reorganization
                                      ---------
Agreement") whereby Scotland Acquisition Corporation ("Scotland Acquisition"), a wholly owned subsidiary of Centura, will be merged with and into Scotland (the "Acquisition") with Scotland as the surviving entity; and

     WHEREAS, the complete terms of the Acquisition are set forth in the Reorganization Agreement, the terms of which are incorporated herein by reference; and

     WHEREAS, the Reorganization Agreement contemplates that, after the Acquisition, Scotland will be merged with and into Centura (the "Merger"); and

     WHEREAS, the Reorganization Agreement also contemplates that, after the Acquisition, Scotland's wholly-owned savings bank subsidiary, Scotland Savings Bank, Inc., SSB ("Scotland Savings"), will be merged with and into Centura's wholly-owned banking corporation subsidiary, Centura Bank (the "Bank Merger"); and

     WHEREAS, the parties desire to enter into this Merger Agreement to provide for the Merger.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I.  PLAN OF MERGER

     1.1  Names of Merging Corporations.  The names of the entities proposed to
          -----------------------------
be merged are CENTURA BANKS, INC., a North Carolina bank holding company, and SCOTLAND BANCORP, INC., a North Carolina bank holding company.

     1.2  Nature of Transaction.  Subject to and in accordance with the
          ---------------------
provisions of this Plan of Merger, at the effective time of the transactions described herein (the "Effective Time") Scotland shall be merged into and with Centura pursuant to N.C. Gen. Stat. (S) 55-11-04.

     1.3  Effect of Merger; Surviving Corporation.  By reason of the Merger, at
          ---------------------------------------
the Effective Time and as provided in N.C.Gen. Stat. (S) 55-11-06, the separate corporate existence of Scotland shall cease and all of its outstanding shares shall be canceled, while the corporate existence of Centura as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. The duration of the corporate existence of Centura as the surviving corporation shall be perpetual and unlimited.

     1.4  Assets and Liabilities of Centura and Scotland. By reason of the
          ----------------------------------------------
Merger, at the Effective Time and in accordance with N.C.Gen.Stat. (S) 55-11-06, all of Scotland's property, assets and rights of every kind and character (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and all and every other interest of or belonging to or due to Scotland, whether tangible or intangible) shall be transferred to and vest in Centura, and Centura shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Scotland, all without any conveyance, assignment or further act or deed; and, Centura shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of Scotland as of the Effective Time.

     1.5  Cancellation of the Shares.  At the Effective Time all rights of the
          --------------------------
sole shareholder of Scotland with respect to the outstanding shares of Scotland's common stock shall cease to exist and the shares shall be canceled. No cash or shares or other securities or obligations will be distributed upon cancellation of the shares.

     1.6  Articles, Bylaws and Management.  The Articles of Incorporation and
          -------------------------------
Bylaws of Centura in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Centura as the surviving corporation. The officers and directors of Centura in office at the Effective Time shall serve in the same capacities as the officers and directors of Centura as the surviving entity in the Merger until removed as provided by law or until the election or appointment of their respective successors.

                 ARTICLE II.  CLOSING; EFFECTIVE TIME OF MERGER

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the principal office of Centura in Rocky Mount, North Carolina, or at such other place as the parties shall designate, on the same date and immediately following, the closing of the Acquisition (the "Closing Date"). At the Closing, Centura and Scotland shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under North Carolina law) as are required herein and as otherwise shall be required by law to consummate the Merger and cause it to become effective.

     Subject to the terms and conditions set forth herein (including without limitation the receipt of all required approvals of governmental and regulatory authorities), the Merger shall become effective on the date and at the time specified in Articles of Merger filed with the North Carolina Secretary of State in accordance with law; provided, however, that the Effective Time shall in no event be more than ten days following the Closing Date.

                      ARTICLE III.  CONDITIONS TO CLOSING

     The Closing and the obligations of Centura and Scotland to consummate the Merger are conditioned upon fulfillment of each of the following conditions:

     3.1  Regulatory Approvals.  Centura and Scotland shall have received all
          --------------------
approvals of banking regulators required in order (i) to consummate the Acquisition, (ii) to consummate the Merger, (iii) to consummate the Bank Merger, and (iv) for Centura Bank to establish branch offices at the location of Scotland Savings' current banking offices.

     3.2  Expiration of Waiting Periods.  All required waiting periods following
          -----------------------------
receipt of required regulatory approvals shall have expired.

     3.3  Satisfaction of Conditions to Acquisition.  All other conditions to
          -----------------------------------------
consummation of the Acquisition as specified in the Reorganization Agreement shall have been satisfied or effectively waived by the party for whose benefit such condition is provided.

     3.4  Consummation of Acquisition.  Centura, Scotland, and Scotland
          ---------------------------
Acquisition shall have consummated the Acquisition in accordance with the terms of the Reorganization Agreement.

                            ARTICLE IV.  TERMINATION

     4.1  Methods of Termination.  This Agreement may be terminated at any time
          ----------------------
prior to the Effective Date under the same conditions and in the same manner as is provided in the Reorganization Agreement for its termination.

     4.2  Effect of Termination.  In the event this Agreement shall be
          ---------------------
terminated pursuant to Section 4.1 hereof, written notice thereof shall be given by the terminating party to the other party. In such event, each party will take such actions as may be necessary to restore the status of the parties as existed before the date of this Merger Agreement, which actions shall be limited to the return of contracts, documents and other written instruments as may have been exchanged by the parties and which may be deemed confidential and not of a public nature. The parties will keep all such contracts, documents, written instruments and all such information exchanged, oral or written, in strict confidence and agree not to use such confidential information to unfair advantage, in competition or otherwise.

                      ARTICLE V.  MISCELLANEOUS PROVISIONS

     5.1  Waiver.  Any term or condition of this Merger Agreement may be waived
          ------
(except as to matters of regulatory approvals and approvals required by law), either in whole or in part, at any time by the party which is entitled to the benefits thereof; provided, that no waiver of any term or condition of this Merger Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same or any other term or condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

     5.2  Amendment.  This Merger Agreement may be amended, modified or
          ---------
supplemented at any time or from time to time prior to the Effective Time, by an agreement in writing signed by an authorized officer of each of Centura and Scotland.

     5.3  Inconsistencies with Reorganization Agreement.  In the case of any
          ---------------------------------------------
inconsistencies or conflicts between the language of this Merger Agreement and that of the Reorganization Agreement, the Reorganization Agreement shall control.

     5.4  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be deemed to have been duly given if delivered personally or by courier or facsimile, or mailed by certified mail, return receipt required, postage prepaid, and addressed as follows:

If to Scotland, to:                           With a copy to:

     Scotland Bancorp, Inc.                   Edward C. Winslow III, Esq.
     505 South Main Street                    Brooks, Pierce, McLendon, Humphrey
     Laurinburg, North Carolina 28352           & Leonard, L.L.P.
     Attention:  William C. Fitzgerald, III   Suite 2000, 230 N. Elm Street
                 President                    Greensboro, North Carolina 27401

If to Centura, to:                            With copy to:

     Centura Banks, Inc.                      Joseph A. Smith
     Post Office Box 1220                     General Counsel
     Rocky Mount, North Carolina 27802        Centura Banks, Inc.
     Attention: Steven J. Goldstein           Post Office Box 1220
                Chief Financial Officer       Rocky Mount, North
                and General Counsel           Carolina 27802

     5.5  Further Assurances.  Centura and Scotland each agree to furnish to the
          ------------------
other such further assurances with respect to the matters contemplated herein as such other party may reasonably request.

     5.6  Headings and Captions.  Headings and captions of the sections and
          ---------------------
paragraphs of this Merger Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

     5.7  Entire Agreement.  This Merger Agreement (together with the
          ----------------
Reorganization Agreement incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein.

     5.8  Severability of Provisions.  The invalidity or unenforceability of any
          --------------------------
term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part thereof.

     5.9  Assignment.  This Merger Agreement may not be assigned by any party
          ----------
hereto except with the prior written consent of the other parties hereto.

     5.10 Counterparts.  Any number of counterparts of this Merger Agreement may
          ------------
be signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

     5.11 Governing Law.  This Merger Agreement is made in and shall be
          -------------
construed and enforced in accordance with the laws of North Carolina.

     IN WITNESS WHEREOF, Centura and Scotland each has caused this Merger Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto as of the date first above written.

                                       CENTURA BANKS, INC.

[CORPORATE SEAL]
                                       By:
                                          --------------------------------------

                                          --------------------------------------
ATTEST:


---------------------
         Secretary
--------


                                       SCOTLAND BANCORP, INC.

[CORPORATE SEAL]
                                       By:
                                          --------------------------------------
ATTEST:                                         William C. Fitzgerald, III
                                                President and CEO

---------------------
         Secretary
--------

                                   EXHIBIT C


                       AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT to that Employment Agreement dated March 29, 1996, between Scotland Savings Bank, Inc., SSB and William C. Fitzgerald, III (the Officer), and joined in by Scotland Bancorp, Inc., is entered into by the foregoing parties and by Centura Banks, Inc., on the 26th day of August, 1998.
                                           ----        ------  ----

     WHEREAS, the Employment Agreement (the Agreement) provides that in the event of a Change in Control as defined in the Agreement, the acquirer shall be bound by the terms of the Agreement subject to certain provisions for adjustments contained in the Agreement;

     WHEREAS, Centura Banks, Inc. (Centura) has agreed to acquire Scotland Bancorp Inc. (Scotland) and Scotland Savings Bank, Inc., SSB (SSB) in a transaction that will constitute a Change in Control as provided in the Agreement;

     WHEREAS, the parties wish to provide for the Agreement to continue in full force and effect except as modified in this Addendum; and

     WHEREAS, the parties wish to clarify the Agreement and in some instances amend it as set forth herein to be effective only at such time as Centura consummates its acquisition of Scotland;

     NOW THEREFORE, the undersigned parties hereby agree as follows,

     1. Amendment Only Effective Upon Acquisition. This Amendment shall become effective only when Centura consummates its acquisition of Scotland. If the agreement between Centura and Scotland is terminated, then this Amendment shall be terminated also.

     2. Agreement Shall Continue. The Agreement shall continue in full force and effect, except as otherwise provided herein.

     3. Restated Agreement. The Agreement is amended and restated to read in its entirety as follows:

                                     ****

          1.  Employment.   SSB or its successor (hereinafter "the Bank") and
     Centura hereby agree to employ the Officer and the Officer hereby agrees to accept employment upon the terms and conditions stated herein, as an officer of the Bank. The Officer shall render such administrative and management services to the Bank as are customarily performed by persons situated in a similar executive capacity. The Officer shall promote the business of the Bank and perform such other duties as shall, from time to time, be reasonably prescribed by the Bank. The Officer shall not be transferred to a location outside Scotland County, North Carolina or assigned duties outside Scotland County, without the Officer's written consent.

          2. Compensation. The Bank or Centura shall pay the Officer $418,752.00, which shall be paid in cash in equal monthly installments during the term of this Agreement.

          3. Annual Bonus. The Officer shall participate in Centura's Economic Value Added Bonus Program with a maximum annual benefit of $13,018.00 during the three-year period following the effective time of Centura's acquisition of Scotland.

          4. Term. The term of employment under this Agreement shall be for the period commencing at the effective time of Centura's acquisition of Scotland and ending that number of months, not less than 36, that is necessary to provide that the Officer shall have served the Bank (including predecessors and successors) for ten calendar years.

          5. Retirement, Employee Benefit Plans, Fringe Benefits. The Officer will receive benefits as follows during the term described in Section 4 above:

              (a) Life insurance will be provided pursuant to Centura's flex credit program. The Officer will receive flex credits sufficient to purchase coverage equal to 2 1/2 times base salary. For purposes of this Agreement, base salary shall be equal to 12 times the monthly installment determined pursuant to Section 2 above.

              (b) The Officer will participate in medical and hospitalization insurance and benefits and plans, and disability insurance and benefits and plans on the same terms as all Centura employees.

              (c) The Bank or Centura will pay the Officer's regular month dues for the Officer's membership in the Scotch Meadows Country Club and the Laurinburg Rotary Club for three calendar years following the effective time of Centura's acquisition of Scotland.

              (d) The Bank will transfer title to the Officer of the automobile currently provided for his use by SSB, provided that that book value of such automobile does not exceed $6,000.

              (e) Centura will provide to the Officer the same benefits as are provided to other Centura officers and employees of the same rank regarding vacation, sick leave and reimbursement of expenses.

          6. Loyalty. The Officer shall devote sufficient efforts and business time to the performance of his duties and responsibilities under this Agreement to ensure that such duties are faithfully and timely performed.

          The Officer agrees that he will hold in confidence all knowledge or information of a confidential nature with respect to the respective businesses of the Bank and Centura, if any, received by him during the term of this Agreement and will not disclose or make use of such information, except in the ordinary course of his duties under this Agreement, without the prior written consent of the Bank or Centura.

          7. Standards. The Officer shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Bank. The Bank will provide the Officer with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

          8.  Termination and Termination Pay.

              (a) The Officer's employment under this Agreement shall be terminated upon the death of the Officer during the term of this Agreement, in which event, the Officer's estate shall be entitled to receive the compensation due the Officer through the last day of the calendar month in which his death shall have occurred and for a period of one month thereafter.

              (b) The Officer's employment under this Agreement may be terminated at any time by the Officer upon sixty (60) days' written notice to the Board of Directors. Upon such termination, the Officer shall be entitled to receive compensation through the effective date of such termination.

              (c) The Bank may terminate the Officer's employment at any time, but any termination by the Bank, other than termination for cause, shall not prejudice the Officer's right to compensation or other benefits under this Agreement for the remaining period which would have been covered by this Agreement if such termination had not occurred. The Officer shall have no right to receive compensation or other benefits for any period after termination for "cause." Termination for "cause" shall include termination because of the Officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provisions of this Agreement.

          9.  Additional Regulatory Requirements.

              (a) If the Officer is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (i) pay the Officer all of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

              (b) If the Officer is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

              (c) If the Bank is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act (12 U.S.C. (S) 1818(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

              (d) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Bank, (i) by the Federal Deposit Insurance Corporation (the "Corporation"), at the time the Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act (12 U.S.C. (S) 1818(c)); or (ii) by the North Carolina Commissioner of Banks ("the Commissioner"), at the time the Commissioner approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Commissioner to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

          10. Disputes.

          In the event any dispute shall arise between the Officer and the Bank or Centura as to the terms or interpretation of this Agreement whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Agreement or in defending against any action taken by the Bank or Centura, the Bank or Centura shall reimburse the Officer for all costs and expenses incurred in such proceedings or actions, including attorney's fees, in the event the Officer prevails in any such action.

          11. Successors and Assigns.

              (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Centura which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of Centura or the Bank.

              (b) Since the Bank is contracting for the unique and personal skills of the Officer, the Officer shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

          12. Modification; Waiver; Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Officer and on behalf of the Bank. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

          13. Applicable Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to apply.

          14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              SCOTLAND SAVINGS BANK, INC., SSB


                              By:
                                 ----------------------------------------
                                    Chairman of the Board:


                              SCOTLAND BANCORP, INC.



                              By:
                                 ----------------------------------------
                                    Chairman of the Board



                              CENTURA BANKS, INC.



                              By:
                                 ----------------------------------------
                                    Authorized Officer


                                                                   (SEAL)
                              -------------------------------------
                                       William C. Fitzgerald, III

                                   EXHIBIT D

                  Opinion of Scotland Bancorp, Inc.'s Counsel
                  -------------------------------------------


                                _________, 1998



Board of Directors
Centura Banks, Inc.
134 North Church Street
Rocky Mount, North Carolina 27804

     Re: Agreement and Plan of Reorganization between Centura Banks, Inc. and Scotland Bancorp, Inc.

Gentlemen:

     We have served as special counsel to Scotland Bancorp, Inc. (the "Company"), a North Carolina corporation, and Scotland Savings Bank, Inc., SSB (the "Bank"), in connection with the transactions described in that certain Agreement and Plan of Reorganization and Merger dated _____________ (the "Agreement" including the Agreement and Plan of Bank Merger and the Agreement and Plan of Corporate Merger referenced therein), by and between the Company and Centura Banks, Inc. ("Centura"). These opinions are delivered to you pursuant to Section 12.05 of the Agreement. Terms used herein which are defined in the Agreement shall have the respective meanings set forth in the Agreement, unless otherwise defined herein.

     In giving the opinions set forth below, we have relied upon certifications and letters provided to us by government officials. As to matters of fact set forth below, and matters of fact which form the basis for any opinion set forth below, we have relied upon (i) certificates presented at the closing or otherwise and the statements of officers, employees, and independent accountants of the Company and the Bank or of Centura and Centura Bank, (ii) the representations and warranties set forth in the Agreement, and (iii) the state and federal governmental approvals of the transactions contemplated in the Agreement which have been obtained by the Company, the Bank, Centura and Centura Bank. We have not attempted to independently verify any factual matters in connection with the giving of the opinions set forth below.

     In giving the opinions set forth below, we have made the following assumptions regarding facts that we do not know to be true:

               a. Centura is duly incorporated, validly existing and in good standing under the laws of the State of North Carolina and all other applicable laws to which it is subject. Centura Bank has been duly organized, is validly existing and in good standing under the laws of the State of North Carolina and all other applicable laws

Centura Banks, Inc.
_____________, 1998
Page 2

          to which it is subject. Scotland Acquisition Corporation ("Acquisition") has been duly organized and is validly existing and in good standing under the laws of the State of North Carolina and all other applicable laws to which it is subject. Each of Centura, Centura Bank and Acquisition has full power and authority to consummate the Merger, the Bank Merger and the Corporate Merger and other transactions as set forth in the Agreement. All transactions described in the Agreement, and all acts required in connection therewith, have been duly authorized by all necessary corporate action on the part of each of Centura, Centura Bank and Acquisition. All documents and instruments executed by each of Centura, Centura Bank and Acquisition in connection therewith have been duly executed and delivered on behalf of, and are binding and enforceable against, each of them.

               b. Other than persons executing documents on behalf of the Company and the Bank, the signatures of all persons signing any document or instrument delivered in connection with the consummation of the Merger, the Bank Merger and the Corporate Merger are genuine, and all such persons executing such documents, have been duly authorized to execute and deliver such documents and instruments.

               c. All natural persons executing any document or instrument delivered in connection with the consummation of the Merger, the Bank Merger and the Corporate Merger have legal competency to do so.

               d. All documents submitted to us as originals are authentic and all documents submitted to us as certified or photostatic copies conform to the original documents, which are themselves authentic.

               e. No event will take place subsequent to the date hereof which would cause any act taken in connection with the Merger, the Bank Merger and the Corporate Merger to fail to comply with any law, rule, regulation, order, judgment, decree or duty.

               f. Each of Centura, Centura Bank and Acquisition has complied or will comply with all conditions of all regulatory approvals respecting the Merger, the Bank Merger and the Corporate Merger and the other transactions contemplated in the Agreement.

Centura Banks, Inc.
_____________, 1998
Page 3

               g. The minutes of the meetings of the Boards of Directors of the Company and the Bank accurately reflect the actions taken at those meetings and the meetings were duly called and a quorum was present in each case.

               h. Any certificate, representation, telegram, or other document on which we have relied that was given or dated on or prior to the date hereof continues to remain accurate, insofar as relevant to such opinions from such earlier date through and including the date of this letter.

               i. All certificates of public officials have been properly given and are accurate and complete.

               j. There has been no mutual mistake of fact, fraud, duress or undue influence in connection with the Agreement or the transactions described therein, and the conduct of the parties to the Agreement has complied with any requirement of good faith, fair dealing and conscionability. Each party to the Agreement has acted without notice of any defense against the enforcement of any rights created thereby; and there are no agreements or understanding, or any usage of trade or course of dealing, among the parties that, in either case, would define, supplement or qualify the terms of the Agreement.

     On the basis of such assumptions, and subject to the qualifications as set forth herein, we are of the opinion that, except as described in the Proxy Statement or the Agreement or as Previously Disclosed to Centura by the Company and the Bank:

     1. The Company and the Bank are duly organized and incorporated (as a business corporation and a state-chartered savings bank, respectively) and, based solely on written certifications of the North Carolina Secretary of State and the North Carolina Administrator dated __________, 1998, _________, 1998 and ________, 1998, respectively, are validly existing and in good standing under the laws of North Carolina.

     2. In all respects material to its business, each of the Company and the Bank has all requisite corporate power and authority to enter into and carry out the provisions of the Agreement (subject to receipt of all required shareholder and regulatory approvals), and to conduct its business as now conducted, to own and operate its property and assets, and to lease properties used in its business. Neither the Company nor the Bank is in violation of its Articles of Incorporation or Bylaws, or, to our Actual Knowledge, in default with respect to any order, writ, injunction, or decree of any court or in default under any order, license, regulation or demand of any governmental

Centura Banks, Inc.
_____________, 1998
Page 4

agency, any of which violations or defaults would materially and adversely affect the businesses or properties of the Company and the Bank taken as a whole.

     3. The execution, delivery and performance by the Company and the Bank of the Agreement, and the consummation by the Company and the Bank of the transactions contemplated thereby, have been authorized by the Boards of Directors of the Company and the Bank in accordance with their respective Bylaws. Subject to the receipt of all required shareholder and regulatory approvals, the Agreement constitutes, and the Agreement and Plan of Bank Merger and Agreement and Plan of Corporate Merger will constitute upon execution and delivery by all parties thereto, valid and binding obligations of the Company and the Bank, enforceable against them in accordance with their respective terms, subject, as to enforceability as set forth below.

     4. Neither the execution and delivery of the Agreement, the consummation of the transactions contemplated thereby, nor compliance by the Company and the Bank with any of the provisions thereof will (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of the Company or the Bank; (ii) to our Actual Knowledge, conflict with, or constitute or result in a material breach of, or constitute a default under any material agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or (assuming receipt of the approvals referred to in Section ____ of the Agreement and the approval of the shareholders of the Company) violate in any material respect any existing statute or regulation of any government or agency to which the Company or the Bank is subject, or be reasonably likely to materially impair consummation of the transaction contemplated by the Agreement; or (iii) to our Actual Knowledge, violate any judgment, order, ruling or decree of any court or other agency or any government applicable to the Company or the Bank and, it being understood that our opinion contained in this Paragraph 4 is limited to conflicts, breaches, defaults or violations which would materially and adversely affect any of the Company's or the Bank's business or properties or would prevent or be reasonably likely to materially impair consummation of the Merger or have a material adverse effect upon the business operations of the Company or the Bank taken as a whole.

     5. To our Actual Knowledge, no action, suit, investigation or proceeding is pending or threatened against the Company or the Bank before any court or governmental agent, domestic or foreign. To our Actual Knowledge, there is (a) no action, suit, investigation, or proceeding brought by the Company or the Bank (other than suits to collect on extensions of credit) which seeks damages in excess of $50,000, and (b) there is no litigation, proceeding, or governmental investigation pending or threatened against the Company or the Bank relating to any of the transactions contemplated by the Agreement.

Centura Banks, Inc.
_____________, 1998
Page 5

     6. All regulatory approvals required to be obtained by the Company and the Bank in connection with the Merger, the Bank Merger and the Corporate Merger have been received and all applicable waiting periods with respect to such approvals have expired without adverse action.

     7. Based solely on the certificate of the Inspector of Voting appointed to tabulate and certify the votes of the shareholders of the Company at their meeting on _______________, 1998, the shareholders of the Company have approved the Agreement and the consummation of the transactions contemplated thereby.

     All the opinions set forth in this letter are expressly limited and qualified as follows:

     1. The opinions expressed herein are limited to matters of North Carolina law and the laws of the United States of America. No opinion is expressed as to any issue which is governed by the laws of any other jurisdiction or to the effect of any such laws on the matters dealt with in this opinion letter.

     2. As used in this opinion, the phrase "Actual Knowledge" means the actual conscious awareness of information by the following members of our firm:
        Edward C. Winslow, Jean C. Brooks, or __________________, constituting the attorneys in our firm who have given substantive attention to the transactions contemplated by the Agreement. Except to the extent expressly stated herein, we have not undertaken any independent investigation or inquiry to determine the existence or absence of any facts, and no inference as to our knowledge of the existence or absence of facts should be drawn from the fact of our representation of the Company and the Bank.

     3. Our opinions are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated.

     4. We express no opinion with respect to compliance by the Company and the Bank with Environmental Laws or with any other federal, state or local law, rule, regulation, ordinance, order or decree relating to hazardous substances, hazardous wastes, hazardous materials or the protection of the environment, or with respect to any applicable pollution control or environmental contamination statute, law or regulation.

     5. The enforceability of all or various provisions of the Agreement may be limited by (A) the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or similar laws from time to time in effect

Centura Banks, Inc.
_____________, 1998
Page 6

        relating to or limiting the enforcement of creditors' rights generally,
        (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, (C) general principles of equity and applicable law or court decisions limiting the availability of specific performance, injunctive relief and other equitable remedies (including the enforceability of indemnification provisions, regardless of whether such enforceability is considered in a proceeding in equity or at law), (D) federal and/or state bank holding company, commercial bank, savings bank and deposit insurance laws and regulations and the application of principles of public policy underlying such laws and regulations, and (E) limitations on indemnification rights imposed under various securities laws.

     6. Our opinions are being furnished to you pursuant to Section 12.05 of the Agreement and are solely for your benefit. No other person shall be entitled to rely on such opinions, and you are not entitled to rely on such opinions in any other context or for any other purpose. No copy of this letter or our opinions herein may be delivered to any other person without our prior written consent.

     7. This letter is limited to matters in existence as of the date hereof, and we undertake no responsibility to revise or supplement this letter to reflect any change in the law or facts.

     8. We have acted as special counsel to the Company and the Bank in the transactions described in the Agreement and this letter is given solely in our capacity as special counsel to the Company and the Bank. We have not acted as counsel to Centura, Centura Bank, Acquisition or any of Centura's other subsidiaries. As a result, no opinion is expressed herein as to any matter relating to Centura or any of its subsidiaries, and not to the Company or the Bank.

                              Very truly yours,

                              BROOKS, PIERCE, McLENDON,
                                HUMPHREY & LEONARD, L.L.P.



                              By:
                                  --------------------------------
                                    Edward C. Winslow III, Partner

                                   EXHIBIT E



                               ___________, 1998



                                                                  (336) 271-3171


The Board of Directors
Centura Banks, Inc.
134 North Church Street
Rocky Mount, North Carolina 27804

Gentlemen:

     We have acted as special counsel to Scotland Bancorp, Inc. (the "Company"), a North Carolina corporation, and Scotland Savings Bank, Inc., SSB (the "Bank"), a North Carolina-chartered savings bank and the wholly-owned subsidiary of the Company, in connection with the transactions described in that certain Agreement and Plan of Reorganization and Merged dated August __, 1998 (the "Agreement" including the Agreement and Plan of Bank Merger and the Agreement and Plan of Corporate Merger referenced therein), by and between the Company and Centura
Banks, Inc. ("Centura").   Pursuant to and in accordance with the terms and
conditions of the Agreement, the Agreement and Plan of Bank Merger and the Agreement and Plan of Corporate Merger, Scotland Acquisition Corporation, a wholly-owned subsidiary of Centura, is proposed to be merged into and with the Company, the Bank is proposed to be merged into and with Centura Bank and the Company is proposed to be merged into and with Centura, respectively (such transactions are referred to herein as the "Mergers") and pursuant to and in accordance with the terms and conditions of the Agreement, each of the outstanding shares of the Company's common stock will be converted into the right to receive a cash payment from Centura of $11.75. This letter is delivered in connection with the consummation and closing of the Mergers and other transactions described in the Agreement (the "Closing"). Capitalized terms appearing herein and not otherwise defined are used as defined in the Agreement. In connection herewith, we have taken such actions and examined, reviewed and relied upon such documents as are described in our opinion letter to you of even date herewith.

The Board of Directors
__________________, 1998
Page 2



     While we cannot opine as to factual matters, we have participated, in the course of serving as special counsel to the Company and the Bank, in discussions and conferences with certain officers and other representatives of the Company and the Bank, representatives of the independent accounts of the Company and the Bank, and your representatives and counsel, at which times the contents of the Proxy Statement were discussed and drafts of the document were reviewed and revised.

     We can advise you that, although we have not independently investigated or verified the accuracy and completeness of all of the information included in the Proxy Statement, we have obtained no actual knowledge in the course of our review of the Proxy Statement and participation in the discussions in connection with the preparation of that document or otherwise which has led us to believe that the Proxy Statement, at the time it was distributed to the Company's stockholders, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. We express no view or belief as to any financial statements, notes to financial statements, financial tables and other financial and statistical data contained in the Proxy Statement.

     This letter does not address any matters other than those expressly addressed herein. It is given solely for your benefit. No one else is entitled to rely upon this letter. This letter speaks only as of the date hereof, and we undertake no responsibility to update or supplement it after such date.

                                    Sincerely yours,

                                    BROOKS, PIERCE, McLENDON,
                                       HUMPHREY & LEONARD, L.L.P.



                                    By:
                                       ------------------------
                                         Edward C. Winslow III


ECWIII/clv

                                   EXHIBIT F

                      Opinion of Centura's General Counsel
                      ------------------------------------

                              _____________, 1998



Board of Directors
Scotland Bancorp, Inc.
505 South Main Street
Laurinburg, North Carolina 28352

     Re: Agreement and Plan of Reorganization by and between Centura Banks, Inc. and Scotland Bancorp, Inc.

Gentlemen:

     You have requested my opinion as General Counsel to Centura Banks, Inc. ("Centura") as to certain matters in connection with the acquisition by Centura of Scotland Bancorp, Inc. ("Scotland") pursuant to an Agreement and Plan of Reorganization and Merger, dated as of ____________, 1998 (the "Agreement" including the Agreement and Plan of Bank Merger and the Agreement and Plan of Holding Company Merger), by and between Centura and Scotland. This letter is provided to you pursuant to Section 12.08 of the Agreement. Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Agreement.

     In rendering the opinions set forth below, I have examined the Agreement and the Exhibits and Schedules attached thereto. I also have examined the Articles of Incorporation of Centura, as amended, and Bylaws of Centura as currently in effect, the minutes of the Centura Board of Directors meeting(s) held on ________________________, and such other corporate records and documents and certifications of government officials, and I have made such investigations of law, as I have deemed appropriate for the purposes of the opinions set forth below.

     In rendering these opinions, I have assumed without independent verification:

          (a) The genuineness of all signatures (other than the signatures of persons executing documents on behalf of Centura and Centura Bank), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photostatic copies;

          (b) That the Agreement constitutes the valid, legal and binding obligations of Scotland enforceable against it in accordance with their terms; and

Scotland Bancorp, Inc.
______________, 1998
Page 2

          (c) That Scotland has complied and will comply with all conditions of all regulatory approvals respecting the Merger, the Bank Merger and Corporate Merger and the other transactions contemplated by the Agreement.

     Based upon, and subject to, the foregoing and to the additional qualifications set forth herein, I am of the opinion that:

          (i) All regulatory approvals required to be obtained by Centura or Centura Bank in connection with the Merger, Bank Merger and Corporate Merger have been received and all applicable waiting periods have expired without adverse action.

          (ii) Centura is a corporation duly incorporated and is validly existing and in good standing under the laws of the State of North Carolina. Centura is a bank holding company duly registered pursuant to the BHC Act and the North Carolina Bank Holding Company Act of 1984, and it has all requisite corporate power and authority to enter into and carry out the provisions of the Agreement. Centura is not in violation of its Articles of Incorporation or Bylaws, or in default with respect to any order, writ, injunction, or decree of any court, or in default under any order, license, regulation, or demand of any governmental agency, it being understood that the foregoing opinion is limited to violations or defaults which would materially and adversely affect any of Centura's businesses, properties, financial position, or results of operations taken as a whole or would prevent or be reasonably likely to materially impair consummation of the transactions contemplated by the Agreement. In all respects material to the business of Centura taken as a whole, Centura has all requisite corporate power and authority to conduct its business as now conducted, and to own and operate and lease the properties and assets used in such business.

          (iii) Centura Bank is a bank corporation duly incorporated and, based solely on a written certificate of corporate existence of the North Carolina Secretary of State dated __________, 1998, is validly existing and in good standing under the laws of the State of North Carolina, all of the capital stock of which is held of record by Centura and is free of any liens, claims, or assessments thereagainst (subject to the right of assessment permitted pursuant to Section 53-42 of the North Carolina General Statutes). Centura Bank is not in violation of its Articles of Incorporation or Bylaws, or in default with respect to any order, writ, injunction, or decree of any court, or in default under any order, license, regulation, or demand of any governmental agency, it being understood that the foregoing opinion is limited to violations or defaults which would materially and adversely affect the businesses, properties, financial position, or results of operation of Centura and Centura Bank taken as a whole or would prevent or be reasonably likely to materially impair consummation of the

Scotland Bancorp, Inc.
______________, 1998
Page 3


     transactions contemplated by the Agreement. In all respects material to the business of Centura Bank taken as a whole, Centura Bank has all requisite corporate power and authority to conduct its business as now conducted, and to own and operate and lease the properties and assets used in such business.

          (iv) Subject to the receipt of regulatory approvals, the Agreement constitutes, and the Agreement and Plan of Bank Merger and the Agreement and Plan of Corporate Merger will constitute upon execution and delivery of by all parties thereto valid and binding obligations of Centura and Centura Bank, as applicable, and, will be enforceable against them in accordance with the terms of such documents, except as limited by applicable bankruptcy, insolvency, arrangement, fraudulent conveyance, reorganization, moratorium, or other similar laws affecting creditors' rights generally, except that the availability of equitable remedies (including, without limitation, specific performance, injunctive relief, and other equitable remedies) is within the discretion of the appropriate court (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that limitations on indemnification rights may be imposed under various securities laws. The execution, delivery, and performance of the Agreement and the transactions contemplated thereby have been duly authorized by the Boards of Directors of Centura and Centura Bank, as applicable.

          (v) None of the execution or the delivery of the Agreement, the consummation of the transactions contemplated thereby, or compliance by Centura or Centura Bank with any of the provisions thereof, will conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Centura or Centura Bank, as applicable. None of such execution, delivery, consummation, or compliance will conflict with, or result in a material breach of the terms, conditions, or provisions of, or constitute a default under (i) any material agreement or instrument under which Centura or Centura Bank is obligated, or (ii) (assuming receipt of the approvals referred to in Section 12.02 of the Agreement) violate in any material respect any existing statute or regulation of any governmental agency to which Centura or Centura Bank is subject, it being understood that the foregoing opinion is limited to conflicts, breaches, defaults or violations which would prevent or be reasonably likely to materially impair consummation of the transactions contemplated by the Agreement or have a material adverse effect on the business or operations of Centura or Centura Bank.

          (vi) Except as Previously Disclosed, there are no actions, suits, investigations, or proceedings pending or threatened against Centura or Centura Bank before any court or governmental agency, domestic or foreign, which, if decided against Centura or Centura

Scotland Bancorp, Inc.
______________, 1998
Page 4


     Bank, will have a material adverse effect on the financial condition of Centura on a consolidated basis or would prevent or be reasonably likely to materially impair consummation of the transactions contemplated by the Agreement, and there is no litigation, proceeding, or governmental investigation pending or threatened against Centura or Centura Bank relating to any of the transactions contemplated by the Agreement.

     These opinions are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated.

     The opinions expressed herein are as of the date hereof only, and I assume no undertaking to supplement such opinions if facts and circumstances come to my attention or changes in law occur after the date hereof which could affect such opinions. This letter does not express any opinions as to the laws of any jurisdiction other than the laws of the State of North Carolina and the federal laws of the United States. These opinions are rendered solely for your benefit and may not be relied upon by any other person without Centura's express written consent. No copy of this letter or my opinions herein may be delivered to any other person without Centura's prior consent.

                              Yours very truly,



                              By:
                                  -------------------------------------
                                  Joseph A. Smith, Jr., General Counsel

                          [FORM OF FAIRNESS OPINION]


Board of Directors
Scotland Bancorp
505 South Main Street
Laurinburg, North Carolina  28353

Members of the Board:

            You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of common stock (the "Scotland Common Stock") of Scotland Bancorp, Inc. ("Scotland") of the consideration to be received by such shareholders in a merger (the "Merger") of Scotland with Centura Banks, Inc. ("Centura"), pursuant to the Agreement and Plan of Reorganization and Merger dated August 18, 1998 (the "Agreement"). Unless otherwise noted, all terms used herein will have the same meaning as defined in the Agreement.

            As more specifically set forth in the Agreement, and subject to a number of conditions and procedures described in the Agreement, in the Merger each of the issued and outstanding shares of Scotland Common Stock shall be exchanged for $11.75 of cash. All unexercised options for the right to purchase shares of Scotland Common Stock will be exchanged for $1.25.

            Trident Financial Corporation ("Trident") is a financial consulting and investment banking firm experienced in the valuation of business enterprises with considerable experience in the valuation of thrift institutions. In the past, Trident and its affiliates have provided financial advisory services for Scotland and have received fees for the rendering of these services. In addition, in the ordinary course of our business we may actively trade the securities of Scotland for our own account and for the accounts of our customers and, accordingly, may at any one time hold a long or short position in such securities. Trident is not affiliated with Scotland or Centura.

            In connection with rendering our opinion, we have reviewed and analyzed, among other things, the following: (i) the Agreement; (ii) certain publicly available information concerning Scotland, including the audited financial statements for each year in the three year period ended September 30, 1998; (iii) certain other internal information, primarily financial in nature, concerning the business and operations of Scotland (including previous merger inquiries) furnished to us by Scotland for purposes of our analysis; (iv) information with respect to the trading market for Scotland Common Stock; (v) certain publicly available information with respect to other companies that we believe to be comparable to Scotland and the trading markets for such other companies= securities; and (vi) certain publicly available information concerning the nature and terms of other transactions that we believe relevant to our inquiry. We met with certain officers and employees of Scotland to discuss the foregoing. We have also taken into account our assessment of general economic, market, financial and regulatory conditions and trends, as well as our knowledge of the thrift industry, experience in connection with similar transactions and general knowledge of securities valuation.

Board of Directors
December __, 1998
Page 2



            In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available. We have not attempted independently to verify any such information. We have not conducted a physical inspection of the properties or facilities of Scotland, nor have we made or obtained any independent evaluations or appraisals of any such properties or facilities. We did not specifically evaluate Scotland's loan portfolio or the adequacy of reserves for possible loan losses.

            Based upon and subject to the foregoing, we are of the opinion that the consideration to be received by the holders of Scotland Common Stock in the Merger is fair, as of the date hereof, from a financial point of view, to such holders. The standard employed by us in reaching our judgment as to fairness of such consideration from a financial point of view was whether our estimation of the economic value of such consideration is within the range of estimated economic values within which companies having the characteristics of Scotland and Centura might negotiate a merger transaction at arm's length and not whether such consideration is at or approaching the higher end of such range.

            Our opinion necessarily is based upon conditions as they exist and can be evaluated on the date hereof and does not address Scotland's underlying business decision to effect the Merger. Finally, our opinion does not constitute a recommendation to any stockholder of Scotland as to how such stockholder should vote at the stockholders' meeting held in connection with the Merger.

Board of Directors
December __, 1998
Page 3



            This opinion is being delivered to the Board of Directors of Scotland and may not be summarized, excerpted from, reproduced, disseminated or delivered to any third party without the express written consent of Trident. We consent to the reproduction of this opinion in the special meeting proxy materials to be mailed to the holders of Scotland Common Stock. Our opinion is as of the date set forth above, and events or circumstances occurring after this date may adversely impact the validity of the bases of our opinion and/or such opinion. This opinion will be updated prior to issuing the Proxy Statement in connection with the Merger.

                                       Very truly yours,

                                       TRIDENT FINANCIAL CORPORATION

[X] PLEASE MARK VOTES          REVOCABLE PROXY
    AS IN THIS EXAMPLE      SCOTLAND BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 28, 1999
                                  4:00 P.M.

  The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Scotland Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the office of the Company, 505 South Main Street, Laurinburg, North Carolina, on January 28, 1999, at 4:00 p.m. and at any and all adjournments thereof, as follows:

1. The approval of the Agreement and Plan of Reorganization and Merger dated August 26, 1998, between Centura Banks, Inc. and Scotland Bancorp, Inc.

                      For     Withhold        Abstain
                      [_]       [_]             [_]

2.  The approval of the election of the following named directors:

                      For     Withhold     For All Except
                      [_]       [_]             [_]

    John B. Clark, James E. Milligan, James S. Mitchener, Jr. and James T. Willis who will serve as directors of the Company until the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
3. The ratification of McGladrey & Pullen, LLP as the independent auditors of the Company for the year ending September 30, 1999.

                      For     Withhold     For All Except
                      [_]       [_]             [_]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING: [_]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  If no instructions are given, the proxy will be voted (1) for the approval of the Agreement and Plan of Reorganization and Merger; (2) for nominees for election to the Board of Directors named in this Revocable Proxy and (3) for the ratification of the selection of McGladrey & Pullen, LLP as the independent auditors for the Company for the 1999 fiscal year. If instructions are given with respect to one but not all proposal(s), such instructions as are given will be followed and the proxy will be voted for the proposals on which no instructions are given.

                         --------------------------------------
    Please be sure to    Date
    sign and date this
    Proxy in the box
        below
---------------------------------------------------------------

--Stockholder sign above-------Co-Holder (if any) sign above---

+                                                                              +
--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            SCOTLAND BANCORP, INC.
--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated
December   , 1998.
  Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------